UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22747

ALPS SERIES TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

303.623.5277
(Registrant’s telephone number, including area code)

Richard C. Noyes, Esq., Secretary
ALPS Series Trust
1290 Broadway, Suite 1100
Denver, CO 80203
(Name and address of agent for service)

Date of fiscal year end:    September 30

Date of reporting period:  October 1, 2015 – September 30, 2016

Item 1.   Reports to Stockholders.

CLARKSTON FUNDS

CLARKSTON FUND
CLARKSTON PARTNERS FUND

ANNUAL REPORT

SEPTEMBER 30, 2016

Clarkston Partners Fund
Shareholder Letter	2
Portfolio Update	5
Clarkston Fund
Shareholder Letter	8
Portfolio Update	11
Disclosure of Fund Expenses	14
Portfolios of Investments
Clarkston Partners Fund	16
Clarkston Fund	18
Statements of Assets and Liabilities	20
Statements of Operations	22
Statements of Changes in Net Assets
Clarkston Partners Fund	23
Clarkston Fund	24
Financial Highlights	25
Notes to Financial Statements	28
Report of Independent Registered
Public Accounting Firm	38
Additional Information	39
Trustees and Officers	43

Clarkston Partners Fund	Shareholder Letter

September 30, 2016 (Unaudited)

On September 30, 2016, the Clarkston Partners Fund celebrated its one-year anniversary. We would like to send a  sincere thank you to our shareholders; your confidence and support is  greatly appreciated.

The Institutional Class of the Clarkston Partners Fund (the “Fund”)  outperformed the Russell 2500™  Index  (the  “Index”)  for  the  one-year  and  since  inception  (9/15/2015)  periods  ended September 30, 2016. For the 12 months ended September 30, the Fund’s Institutional Class gained 14.47%, beating the Index return of 14.44%. Year-to-date through September 30, the Fund’s Institutional Class returned 10.79%, nearly matching the 10.80% returned by the Index.

During the year ended September 30, 2016, significant contributors to the Fund’s performance came from the financial services and producer durables sectors, which contributed 4.99% and 4.34%, respectively. Consumer staples holdings returned 27.76% for the year, but the relatively low weight (4.06% of Fund holdings as of 9/30/16) limited the total contribution  of the sector to 1.39%.  The  worst  performing  sectors  were  health  care  and  materials  and  processing,  which contributed 0.21% and 0.38%, respectively. No sectors showed negative returns in either the Fund or the benchmark Index.

Clarkston Capital Partners, LLC (“Clarkston”), the Fund’s investment adviser, was founded on the belief that the best way to create and protect wealth is by owning businesses.  This is in sharp contrast  to  managers  who  buy  and  sell  “stocks.”  This  concept  is  paramount  to  Clarkston’s investment philosophy because it divorces the intrinsic value of a business from the price for which it can be purchased  in the open market. We believe the value of a good business is not volatile. While value should grow over time if the business grows its free cash, the value should not fluctuate much on a quarter to quarter basis.  Conversely, stock prices are in constant flux because they are driven  by investor emotion, which can be extremely volatile.  We believe that you can understand a  business and make educated assumptions regarding its value. We also believe that you can take advantage of investor emotion to purchase a high-quality business for less than its “intrinsic” value.

This focus on businesses  gave birth to Clarkston’s investment philosophy, which we refer to as Quality Value.  Our research process revolves around identifying high-quality “Clarkston Grade” companies that are misunderstood by other investors and then purchasing those companies for less than our appraisal of the underlying value.  While we consider ourselves “value investors,” we are not interested in the deep value that might be found in a company with a troubled past or focus on catalysts to unlock underlying value.  We look for profitable businesses with healthy financials that are dominant players in their industry and are run by competent managers.  To us, a high-quality  company  generates  high  returns  on  capital,  consistent  free  cash,  and  possesses sustainable competitive advantages that protect returns on capital.  Once we identify a business that measures up to our quality standards, we estimate the value of its future free cash flows and wait for it to go on sale.

The challenge with executing this strategy is twofold.  First, not many businesses meet our quality standards and, second, if they do meet our quality standards, their stock prices rarely trade at values low enough to buy. Patience is a must. Once we have identified a quality company, we wait patiently for the share price to fall well below our assessment of business value. This typically occurs as investors punish a business faced with temporary challenges. Once we own the business, we must wait patiently while the company overcomes these challenges and/or other investors uncover the same business virtues that we have identified, thus driving the price upward. If an investor  can  exercise  patience  in  letting  a  strong  management  team  operate  through  the challenging environment, that investor has the potential to be greatly rewarded as the shares once again reflect the true quality of a good business.

2	www.clarkstonfunds.com

Clarkston Partners Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Today’s valuation environment has required us to remain extremely patient as we have had much difficulty finding high-quality businesses trading at attractive valuations.  We are in the seventh year of a recovery from The Great Recession and the broader markets have risen over 200% since the bottom experienced in March 2009. The earnings growth of most businesses, good or bad, have failed to keep pace and thus, common valuation metrics are at, or very close to, historical highs, including the S&P 500® Index1 price to earnings (“PE”) ratio, market capitalization to Gross Domestic Product ratio, Shiller PE Ratio, and S&P 500 price to sales ratio2. More importantly, our own Internal Rate of Return (“IRR”) valuation model is showing that valuations are elevated.

Some investors say that higher valuations are justified given the abnormally low interest rate environment.  We fail to see the logic in this argument.  What happens if interest rates normalize or even rise to a semi-normalized level?  Low interest rates have forced many savers, who would typically invest in bonds, into riskier asset classes in search of higher yields.  Equities, especially high-quality businesses and those that pay dividends, have been serving as a surrogate for bonds.  How many savers have been “forced” into higher yielding equities not because they want to own them but because they have to own them?  How has this affected the share prices of high-quality businesses?    We  do  not  know  if  rates  will  rise  or  when  they  will,  but  we  can  imagine  an unattractive scenario where rates do rise forcing some of these savers out of equites and back into bonds.

We also worry that the popularity of passive investing is in the process of distorting the valuation of equities upward.  The Investment Company Institute reports that over the past nine years, $1.1 trillion has flowed into indexed equities, while $0.8 trillion has flowed out of actively managed equity mutual funds. According to Morningstar®, 2016 marked the year where U.S. passive equity vehicles surpassed a 40% share of the U.S. fund market, up from less than 20% a decade ago. Therefore,  passive  investment  strategies  are  controlling  a  larger  percentage  of  publicly  held shares. The Wall Street Journal reported in October that the number of S&P 500 Index companies where passively managed mutual funds and exchange traded funds (“ETFs”) owned at least 10% of the shares had grown from 2 companies in 2005 to 458 in 2016. More alarming yet, there are 112 companies in the S&P 500 where passive funds and ETFs own more stock than active funds, up from 12 in 2005. Many passive funds buy and sell securities based on market capitalization and with little regard for quality and/or valuation. Even the so-called “smart-beta” funds3 utilized many of the same factors for buying and selling securities, thus establishing “crowded” trades.

We are asking ourselves, have low interest rates and passive investing been responsible for elevated  valuations?  Momentum  could  be  a  dangerous  enemy  if  markets  enter  a  period  of correction. As investors grow increasingly fearful, they may flee passive investments. In such a scenario, ETF and index fund managers might be forced simultaneously to sell the same securities at the same time. Therefore, we are being very careful in how we value businesses and spending considerable time scrutinizing our assumptions and investigating the downside risk.

What does this mean for the Fund?  Although we are finding fewer investment opportunities, we are  continually  performing  more  thorough  and  in-depth  analysis  on  potential  investment opportunities than ever before.  The Fund’s cash balance was elevated as we preferred to wait for better future opportunities than allocate capital to an overvalued business.  We did have one major opportunity to put capital to work over the last 12 months.  The general market volatility facilitated by a global slowdown, falling commodity prices, and uncertainty surrounding Federal Reserve actions transformed into an outright sell-off in early January 2016. The sell-off led to a sudden rise in IRRs for both the Fund’s holdings and our “bench” companies. While the average IRR for Fund holdings was just over 10% for most of 2015, it reached a more attractive level in the 12% range during February. We capitalized on the opportunity by adding to existing portfolio positions and by adding two new companies to the portfolio. In January, we initiated positions in Fastenal Company (FAST) and IHS Inc. IHS merged with Markit Ltd. in July to form IHS Markit  Ltd. (INFO).

Annual Report | September 30, 2016	3

Clarkston Partners Fund	Shareholder Letter

September 30, 2016 (Unaudited)

In addition, in September we initiated a position in long-time bench company, Stericycle Inc. (SRCL).  We  sold  Paterson  Companies,  Inc.  (PDCO)  in  September  due  to  our  fears  that  the company’s customer base was going through a massive future consolidation. We eliminated Linear Technologies  Corp.  in  July  after  the  company  agreed  to  be  acquired  by  Analog  Devices,  Inc. (ADI).

While we cannot predict the future, we will continue to conduct in-depth research and analysis to seek to capitalize on investment opportunities in any market environment. We will remain true to our process and invest in high-quality businesses that we believe will provide attractive long-term returns to benefit shareholders.

Sincerely,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

[1]	The S&P 500 Index is an unmanaged index consisting of 500 stocks.
[2]
Price to earnings ratio is a measure of a company’s share price relative to the annual net income earned by the company per share and is used to indicated current investor demand for a company share.  The S&P 500 Index PE is based on earnings from the previous year.  The Shiller PE is the price to average earnings from the past ten years.  Market capitalization to Gross Domestic Product ratio is used to determine whether an overall market is undervalued or overvalued.  Price to sales ratio is a company's market capitalization divided by its total sales over a 12-month period and is used to indicate how much the market values every dollar of a company’s sales.

[3]	Smart-beta funds are funds that use alternative index construction rules instead of the typical capitalization-weighted index strategy.

4	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2016 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

The Western Union Co.	6.08%
LPL Financial Holdings, Inc.	5.76%
Willis Towers Watson PLC	5.30%
Brown & Brown, Inc.	5.27%
Legg Mason, Inc.	5.17%
John Wiley & Sons, Inc., Class A	4.68%
Matthews International Corp., Class A	4.66%
Broadridge Financial Solutions, Inc.	4.18%
Hillenbrand, Inc.	4.08%
NOW, Inc.	3.73%
Top Ten Holdings	48.91%

Sector Allocation (as a % of Net Assets)*

Financial Services	38.00%
Producer Durables	19.63%
Consumer Discretionary	9.71%
Consumer Staples	4.06%
Energy	3.73%
Materials & Processing	1.90%
Technology	1.84%
Cash, Cash Equivalents, & Other Net Assets	21.13%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2016	5

Clarkston Partners Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance of a Hypothetical $25,000 Initial Investment (at Inception* through September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $25,000 in the Institutional Class. Due to differing expenses, performance of the Founders Class will vary. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of  Fund shares.

Performance (as of September 30, 2016)
	3 Month	6 Month	1 Year	Since Inception*
Clarkston Partners Fund - Founders	5.51%	6.83%	14.73%	10.82%
Clarkston Partners Fund - Institutional	5.42%	6.74%	14.47%	10.57%
Russell 2500TM Index TR	6.56%	10.37%	14.44%	8.34%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is September 15, 2015.

The Russell 2500TM Index TR measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2500TM Index is constructed to provide a comprehensive and unbiased barometer for the small- to mid-cap segment. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell® is a trademark of Frank Russell Company.

6	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio Update

September 30, 2016 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Founders Class and Institutional Class shares (as reported in the January 28, 2016 Prospectus), are 1.09% and 0.88% and 1.24% and 1.03%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

Annual Report | September 30, 2016	7

Clarkston Fund	Shareholder Letter

September 30, 2016 (Unaudited)

We would like to send a sincere thank you to our shareholders; your confidence and support is greatly appreciated.

Since its April 1, 2016 inception date through September 30, 2016, the Clarkston Fund (the “Fund”) gained 5.20% versus the Russell 1000® Index return of 6.02%.

For the period ended September 30, 2016, significant contributors to the Fund’s performance came from the financial services, consumer staples and technology sectors, which contributed 1.89%, 1.54% and 0.85%, respectively.  While no sectors negatively detracted from performance, the  worst  performers  were  the  producer  durables,  consumer  discretionary  and  health  care sectors, which contributed 0.17%, 0.19% and 0.73%, respectively.

Clarkston Capital Partners, LLC (“Clarkston”), the Fund’s investment adviser, was founded on the belief that the best way to create and protect wealth is by owning businesses.  This is in sharp contrast  to  managers  who  buy  and  sell  “stocks.”  This  concept  is  paramount  to  Clarkston’s investment philosophy because it divorces the intrinsic value of a business from the price for which it can be purchased in the open market. We believe the value of a good business is not volatile.  While value should grow over time if the business grows its free cash, the value should not fluctuate much on a quarter-to-quarter basis. Conversely, stock prices are in constant flux because they are driven by investor emotion, which can be extremely volatile. We believe that you can understand a business and make educated assumptions regarding its value. We also believe that you can take advantage of investor emotion to purchase a high-quality business for less than its “intrinsic” value.

This focus on businesses gave birth to Clarkston’s investment philosophy, which we refer to as Quality Value.  Our research process revolves around identifying high-quality “Clarkston Grade” companies that are misunderstood by other investors and then purchasing those companies for less than our appraisal of the underlying value.  While we consider ourselves “value investors,” we are not interested in the deep value that might be found in a company with a troubled past or focus on catalysts to unlock underlying value.  We look for profitable businesses with healthy financials that are dominant players in their industry and are run by competent managers.  To us, a high-quality  company  generates  high  returns  on  capital,  consistent  free  cash,  and  possesses sustainable competitive advantages that protect returns on capital. Once we identify a business that measures up to our quality standards, we estimate the value of its future free cash flows and wait for it to go on sale.

The challenge with executing this strategy is twofold.  First, not many businesses meet our quality standards and, second, if they do meet our quality standards their stock prices rarely trade at values low enough to buy. Patience is a must. Once we have identified a quality company, we wait patiently for the share price to fall well below our assessment of business value.  This typically occurs  as  investors  punish  a  business  faced  with  temporary  challenges.    Once  we  own  the business, we must wait patiently while the company overcomes these challenges and/or other investors uncover the same business virtues that we have, thus driving the price upward.  If an investor  can  exercise  patience  in  letting  a  strong  management  team  operate  through  the challenging environment, that investor has the potential to be greatly rewarded as the shares once again reflect the true quality of a good business.

8	www.clarkstonfunds.com

Clarkston Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Today’s valuation environment has required us to remain extremely patient as we have had much difficulty finding high-quality businesses trading at attractive valuations. We are in the seventh year of a recovery from The Great Recession and the broader markets have risen over 200% since the bottom experienced in March 2009. The earnings growth of most businesses, good or bad, have failed to keep pace and thus, common valuation metrics are at, or very close to, historical highs, including the S&P 500® Index price to earnings (“PE”) ratio, market capitalization to Gross Domestic Product ratio, Shiller PE Ratio, and S&P 500 price to sales ratio1. More importantly, our own Internal Rate of Return (“IRR”) valuation model is showing that valuations are elevated.

Some investors say that higher valuations are justified given the abnormally low interest rate environment. We fail to see the logic in this argument.  What happens if interest rates normalize or even rise to a semi-normalized level? Low interest rates have forced many savers, who would typically invest in bonds, into riskier asset classes in search of higher yields. Equities, especially high-quality businesses and those that pay dividends, have been serving as a surrogate for bonds. How many savers have been “forced” into higher yielding equities not because they want to own them but because they have to own them? How has this affected the share prices of high-quality businesses? We do not know if rates will rise or when they will, but we can imagine an unattractive scenario where rates do rise forcing some of these savers out of equites and back into bonds.

We also worry that the popularity of passive investing is in the process of distorting the valuation of equities upward.  The Investment Company Institute reports that over the past nine years, $1.1 trillion has flowed into indexed equities, while $0.8 trillion has flowed out of actively managed equity mutual funds. According to Morningstar®, 2016 marked the year where U.S. passive equity vehicles surpassed a 40% share of the U.S. fund market, up from less than 20% a decade ago.  Therefore,  passive  investment  strategies  are  controlling  a  larger  percentage  of  publicly  held shares. The Wall Street Journal reported in October that the number of S&P 500 Index companies where passively managed mutual funds and exchange traded funds (“ETFs”) owned at least 10% of the shares had grown from 2 companies in 2005 to 458 in 2016.  More alarming yet, there are 112 companies in the S&P 500 where passive funds and ETFs own more stock than active funds, up from 12 in 2005.  Many passive funds buy and sell securities based on market capitalization and with little regard for quality and/or valuation. Even the so-called “smart-beta” funds2 utilized many of the same factors for buying and selling securities, thus establishing “crowded” trades.

We are asking ourselves, have low interest rates and passive investing been responsible for elevated  valuations?  Momentum  could  be  a  dangerous  enemy  if  markets  enter  a  period  of correction. As investors grow increasingly fearful, they may flee passive investments. In such a scenario, ETF and index fund managers might be forced simultaneously to sell the same securities at the same time.  Therefore, we are being very careful in how we value businesses and spending considerable time scrutinizing our assumptions and investigating the downside risk.

What does this mean for the Fund?  Although we are finding fewer investment opportunities, we are  continually  performing  more  thorough  and  in-depth  analysis  on  potential  investment opportunities than ever before. The Fund’s cash balance was elevated as we preferred to wait for better future opportunities than allocate capital to an overvalued business.  We did not initiate or eliminate any holdings during the six-month period.

While we cannot predict the future, we will continue to conduct in-depth research and analysis to seek to capitalize on investment opportunities in any market environment.  We will remain true to our process and invest in high-quality businesses that we believe will provide attractive long-term returns to benefit shareholders.

Annual Report | September 30, 2016	9

Clarkston Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Sincerely,

Jeffrey A. Hakala, CFA, CPA	Jerry W. Hakala, CFA

[1]
Price to earnings ratio is a measure of a company’s share price relative to the annual net income earned by the company per share and is used to indicated current investor demand for a company share.  The S&P 500 Index PE is based on earnings from the previous year.  The Shiller PE is the price to average earnings from the past ten years.  Market capitalization to Gross Domestic Product ratio is used to determine whether an overall market is undervalued or overvalued.  Price to sales ratio is a company's market capitalization divided by its total sales over a 12-month period and is used to indicate how much the market values every dollar of a company’s sales.

[2]	Smart-beta funds are funds that use alternative index construction rules instead of the typical capitalization-weighted index strategy.

10	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2016 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

Procter & Gamble Co.	5.78%
General Electric Co.	5.58%
Western Union Co.	4.23%
Microsoft Corp.	4.14%
Sysco Corp.	4.13%
American Express Co.	4.13%
Johnson & Johnson	3.81%
PepsiCo, Inc.	3.77%
Cisco Systems, Inc.	3.38%
Wal-Mart Stores, Inc.	3.32%
Top Ten Holdings	42.27%

Sector Allocation (as a % of Net Assets)*

Financial Services	21.88%
Consumer Staples	18.74%
Producer Durables	14.62%
Technology	10.28%
Health Care	8.99%
Consumer Discretionary	4.94%
Cash, Cash Equivalents, & Other Net Assets	20.55%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

Annual Report | September 30, 2016	11

Clarkston Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance of a Hypothetical $10,000 Initial Investment (at Inception* through September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Institutional Class. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance (as of September 30, 2016)

	3 Month	Since Inception*
Clarkston Fund - Institutional	3.44%	5.20%
Russell 1000® Index TR	4.03%	6.02%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 680-6562 or by visiting www.clarkstonfunds.com.

*	Fund’s inception date is April 1, 2016.

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® represents approximately 92% of the U.S. market. The Russell 1000® is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indices. Russell® is a trademark of Frank Russell Company.

12	www.clarkstonfunds.com

Clarkston Fund	Portfolio Update

September 30, 2016 (Unaudited)

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect a deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class shares (as reported in the January 28, 2016 Prospectus), are 1.37% and 0.72%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

The Fund is new and has a limited operating history.

Annual Report | September 30, 2016	13

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

Example. As a shareholder of the Clarkston Partners Fund or the Clarkston Fund (the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2016 and held through September 30, 2016.

Actual Expenses. The first line under each class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2016 – September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical  Example  for  Comparison  Purposes.  The second line under each class in the following table provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14	www.clarkstonfunds.com

Clarkston Funds	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio	Expenses Paid During Period April 1, 2016 - September 30, 2016(a)
Clarkston Partners Fund
Founders Class
Actual	$1,000.00	$1,068.30	0.85%	$4.40
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	0.85%	$4.29

Institutional Class
Actual	$1,000.00	$1,067.40	1.00%	$5.17
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	1.00%	$5.05

Clarkston Fund
Institutional Class
Actual(b)	$1,000.00	$1,052.00	0.70%	$3.53
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	0.70%	$3.54

(a)
Expenses are equal to the annualized expense ratio shown above for the applicable class, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

(b)	The actual expenses paid during the period (180 days) are based on the commencement of operations on April 4, 2016.

Annual Report | September 30, 2016	15

Clarkston Partners Fund	Portfolio of Investments

September 30, 2016

	Shares	Value (Note 2)
COMMON STOCKS (78.87%)
Consumer Discretionary (9.71%)
Cable One, Inc.	3,500	$2,044,000
John Wiley & Sons, Inc., Class A	500,000	25,805,000
Matthews International Corp., Class A	422,500	25,671,100
Total Consumer Discretionary		53,520,100

Consumer Staples (4.06%)
McCormick & Co., Inc.	110,000	10,991,200
Post Holdings, Inc.(a)	147,200	11,359,424
Total Consumer Staples		22,350,624

Energy (3.73%)
NOW, Inc.(a)	960,000	20,572,800
Total Energy		20,572,800

Financial Services (38.00%)
Broadridge Financial Solutions, Inc.	340,000	23,048,600
Brown & Brown, Inc.	770,000	29,036,700
Equifax, Inc.	60,000	8,074,800
Federated Investors, Inc., Class B	620,000	18,370,600
Legg Mason, Inc.	850,000	28,458,000
LPL Financial Holdings, Inc.	1,060,000	31,704,600
Markel Corp.(a)	8,500	7,894,545
The Western Union Co.	1,610,000	33,520,200
Willis Towers Watson PLC	220,000	29,209,400
Total Financial Services		209,317,445

Materials & Processing (1.90%)
Fastenal Co.	250,000	10,445,000
Total Materials & Processing		10,445,000

Producer Durables (19.63%)
Actuant Corp., Class A	690,000	16,035,600
C.H. Robinson Worldwide, Inc.	200,000	14,092,000
Cintas Corp.	100,000	11,260,000
Graco, Inc.	100,000	7,400,000
Hillenbrand, Inc.	710,000	22,464,400
Landstar System, Inc.	220,000	14,977,600
Stericycle, Inc.(a)	155,000	12,421,700
Waters Corp.(a)	60,000	9,509,400
Total Producer Durables		108,160,700

See Notes to Financial Statements.

16	www.clarkstonfunds.com

Clarkston Partners Fund	Portfolio of Investments

September 30, 2016

	Shares	Value (Note 2)
Technology (1.84%)
IHS Markit Ltd.(a)	270,000	$10,138,500
Total Technology		10,138,500

TOTAL COMMON STOCKS (Cost $390,304,173)		434,505,169

TOTAL INVESTMENTS (78.87%) (Cost $390,304,173)		$434,505,169

Other Assets In Excess Of Liabilities (21.13%)		116,396,875
NET ASSETS (100.00%)		$550,902,044

(a)	Non-income producing security.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2016	17

Clarkston Fund	Portfolio of Investments

September 30, 2016

	Shares	Value (Note 2)
COMMON STOCKS (79.45%)
Consumer Discretionary (4.94%)
Wal-Mart Stores, Inc.	9,300	$670,716
Walt Disney Co.	3,500	325,010
Total Consumer Discretionary		995,726

Consumer Staples (18.74%)
Diageo PLC, Sponsored ADR	5,000	580,200
Mondelez International, Inc., Class A	10,000	439,000
PepsiCo, Inc.	7,000	761,390
Procter & Gamble Co.	13,000	1,166,750
Sysco Corp.	17,000	833,170
Total Consumer Staples		3,780,510

Financial Services (21.88%)
American Express Co.	13,000	832,520
Capital One Financial Corp.	9,000	646,470
Charles Schwab Corp.	18,000	568,260
MasterCard, Inc., Class A	3,500	356,195
US Bancorp	11,500	493,235
Western Union Co.	41,000	853,620
Willis Towers Watson PLC	5,000	663,850
Total Financial Services		4,414,150

Health Care (8.99%)
Anthem, Inc.	3,500	438,585
Johnson & Johnson	6,500	767,845
Medtronic PLC	3,500	302,400
Pfizer, Inc.	9,000	304,830
Total Health Care		1,813,660

Producer Durables (14.62%)
CH Robinson Worldwide, Inc.	7,000	493,220
Deere & Co.	6,000	512,100
Emerson Electric Co.	7,000	381,570
General Electric Co.	38,000	1,125,560
United Parcel Service, Inc., Class B	4,000	437,440
Total Producer Durables		2,949,890

Technology (10.28%)
Cisco Systems, Inc.	21,500	681,980
International Business Machines Corp.	3,500	555,975

See Notes to Financial Statements.

18	www.clarkstonfunds.com

Clarkston Fund	Portfolio of Investments

September 30, 2016

	Shares	Value (Note 2)
Technology (continued)
Microsoft Corp.	14,500	$835,200
Total Technology		2,073,155

TOTAL COMMON STOCKS (Cost $15,260,052)		16,027,091

TOTAL INVESTMENTS (79.45%) (Cost $15,260,052)		$16,027,091

Other Assets In Excess Of Liabilities (20.55%)		4,145,910
NET ASSETS (100.00%)		$20,173,001

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may use a different classification system or may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2016	19

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2016

	CLARKSTON PARTNERS FUND	CLARKSTON FUND

ASSETS:
Investments, at value (Cost $390,304,173 and $15,260,052)	$434,505,169	$16,027,091
Cash & Cash Equivalents	116,402,946	4,131,115
Receivable for shares sold	501,345	–
Receivable due from advisor	–	1,199
Dividends receivable	400,400	30,531
Prepaid offering costs	–	22,265
Other Assets	32,125	2,507
Total Assets	551,841,985	20,214,708

LIABILITIES:
Administration and transfer agency fees payable	97,270	8,466
Payable for shares redeemed	385,507	–
Payable to advisor	260,066	–
Payable for distribution and service fees	95,918	7,142
Payable for printing	7,041	135
Payable for professional fees	32,658	21,612
Payable to Chief Compliance Officer	4,837	163
Accrued expenses and other liabilities	56,644	4,189
Total Liabilities	939,941	41,707
NET ASSETS	$550,902,044	$20,173,001

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$501,032,075	$19,278,147
Accumulated net investment income	1,891,112	127,815
Accumulated net realized gain on investments	3,777,861	–
Net unrealized appreciation on investments	44,200,996	767,039
NET ASSETS	$550,902,044	$20,173,001

See Notes to Financial Statements.

20	www.clarkstonfunds.com

Clarkston Funds	Statements of Assets and Liabilities

September 30, 2016

	CLARKSTON PARTNERS FUND	CLARKSTON FUND
PRICING OF SHARES
Founders Class:
Net Asset Value, offering and redemption price per share	$11.11	N/A
Net Assets	$308,607,337	N/A
Shares of beneficial interest outstanding	27,779,566	N/A
Institutional Class:
Net Asset Value, offering and redemption price per share	$11.09	$10.52
Net Assets	$242,294,707	$20,173,001
Shares of beneficial interest outstanding	21,838,673	1,917,650

See Notes to Financial Statements.

Annual Report | September 30, 2016	21

Clarkston Funds	Statements of Operations

For the Year or Period Ended September 30, 2016

	CLARKSTON PARTNERS FUND	CLARKSTON FUND(a)
INVESTMENT INCOME:
Dividends	6,055,076	171,756
Total Investment Income	6,055,076	171,756

EXPENSES:
Investment advisory fees (Note 6)	3,309,185	41,687
Administration fees	289,181	7,730
Shareholder service fees
Institutional Class	289,971	12,506
Custodian fees	43,527	2,431
Legal fees	96,925	1,550
Audit and tax fees	17,179	21,000
Transfer agent fees	157,641	12,444
Trustees fees and expenses	50,501	449
Registration and filing fees	74,167	2,589
Printing fees	25,934	135
Chief Compliance Officer fees	29,549	452
Insurance expense	12,116	–
Offering costs	65,050	19,011
Other expenses	14,797	1,102
Total Expenses	4,475,723	123,086
Less fees waived/reimbursed by investment adviser Founders Class (Note 6)	(368,096)	N/A
Institutional Class (Note 6)	(301,646)	(64,723)
Total fees waived/reimbursed by investment adviser	(669,742)	(64,723)
Net Expenses	3,805,981	58,363
NET INVESTMENT INCOME	2,249,095	113,393

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	3,750,091	–
Net realized gain	3,750,091	–
Net increase from payment by affiliate (Note 6)	27,770	–
Change in unrealized appreciation on:
Investments	48,070,769	767,039
Net change	48,070,769	767,039

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	51,848,630	767,039
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$54,097,725	$880,432

(a)	Commenced operations on April 4, 2016.

See Notes to Financial Statements.

22	www.clarkstonfunds.com

Clarkston Partners Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
OPERATIONS:
Net investment income	$2,249,095	$2,530
Net realized gain on investments	3,777,861	–
Net change in unrealized appreciation/(depreciation) on investments	48,070,769	(3,869,773)
Net increase/(decrease) in net assets resulting from operations	54,097,725	(3,867,243)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Founders Class	(243,684)	–
Institutional Class	(204,594)	–
Total distributions	(448,278)	–

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Founders
Shares sold	164,645,963	130,613,687
Dividends reinvested	243,684	–
Shares redeemed	(13,965,015)	(466,361)
Net increase from beneficial share transactions	150,924,632	130,147,326
Institutional Class
Shares sold	334,694,172	25,010
Dividends reinvested	199,826	–
Shares redeemed	(114,871,126)	–
Net increase from beneficial share transactions	220,022,872	25,010
Net increase in net assets	424,596,951	126,305,093

NET ASSETS:
Beginning of period	126,305,093	–
End of period (including accumulated net investment income of $1,891,112 and $19,182)	$550,902,044	$126,305,093

(a)	Commenced operations on September 16, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2016	23

Clarkston Fund	Statements of Changes in Net Assets

For the Period Ended September 30, 2016(a)
OPERATIONS:
Net investment income	$113,393
Net change in unrealized appreciation on investments	767,039
Net increase in net assets resulting from operations	880,432

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Institutional Class
Shares sold	19,603,769
Shares redeemed	(311,200)
Net increase from beneficial share transactions	19,292,569
Net increase in net assets	20,173,001

NET ASSETS:
Beginning of period	–
End of period (including accumulated net investment income of $127,815)	$20,173,001

(a)	Commenced operations on April 4, 2016.

See Notes to Financial Statements.

24	www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.06		0.00	(c)
Net realized and unrealized gain/(loss) on investments	1.37		(0.30)
Total from investment operations	1.43		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.02)		–
Total Distributions	(0.02)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.41		(0.30)
NET ASSET VALUE, END OF PERIOD	$11.11		$9.70

TOTAL RETURN(d)	14.73	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$308,607		$126,281

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.02%		1.81	%(f)
Operating expenses including reimbursement/waiver	0.85%		0.85	%(f)
Net investment income including reimbursement/waiver	0.62%		0.05	%(f)

PORTFOLIO TURNOVER RATE(g)	16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding these items, total return would not change as the impact is less than 0.05%.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	25

Clarkston Partners Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2016		For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.70		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(b)	0.05		(0.00	)(c)
Net realized and unrealized gain/(loss) on investments	1.35		(0.30)
Total from investment operations	1.40		(0.30)

LESS DISTRIBUTIONS:
From net investment income	(0.01)		–
Total Distributions	(0.01)		–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	1.39		(0.30)
NET ASSET VALUE, END OF PERIOD	$11.09		$9.70

TOTAL RETURN(d)	14.47	%(e)	(3.00%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$242,295		$24

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.16%		1.96	%(f)
Operating expenses including reimbursement/waiver	1.00%		1.00	%(f)
Net investment income/(loss) including reimbursement/waiver	0.46%		(0.10	%)(f)

PORTFOLIO TURNOVER RATE(g)	16%		0%

(a)	Commenced operations on September 16, 2015.
(b)	Per share amounts are based upon average shares outstanding.
(c)	Less than ($0.005) per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund’s total return consists of a voluntary/unvoluntary reimbursement by the adviser for a realized investment loss. Excluding these items, total return would not change as the impact is less than 0.05%.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

26	www.clarkstonfunds.com

Clarkston Fund – Institutional Class	Financial Highlights

For a Share Outstanding Throughout the Period Presented

	For the Period Ended September 30, 2016(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.08
Net realized and unrealized gain on investments	0.44
Total from investment operations	0.52

NET INCREASE IN NET ASSET VALUE	0.52
NET ASSET VALUE, END OF PERIOD	$10.52

TOTAL RETURN(c)	5.20%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$20,173

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.48	%(d)
Operating expenses including reimbursement/waiver	0.70	%(d)
Net investment income/(loss) including reimbursement/waiver	1.36	%(d)

PORTFOLIO TURNOVER RATE(e)	0%

(a)	Commenced operations on April 4, 2016.
(b)	Per share amounts are based upon average shares outstanding.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	27

Clarkston Funds	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Trust consists of multiple separate portfolios or series. This Annual Report describes the Clarkston Partners Fund and the Clarkston Fund (each, a “Fund” and collectively, the “Funds”). The Funds’ are non-diversified and the primary investment objectives are to achieve long-term capital appreciation. The Clarkston Partners Fund currently offers Founders Class shares and Institutional Class shares and the Clarkston Fund currently offers Institutional Class shares. Each share class for the Clarkston Partners Fund has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

The Funds have limited operating histories. The Funds do not have any operations before September 16, 2015 for the Clarkston Partners Fund and April 4, 2016 for the Clarkston Fund other than those relating to the sale and issuance of the Funds’ initial shares to ALPS Fund Services, Inc. (“ALPS”), the Funds’ Administrator and Transfer Agent. ALPS is an affiliate of ALPS Distributors, Inc., the Funds’ principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Funds  are  considered  investment  companies  under  U.S.  GAAP  and  follow  the  accounting  and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in preparation of their financial statements.

Investment  Valuation:  The  Funds  generally  value  their  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally  4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Funds’ assets are valued. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable  securities  issued  by  open-end  registered  investment  companies  are  valued  at  the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

28	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2016

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Funds’ investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant  unobservable prices or  inputs  (including the  Fund’s own  assumptions  in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  inputs  used  to  value  the  Funds’  investments  as  of  September 30, 2016:

Clarkston Partners Fund

Investments in Securities at Value	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$53,520,100	$–	$–	$53,520,100
Consumer Staples	22,350,624	–	–	22,350,624
Energy	20,572,800	–	–	20,572,800
Financial Services	209,317,445	–	–	209,317,445
Materials & Processing	10,445,000	–	–	10,445,000
Producer Durables	108,160,700	–	–	108,160,700

Annual Report | September 30, 2016	29

Clarkston Funds	Notes to Financial Statements

September 30, 2016

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks (continued)
Technology	$10,138,500	$–	$–	$10,138,500
Total	$434,505,169	$–	$–	$434,505,169

Clarkston Fund

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Consumer Discretionary	$995,726	$–	$–	$995,726
Consumer Staples	3,780,510	–	–	3,780,510
Financial Services	4,414,150	–	–	4,414,150
Health Care	1,813,660	–	–	1,813,660
Producer Durables	2,949,890	–	–	2,949,890
Technology	2,073,155	–	–	2,073,155
Total	$16,027,091	$–	$–	$16,027,091

The Funds recognize transfers between levels as of the end of the period. For the fiscal year or period ended September 30, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Offering  Costs:  The  Funds  incurred  offering  costs  during  the  fiscal  year  or  period  ended September 30, 2016. These offering costs, including fees for printing initial prospectuses, legal and registration fees, are being amortized over the first twelve months from the inception date of each Fund. Amounts amortized during the fiscal year or period ended September 30, 2016 are shown on the Funds’ Statement of Operations and amounts that remain to be amortized are shown on the Funds’ Statement of Assets and Liabilities.

Concentration of Credit Risk: Each Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Funds do not believe that such deposits are subject to any unusual risk associated with investment activities.

Trust Expenses: Some expenses of the Trust can be directly attributed to a Fund. Expenses that cannot be directly attributed to a Fund are apportioned among all funds in the Trust based on average net assets of each fund.

30	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2016

Fund Expenses: Some expenses can be directly attributed to a Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the shareholder service plan for a particular class of a Fund are charged to the operations of such class.

Federal Income Taxes: The Funds comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year so that they will not be subject to excise tax on undistributed income and gains. The Funds are not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year or period ended September 30, 2016, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds file U.S. federal, state and local income tax returns as required.  The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Funds’ administrator has analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Funds’ financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to a Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Funds normally pay dividends, if any, and distribute capital gains,  if  any,  on  an  annual  basis.    Income  dividend  distributions  are  derived  from  interest, dividends and other income the Funds receive from their investments, including short-term capital gains. Long-term capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than one year. A Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period  from  net  investment  income  or  net  realized  gains  may  differ  from  its  ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or  realized  gain  were  recorded  by  a  Fund.  The  amounts  and  characteristics  of  tax-basis distributions  are  estimated  at  the  time  of  distribution  and  composition  of  distributable earnings/(accumulated losses) are finalized at fiscal year end.

Annual Report | September 30, 2016	31

Clarkston Funds	Notes to Financial Statements

September 30, 2016

The tax character of distributions paid by the Clarkston Partners Fund during the fiscal year ended September 30, 2016 was as follows:

Distributions Paid From:	2016
Ordinary Income	$448,278
Total	$448,278

There  were  no  distributions  paid  by  the  Clarkston  Fund  during  the  fiscal  period  ended  September  30,  2016,  or  the  Clarkston  Partners  Fund  for  the  fiscal  period  ended  September 30, 2015.

Reclassifications: As of September 30, 2016, permanent differences in book and tax accounting were reclassified.  The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

	Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
Clarkston Partners Fund	$(71,113)	$71,113	$–
Clarkston Fund	(14,422)	14,422	–

These differences are primarily attributed to non-deductible organizational costs.

Unrealized Appreciation and Depreciation on Investments:  As of September 30, 2016, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

	Clarkston Partners Fund	Clarkston Fund
Gross unrealized appreciation (excess of value over tax cost)	$50,157,971	$900,327
Gross unrealized depreciation (excess of tax cost over value)	(6,408,841)	(133,288)
Net unrealized appreciation	$43,749,130	$767,039
Cost of investments for income tax purposes	$390,756,039	$15,260,052

32	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2016

Components of Distributable Earnings:  At September 30, 2016, components of distributable earnings were as follows:

	Clarkston Partners Fund	Clarkston Fund
Undistributed ordinary income	$6,028,909	$127,815
Accumulated capital gains	91,930	–
Net unrealized appreciation	43,749,130	767,039
Total	$49,869,969	$894,854

Capital  Losses:  As  of  September  30,  2016,  the  Funds  had  no  accumulated  capital  loss carryforwards.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year or period ended September 30, 2016 were as follows:

	Purchases of Securities	Proceeds from Sales of Securities
Clarkston Partners Fund	$342,253,763	$50,921,508
Clarkston Fund	15,262,143	–

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Funds have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive  rights.  Neither  the  Funds  nor  any  of  their  creditors  have  the  right  to  require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Annual Report | September 30, 2016	33

Clarkston Funds	Notes to Financial Statements

September 30, 2016
Transactions in common shares were as follows:

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015

Clarkston Partners Fund(a)
Founders Class
Shares sold	16,080,830	13,062,845
Shares issued in reinvestment of distributions to shareholders	24,396	–
Shares redeemed	(1,341,410)	(47,095)
Net increase in shares outstanding	14,763,816	13,015,750
Institutional Class
Shares sold	32,679,127	2,501
Shares issued in reinvestment of distributions to shareholders	19,999	–
Shares redeemed	(10,862,954)	–
Net increase in shares outstanding	21,836,172	2,501
Clarkston Fund(b)
Institutional Class
Shares sold	1,948,035	N/A
Shares redeemed	(30,385)	N/A
Net increase in shares outstanding	1,917,650	N/A

(a)	Commenced operations on September 16, 2015.
(b)	Commenced operations on April 4, 2016.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more  controlled  companies,  of  more  than  25%  of  the  voting  securities  of  a  company. Approximately 88% of the outstanding shares of the Clarkston Partners Fund are held by two record shareholders: one is an omnibus account and one is a record shareholder that owns shares on behalf of its underlying beneficial owners. Approximately 86% of the outstanding shares of the Clarkston  Fund  are  owned  by  one  omnibus  account.  Share  transaction  activities  of  these shareholders could have a material impact on the Funds.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Clarkston Capital Partners, LLC (“Clarkston” or the “Adviser”), subject to the authority of the Board, is responsible for the management of the Funds’ portfolios. The Adviser manages the investments of the Funds in accordance with the Funds’ investment objectives, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee that is based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The contractual management fee rates are 0.80% and 0.50% for the Clarkston Partners Fund and the Clarkston Fund, respectively. The initial  term  of  the  Advisory  Agreement  is  two  years.  The  Board  may  extend  the  Advisory Agreement for additional one-year terms. The Board and shareholders of a Fund may terminate the Advisory Agreement upon 30 days’ written notice. The Adviser may terminate the Advisory Agreement upon 60 days’ notice.

34	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2016

Pursuant  to  a  fee  waiver  letter  agreement  (the  “Fee  Waiver  Agreement”),  the  Adviser  has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses, exclusive of shareholder servicing fees (for the Clarkston Partners Fund), brokerage expenses, interest expenses, acquired fund fees and expenses and extraordinary expenses to an annual rate of 0.85% of the Clarkston Partners Fund’s average daily net assets for each of the Founders Class shares and the Institutional Class shares and 0.70% of the Clarkston Fund’s average daily net assets for the Institutional Class shares.  The Fee Waiver Agreement is in effect through January 31, 2017.  The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement.  The Funds will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not terminate the Fee Waiver Agreement without the approval of the Trust’s Board. Fees waived or reimbursed for the fiscal year or period ended September 30, 2016 are disclosed in the Statement of Operations.

As of September 30, 2016, the balances of recoupable expenses for each Fund were as follows:

	Expiring in 2018	Expiring in 2019
Clarkston Partners Fund
Founders	50,396	368,096
Institutional	10	301,646
Clarkston Fund
Institutional	–	64,723

Payment from Affiliate: For the year ended September 30, 2016, the Fund was reimbursed $27,770 from the adviser as a result of a trading error.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to each Fund. The Funds have agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assist in each Fund’s operations. Each Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS.  Administration fees paid by the Funds for the fiscal year or period ended September 30, 2016 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for each Fund under a Transfer Agency and Services Agreement  with  the  Trust.  Under  this  agreement,  ALPS  is  paid  an  annual  fee  for  services performed on behalf of the Funds plus fees for open accounts and is reimbursed for certain out-of-pocket expenses.

Annual Report | September 30, 2016	35

Clarkston Funds	Notes to Financial Statements

September 30, 2016

Compliance Services: ALPS provides services as each Fund’s Chief Compliance Officer to monitor and test the policies and procedures of each Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Funds and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of each Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares of each Fund are offered on a continuous basis through the Distributor, as agent of the Funds.   The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation  for  its  services  as  the  Funds’  principal  underwriter  pursuant  to  the Distribution Agreement.

Each  Fund  has  adopted  a  shareholder  services  plan  (“Shareholder  Services  Plan”)  for  its Institutional Class. Under the Shareholder Services Plan each Fund is authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% of the average daily net asset value of each Fund’s Institutional Class shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization.

7. TRUSTEES

As of September 30, 2016, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for  all  reasonable  out-of-pocket  expenses  relating  to  attendance  at  meetings  and  for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

36	www.clarkstonfunds.com

Clarkston Funds	Notes to Financial Statements

September 30, 2016

Effective October 1, 2016, the Independent Trustees will receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses.

Effective November 14, 2016, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2016	37

Clarkston Funds	Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
ALPS Series Trust:

We have audited the accompanying statements of assets and liabilities of Clarkston Partners Fund and Clarkston Fund (each a separate series of ALPS Series Trust), including the portfolios of investments, as of September 30, 2016, and the related statements of operations for the years then ended for Clarkston Partners Fund and for the period from April 4, 2016 (commencement of operations) to September 30, 2016 for Clarkston Fund, and the statements of changes in net assets and the financial highlights for the year then ended and for the period from September 16, 2015 (commencement of operations) to September 30, 2015 for Clarkston Partners Fund and for the period from April 4, 2016 (commencement of operations) to September 30, 2016 for Clarkston Fund. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our  responsibility  is  to  express  an  opinion  on  these  financial  statements  and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and  significant  estimates  made  by  management,  as  well  as  evaluating  the  overall  financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Clarkston Partners Fund and Clarkston Fund as of September 30, 2016, the results of its operations for the year then ended for Clarkston Partners Fund and for the period from April 4, 2016 (commencement of operations) to September 30, 2016 for Clarkston Fund, and the changes in its net assets and the financial highlights for the year then ended and for the period September 16, 2015 (commencement of operations) to September 30, 2015 for Clarkston Partners Fund and for the period from April 4, 2016 (commencement of operations) to September 30, 2016 for Clarkston Fund, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Denver, Colorado
December 2, 2016

38	www.clarkstonfunds.com

Clarkston Funds	Additional Information

September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Funds (toll-free) at 1-844-680-6562 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available on the SEC website at http://www.sec.gov.  The  Funds’  Form  N-Qs  may  be  reviewed  and  copied  at  the  SEC’s  Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX DESIGNATIONS

The Clarkston Partners Fund designates the following as a percentage of taxable ordinary income distributions,  or  up  to  the  maximum  amount  allowable,  for  the  calendar  year  ended  December 31, 2015:

Qualified Dividend Income: 90.29%
Dividend Received Deduction: 90.29%

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AGREEMENTS

On August 14, 2015, the Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act.  The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement and other related materials.

In approving the Investment Advisory Agreement with the Adviser, the Trustees, including all of the Independent Trustees, considered the following factors with respect to the Funds:

Investment  Advisory  Fee  Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust on behalf of the Funds to the Adviser of 0.80% of the Clarkston Partners Fund’s daily average net assets and of 0.50% of the Clarkston Fund’s daily average net assets, in light of the nature, extent and quality of the advisory services to be provided by the Adviser to the Funds.

Annual Report | September 30, 2016	39

Clarkston Funds	Additional Information

September 30, 2016 (Unaudited)

The Trustees considered the information they received comparing each of the Fund’s contractual annual advisory fee and overall expenses with those of funds in the expense groups and universes of funds provided by an independent provider of investment company data (the “Data Provider”), which screened retail and institutional large and small/mid cap blend mutual funds and excluded all others.  The Data Provider peer group for the Clarkston Fund’s Institutional Class consisted of the Clarkston Fund and eight other large blend funds identified by the Data Provider and that only institutional load funds were considered for inclusion in the expense group.  The Data Provider peer groups for the Clarkston Partners Fund’s Founders Class and Institutional Class each consisted of the Clarkston Partners Fund and 11 other small/mid cap blend funds identified by the Data Provider and that only institutional load funds were considered for inclusion in each expense group.

The Trustees noted that the Adviser’s contractual advisory fee of 0.50% for the Clarkston Fund’s Institutional Class was below the Data Provider peer group average of 0.672% and below the Data Provider peer group median of 0.700% and that the Clarkston Fund’s Institutional Class total net expense of 0.700% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 0.784% and the Data Provider peer group median of 0.750%.  After further consideration,  the  Trustees  determined  that  the  contractual  annual  advisory  fee  and  total  net expense set forth above for the Clarkston Fund, taking into account the contractual fee waiver in place, was fair to the Clarkston Fund’s shareholders.

The Trustees further noted that the Adviser’s contractual advisory fee of 0.80% for the Clarkston Partners Fund’s Founders Class and Institutional Class was below the Data Provider peer group average of 0.812% and 0.812%, respectively and below the Data Provider peer group median of 0.775%  and  0.775%,  respectively.    The  Trustees  also  noted  that the  Clarkston  Partners  Fund’s Founders Class total net expense of 0.850% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 1.021% and the Data Provider peer group median of 1.033% and that the Clarkston Partners Fund’s Institutional Class total net expense of 1.000% (after fee waiver and expense reimbursement) was below the Data Provider peer group average of 1.033% and the  Data  Provider  peer  group  median  of  1.035%.   After  further  consideration,  the  Trustees determined that the contractual annual advisory fee and total net expense set forth above for the Clarkston Partners Fund, taking into account the contractual fee waiver in place, was fair to the Clarkston Partners Fund’s shareholders.

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Funds under the Investment Advisory Agreement with the Adviser. The Trustees reviewed certain background materials supplied by the Adviser in its presentation, including its  Form ADV.

The Trustees reviewed and considered the Adviser’s investment advisory personnel, its history as an asset manager and its performance and the separately managed accounts under management by the Adviser. The Trustees also reviewed the research and decision-making processes utilized by the Adviser,  including  the  methods  adopted  to  seek  to  achieve  compliance  with  the  investment objectives, policies and restrictions of the Funds.

The Trustees considered the background and experience of the Adviser’s management in connection with the Funds, including reviewing the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, the Adviser’s Code of Ethics.

40	www.clarkstonfunds.com

Clarkston Funds	Additional Information

September 30, 2016 (Unaudited)

Performance: The Trustees noted that since the Funds have not yet begun operations, there is no performance of the Funds to be reviewed or analyzed at this time.  The Trustees also noted that the Clarkston Partners Fund would be managed in a substantially similar manner as the Adviser’s small-mid cap product, the performance of which is the performance of the product’s composite comprised of separately managed accounts (the “Small-Mid Cap Composite”).  The Trustees further noted that the Clarkston Fund would be managed in a substantially similar manner to the Adviser’s large cap product, the performance of which is the performance of the product’s composite comprised of separately managed accounts (the “Large Cap Composite”).  The Trustees further considered the Adviser’s reputation generally and its investment techniques, risk management controls and decision-making processes.

Accounts Using Comparable Strategies: The Trustees reviewed the information provided by the Adviser  regarding  the  Small-Mid  Cap  Composite  and  the  Large  Cap  Composite  that  employ  a comparable strategy to the Clarkston Partners Fund and the Clarkston Fund, respectively, and the fees charged with respect to such accounts.

The Adviser’s Profitability: The Trustees received and considered a projected profitability analysis prepared by the Adviser based on the fees to be payable under the Advisory Agreement.  The Trustees considered the profits, if any, anticipated to be realized by the Adviser in connection with the operation of the Funds.  The Trustees then reviewed and discussed the financial statement information provided by the Adviser in order to analyze the financial condition and stability and profitability of the Adviser.

Economies  of  Scale: The Trustees considered whether economies of scale in the provision of services to the Funds would be passed along to the shareholders under the proposed Advisory Agreement.  The Trustees noted that economies of scale are anticipated at projected asset levels for the Clarkston Partners Fund in the near term but are not anticipated at projected asset levels for the Clarkston Fund in the near term.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds.  They noted that the Adviser does not participate in soft dollar programs, but does have a single enterprise solutions agreement that provides ancillary benefits to the Adviser.

The Board summarized its deliberations with respect to the Advisory Agreement with the Adviser.  In selecting the Adviser and the fees charged under the Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to approve the Advisory Agreement.  Further, the Independent Trustees were advised by independent legal counsel throughout the process.  The Trustees, including all of the Independent Trustees, concluded that:

●
the contractual annual advisory fees of 0.80% of the Clarkston Partners Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total net expenses of 0.85% and 1.00% for each of the Clarkston Partners Fund’s Founders Class and Institutional Class, respectively, taking into account the contractual fee waiver in place, was fair to the Clarkston Partners Fund’s shareholders;

Annual Report | September 30, 2016	41

Clarkston Funds	Additional Information

September 30, 2016 (Unaudited)

●
the contractual annual advisory fees of 0.50% of the Clarkston Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total net expense of 0.70% for the Clarkston Fund’s Institutional Class, taking into account the contractual fee waiver in place, was fair to the Clarkston Fund’s shareholders;

●	the terms of the proposed fee waiver/expense reimbursement letter agreement between the Trust, on behalf of the Funds, and the Adviser, were reasonable;

●	the nature, extent and quality of services to be rendered by the Adviser under the Advisory Agreement were adequate;

●
although there was no performance history for the Clarkston Partners Fund for the Board to consider, because the Clarkston Partners Fund will be managed in a substantially similar manner  to  the  Small-Mid  Cap  Composite  and  the  Small-Mid  Cap  Composite  had outperformed  (annualized)  its  benchmarks  for  the  1-,  3-,  5-  and  10-year  and  since inception periods as of December 31, 2014 is a positive factor in the approval process;

●
although there was no performance history for the Clarkston Fund for the Board to consider, because the Clarkston Fund will be managed in a substantially similar manner to the Large Cap Composite and the Large Cap Composite had outperformed (annualized) its benchmark for the 3- and 10-year and since inception periods as of December 31, 2014 is a positive factor in the approval process;

●
the advisory fees charged by the Adviser to the accounts comprising the Small-Mid Cap Composite  that  employ  a  comparable  strategy  to  the  Clarkston  Partners  Fund  were generally comparable to the advisory fee proposed to be charged to the Clarkston Partners Fund; however, it was noted that the other accounts were not subject to the 1940 Act;

●
the advisory  fees  charged  by  the  Adviser  to  the  accounts  comprising  the  Large  Cap Composite  that employ  a  comparable  strategy  to  the Clarkston  Fund were  generally comparable to the advisory fee proposed to be charged to the Clarkston Fund; however, it was noted that the other accounts were not subject to the 1940 Act;

●	the estimated profitability of the Adviser in connection with the management of the Funds was not expected to be unreasonable; and

●	there were no material economies of scale or other material incidental benefits accruing to the Adviser in connection with its relationship with the Funds.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s compensation  for  investment  advisory  services  is  consistent  with  the  best  interests  of  the  Funds  and  their shareholders.

42	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee	Mr. Armstrong was appointed to the Board on May 27, 2016.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	6	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Clarkston Capital Partners LLC provides investment advisory services, currently none.

Annual Report | September 30, 2016	43

Clarkston Funds	Trustees and Officers

September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	6	None.
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				6	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Clarkston Capital Partners LLC provides investment advisory services, currently none.

44	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEE
Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	6	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Clarkston Capital Partners LLC provides investment advisory services, currently none.

Annual Report | September 30, 2016	45

Clarkston Funds	Trustees and Officers

September 30, 2016 (Unaudited)

OFFICERS
Name, Birth Year& Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust and Assistant Secretary of Griffin Institutional Access Real Estate Fund.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity, Griffin Institutional Access Real Estate Fund Stadion Funds and Centaur Mutual Funds Trust.

46	www.clarkstonfunds.com

Clarkston Funds	Trustees and Officers

September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Melanie Zimdars Birth year: 1976	Chief Compliance Officer (“CCO”)	Ms. Zimdars was elected CCO of the Trust on December 17, 2015.
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Broadview Funds Trust, Caldwell & Orkin Funds, Clough Funds Trust, Clough Global Funds, Elkhorn ETF Trust and OWLshares Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

Annual Report | September 30, 2016	47

This material must be preceded or accompanied by a prospectus.
The Clarkston Funds are distributed by ALPS Distributors, Inc.

COGNIOS®
FUNDS

COGNIOS MARKET NEUTRAL LARGE CAP FUND

Investor Class **COGMX**
Institutional Class **COGIX**

ANNUAL
SEPTEMBER 30, 2016

Shareholder Letter	1
Portfolio Update	4
Disclosure of Fund Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Statement of Cash Flows	17
Financial Highlights	18
Notes to Financial Statements	22
Report of Independent Registered Public Accounting Firm	31
Additional Information	32
Trustees and Officers	33

1-855-254-6467 | www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2016 (Unaudited)

Dear Shareholder,

Thank you for investing in the Cognios Market Neutral Large Cap Fund (the “Fund”) and for taking the time to review our Annual Report for the twelve months ended September 30, 2016. We value this opportunity to offer insight into the Fund’s investment strategy and to offer commentary on the Fund’s performance and overall market conditions.

The Cognios Market Neutral Large Cap Fund employs a Beta-adjusted market neutral investment strategy that seeks to provide investors with returns that are non-correlated to, or independent of, the returns of the global equity and fixed income markets. By attempting to hedge out all of the market Beta, the Fund’s returns over time should be essentially “pure Alpha” (i.e., Alpha is the excess return of a portfolio after considering its Beta exposure.) Additionally, by hedging out the general market movements in this Beta-adjusted market neutral fashion, we believe that the total returns of the Fund will be independent of those broad “systemic” risk factors and macro events that move the entire stock market either positively or negatively over time.

Below you will find performance updates for the Fund.

During the twelve months ended September 30, 2016, the total return for the Institutional Class Shares (COGIX) was 3.23% and the total return for the Investor Class Shares (COGMX) was 3.15%. Over the same period, the HFRX Equity Market Neutral Index declined 3.06%, while the S&P 500 Index gained 15.43% on a total return basis. While performance was positive for the Fund for the twelve months ended September 30, 2016, performance for the last three months of the fiscal year proved to be difficult. We, the portfolio managers, do not believe that this particular decline is any different from those experienced in the past. Historically, while the NAV (Net Asset Value) has stepped up to new highs over time, each new high water mark reached by the Fund was followed by a decline in NAV which was then followed by a recovery period that in each case resulted in a new high water mark for the Fund. As a result of the ROTA/ROME® investment philosophy, periods of under-performance for the Fund generally mean that the market is rewarding what we consider to be unattractive businesses that have worse balance sheets and are trading at higher prices than more attractive higher ROTA/ROME® businesses. These periods of what we view as irrational purchasing behavior are generally followed by more rational market behavior that rewards better businesses with strong balance sheets selling at cheaper prices.

In our letter for the March 31, 2016 Semi-Annual Report, we mentioned that equity valuations appear to be elevated relative to historical norms. Since our last writing, this state of affairs has only worsened as the S&P 500 Index continued to rise while earnings per share for the constituent companies continued to decline on a year over year basis. According to S&P Capital IQ as of October 10, 2016, equity analysts are projecting that earnings per share for calendar Q3 2016 will decline 0.92% versus calendar Q3 2015.

Over the course of the twelve months ended September 30, 2016, the Fund held one hundred nine long positions and one hundred ninety-eight short positions. Sixty-nine of the one hundred nine long positions were profitable and fifty-one of the one hundred ninety-eight short positions were profitable for the period. The long positions generated a 19.1% gain on average net asset value while the short positions generated losses of 13.2% on average equity capital. The table below displays the top five most profitable long and short positions for the twelve months ended September 30, 2016.

Annual Report | September 30, 2016	1

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2016 (Unaudited)

Longs			Shorts
Ticker	Company	Profits	Ticker	Company	Profits
DNB	Dun & Bradstreet Corp.	$1,932,233	MYL	Mylan, NV	$290,163
LLL	Philip Morris International	$1,572,829	ENDP	Endo International, PLC	$288,786
FFIV	General Mills, Inc.	$1,488,246	SIG	Signet Jewelers Ltd.	$254,301
HRS	3M Company	$1,045,157	FSLR	First Solar, Inc.	$121,464
CA	Campbell Soup Company	$921,497	CRM	Salesforce.com, Inc.	$98,492

Holdings are subject to change.

The performance data is obviously important; but since the portfolio is hedged and designed to be market neutral, the independence of the performance versus the S&P 500 Index is also very important.  Beta, Alpha, Correlation and R Squared are statistics that are commonly used to measure this independence. We track these measures on a monthly basis (39 data points) and the data is presented in the tables below:

12/31/12 – 09/30/16	Beta to the S&P 500	Annualized Alpha to the S&P 500
COGIX	0.10	4.07%
COGMX	0.10	3.81%

	Correlation of Returns to the S&P 500 Index	R Squared of Returns to the S&P 500 Index
COGIX	13.4%	1.8%
COGMX	13.7%	1.9%

As the tables above indicate, Beta, Correlation and R Squared are all low, meaning that the performance of the Fund is statistically independent of the performance of the S&P 500 Index. Meanwhile, the Alpha for the Fund remains positive and still improved by approximately 1.15% for COGIX and COGMX shares compared to September 30, 2015. However, Alpha did decline by approximately 2.10% from March 31, 2016, the date of our last shareholder letter. We hope that this statistic continues to move higher in the future with improved performance that continues to be independent of the S&P 500 Index.

We at Cognios look forward to future opportunities to connect with our shareholders. We strive to continuously add value to your investment experience by providing access to fund information, portfolio updates and straightforward commentary.

If you have any questions regarding the Cognios Market Neutral Large Cap Fund, please contact your  account  manager  or  financial  adviser,  or  call  one  of  our  shareholder  associates at 855-254-6467.

2	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Shareholder Letter	September 30, 2016 (Unaudited)

We thank you for investing with Cognios and for the trust you have placed in us.

Sincerely,

Jonathan Angrist	Brian Machtley	Francisco Bido

Portfolio Managers
Cognios Capital, LLC

Defined Terms and Disclosures

Alpha is the excess return of a portfolio after considering its Beta exposure.

Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole.

Correlation is a statistical measure of how two securities move in relation to each other.

Earnings per share (EPS) is the portion of a company's profit allocated to each outstanding share of common stock.

Price-to-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

R Squared is the coefficient of determination and indicates how well data points fit in a model. In the example in the above table, 1.8% of the monthly movement in share price of COGIX can be explained by the movement of the S&P 500 Index.

Cognios' ROTA/ROME®investment philosophy drives the quantitative investment selection and portfolio construction process that is and will continue to be used to select long and short positions for the Fund. ROTA/ROME®favors companies with high returns on tangible assets ("ROTA") and high earnings yields on current stock prices ("ROME", or return on market equity).

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Cognios Capital, LLC.

Annual Report | September 30, 2016	3

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2016 (Unaudited)

Performance (as of September 30, 2016)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
Cognios Market Neutral Large Cap Fund - Investor	-4.98%	-4.06%	3.04%	6.51%	4.98%
Cognios Market Neutral Large Cap Fund - Institutional	-5.02%	-4.02%	3.23%	6.73%	5.21%
S&P 500® Total Return Index(a)	3.85%	6.40%	15.43%	11.16%	14.21%
HFRX Equity Market Neutral Index(b)	1.09%	-1.35%	-3.06%	2.39%	1.78%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when  sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 855.254.6467 or by visiting www.cogniosfunds.com.

*	Fund’s inception date is December 31, 2012.

(a)	The S&P 500®Total Return Index is an unmanaged index of 500 common stocks chosen for the market size, liquidity and industry group representation. It is a market-value weighted index.

(b)
The HFRX Equity Market Neutral Index is a common benchmark for long/ short market neutral hedge funds (funds traditionally only available to high net-worth accredited and institutional investors that are also "qualified clients" as defined by the SEC).

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund's Investor Class and Institutional Class shares (as reported in the January 28, 2016 Prospectus) are 5.92% and 3.97% and 5.68% and 3.72% respectively. Total Annual Fund Operating Expenses excluding Dividend Expense (dividends paid on borrowed securities), Borrowing Costs and Brokerage Expenses on Securities Sold Short are: Investor Class 3.90 % Institutional Class 3.66%, while Total Annual Operating Expenses After Fee Waiver/Expense Reimbursement excluding Dividend Expenses, Borrowing Costs and Brokerage Expenses on securities sold short are: Investor Class 1.95% Institutional Class 1.70%. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

4	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)*

Basic Materials - Long	4.20%
Basic Materials (Short)	-6.63%
Communications - Long	11.33%
Communications (Short)	-5.44%
Consumer Cyclical- Long	19.02%
Consumer Cyclical(Short)	-7.30%
Consumer Non-cyclical - Long	33.93%
Consumer Non-cyclical (Short)	-8.64%
Diversified (Short)	-0.06%
Energy - Long	1.63%
Energy (Short)	-13.06%
Financials (Short)	-10.63%
Industrials - Long	32.99%
Industrials (Short)	-9.51%
Technology - Long	13.63%
Technology (Short)	-7.63%
Utilities - Long	1.28%
Cash, Cash Equivalents, & Other Net Assets	50.89%
TOTAL	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.

Annual Report | September 30, 2016	5

Cognios Market Neutral Large Cap Fund

Portfolio Update	September 30, 2016 (Unaudited)

Top 10 Long Positions (as a % of Net Assets)*

Security	Ticker	Weight^
VeriSign, Inc.	VRSN	5.77%
Autozone, Inc.	AZO	5.67%
DaVita, Inc.	DVA	5.67%
L-3 Communications Holdings, Inc.	LLL	5.59%
F5 Networks, Inc.	FFIV	5.57%
McDonald's Corp.	MCD	5.48%
United Parcel Service, Inc. - Class B	UPS	5.48%
CH Robinson Worldwide, Inc.	CHRW	5.46%
Kimberly-Clark Corp.	KMB	5.42%
CA, Inc.	CA	5.39%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.
^	Position Rank based on percentage of net assets

6	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Disclosure of Fund Expenses	September 30, 2016 (Unaudited)

Examples. As a shareholder of the Cognios Market Neutral Large Cap Fund (the “Fund”), you incur two types of costs: (1) transaction costs, (2) ongoing costs, including management fees, distribution and  service  (12b-1)  fees and other  Fund expenses.  The  following  examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2016 and held through September 30, 2016.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2016 – September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During Period April 1, 2016 - September 30, 2016(b)
Investor Class
Actual	$1,000.00	$960.30	3.73%	$18.28
Hypothetical (5% return before expenses)	$1,000.00	$1,006.35	3.73%	$18.71

Institutional Class
Actual	$1,000.00	$959.80	3.46%	$16.95
Hypothetical (5% return before expenses)	$1,000.00	$1,007.70	3.46%	$17.37

(a)
Annualized, based on the Fund's most recent fiscal half-year expenses.  Expense ratio excluding interest expense and dividends paid on borrowed securities is 1.95% and 1.70% for Investor Class and Institutional Class, respectively.

(b)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Annual Report | September 30, 2016	7

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2016

	Shares	Value (Note 2)
COMMON STOCKS (118.01%)
Basic Materials (4.20%)
LyondellBasell Industries NV - Class A(a)	12,230	$986,472
The Sherwin-Williams Co.(a)	20,340	5,627,264
Total Basic Materials		6,613,736

Communications (11.33%)
F5 Networks, Inc.(a)(b)	70,276	8,759,201
VeriSign, Inc.(a)(b)	115,909	9,068,720
Total Communications		17,827,921

Consumer Cyclical (19.02%)
Alaska Air Group, Inc.(a)	14,212	936,002
Autozone, Inc.(a)(b)	11,603	8,915,049
Best Buy Co., Inc.(a)	25,149	960,189
Delta Air Lines, Inc.(a)	26,175	1,030,248
Kohl's Corp.(a)	21,948	960,225
McDonald's Corp.(a)	74,755	8,623,737
Michael Kors Holdings, Ltd.(a)(b)	19,574	915,867
Nordstrom, Inc.(a)	18,949	983,074
The TJX Cos, Inc.(a)	74,684	5,584,870
United Continental Holdings, Inc.(a)(b)	19,016	997,770
Total Consumer Cyclical		29,907,031

Consumer Non-cyclical (33.93%)
Altria Group, Inc.(a)	87,146	5,510,242
AmerisourceBergen Corp.(a)	11,058	893,265
Campbell Soup Co.(a)	50,135	2,742,385
DaVita, Inc.(a)(b)	134,874	8,911,125
Endo International PLC(a)(b)	46,950	946,043
General Mills, Inc.(a)	123,523	7,890,649
Gilead Sciences, Inc.(a)	49,425	3,910,506
Kellogg Co.(a)	70,727	5,479,221
Kimberly-Clark Corp.(a)	67,621	8,529,713
Philip Morris International, Inc.(a)	57,496	5,589,761
Quest Diagnostics, Inc.(a)	34,942	2,957,141
Total Consumer Non-cyclical		53,360,051

Energy (1.63%)
Diamond Offshore Drilling, Inc.(a)	56,775	999,808
Tesoro Corp.(a)	13,030	1,036,667
Transocean, Ltd.(a)(b)	48,963	521,945
Total Energy		2,558,420

See Notes to Financial Statements.

8	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2016

	Shares	Value (Note 2)
Industrials(32.99%)
3MCo.(a)	16,055	$2,829,373
Ametek,Inc.(a)	118,780	5,675,308
AmphenolCorp. - ClassA(a)	92,861	6,028,536
CHRobinsonWorldwide,Inc.(a)	121,953	8,592,808
L-3CommunicationsHoldings,Inc.(a)	58,291	8,786,203
NorthropGrummanCorp.(a)	13,630	2,916,139
RaytheonCo.(a)	61,956	8,434,070
UnitedParcelService,Inc. - ClassB(a)	78,853	8,623,364
TotalIndustrials		51,885,801

Technology(13.63%)
Apple,Inc.(a)	27,160	3,070,438
CA,Inc.(a)	256,329	8,479,363
DellTechnologies,Inc. - VMwareInc. - ClassV(a)(b)	11,098	530,484
Fiserv,Inc.(a)(b)	55,882	5,558,583
HP,Inc.(a)	66,989	1,040,339
OracleCorp.(a)	70,339	2,762,916
TotalTechnology		21,442,123

Utilities(1.28%)
AESCorp.(a)	80,855	1,038,987
FirstEnergyCorp.(a)	29,514	976,323
TotalUtilities		2,015,310

TOTALCOMMONSTOCKS
(Cost$183,606,915)		185,610,393

	7-Day Yield	Shares	Value (Note 2)
SHORT-TERM INVESTMENTS (1.62%)
Money Market Fund (1.62%)
BlackRock Liquidity Treasury Fund	0.01000%	2,544,710	2,544,710

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,544,710)			2,544,710

TOTAL INVESTMENTS (119.63%)
(Cost $186,151,625)			$188,155,103

SECURITIES SOLD SHORT (-68.90%)
(Proceeds $102,721,579)			$(108,359,559)

Other Assets In Excess Of Liabilities (49.27%)			77,483,006	(c)
NET ASSETS (100.00%)			$157,278,550

See Notes to Financial Statements.

Annual Report | September 30, 2016	9

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2016

	Shares	Value (Note 2)
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS (-68.90%)
Basic Materials (-6.63%)
Albemarle Corp.	(9,147)	$(781,977)
Alcoa, Inc.	(146,061)	(1,481,059)
EI du Pont de Nemours & Co.	(82,967)	(5,556,300)
FMC Corp.	(10,752)	(519,752)
Freeport-McMoRan, Inc.	(146,311)	(1,588,937)
The Mosaic Co.	(20,309)	(496,758)
Total Basic Materials		(10,424,783)

Communications (-5.44%)
Amazon.com, Inc.	(4,752)	(3,978,897)
NetFlix, Inc.	(24,288)	(2,393,582)
Yahoo!, Inc.	(50,807)	(2,189,782)
Total Communications		(8,562,261)

Consumer Cyclical (-7.30%)
American Airlines Group, Inc.	(3,540)	(129,599)
CarMax, Inc.	(10,885)	(580,715)
DR Horton, Inc.	(21,223)	(640,935)
Ford Motor Co.	(123,236)	(1,487,458)
The Goodyear Tire & Rubber Co.	(17,159)	(554,236)
Harman International Industries, Inc.	(14,627)	(1,235,250)
Johnson Controls, International PLC	(49,949)	(2,324,127)
Lennar Corp. - Class A	(26,154)	(1,107,360)
Newell Rubbermaid, Inc.	(26,035)	(1,371,003)
Royal Caribbean Cruises, Ltd.	(12,009)	(900,075)
Signet Jewelers, Ltd.	(6,139)	(457,540)
Whirlpool Corp.	(4,288)	(695,342)
Total Consumer Cyclical		(11,483,640)

Consumer Non-cyclical (-8.64%)
Archer-Daniels-Midland Co.	(31,692)	(1,336,452)
Celgene Corp.	(34,515)	(3,607,853)
Dentsply Sirona, Inc.	(12,492)	(742,400)
Global Payments, Inc.	(18,256)	(1,401,330)
Hologic, Inc.	(19,144)	(743,361)
Mallinckrodt PLC	(6,626)	(462,362)
Moody's Corp.	(2,462)	(266,585)
Mylan NV	(30,572)	(1,165,405)
Regeneron Pharmaceuticals, Inc.	(5,545)	(2,229,201)
S&P Global, Inc.	(3,366)	(426,001)

See Notes to Financial Statements.

10	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2016

	Shares	Value (Note 2)
Consumer Non-cyclical (continued)
St Jude Medical, Inc.	(15,221)	$(1,214,027)
Total Consumer Non-cyclical		(13,594,977)

Diversified (-0.06%)
Leucadia National Corp.	(4,613)	(87,832)
Total Diversified		(87,832)

Energy (-13.06%)
Baker Hughes, Inc.	(4,672)	(235,796)
Chesapeake Energy Corp.	(80,487)	(504,654)
Cimarex Energy Co.	(5,509)	(740,244)
Concho Resources, Inc.	(7,995)	(1,098,113)
ConocoPhillips	(61,314)	(2,665,320)
Devon Energy Corp.	(57,540)	(2,538,089)
First Solar, Inc.	(13,155)	(519,491)
FMC Technologies, Inc.	(17,964)	(532,992)
Hess Corp.	(18,215)	(976,688)
Murphy Oil Corp.	(18,773)	(570,699)
National Oilwell Varco, Inc.	(21,713)	(797,736)
Newfield Exploration Co.	(28,237)	(1,227,180)
Pioneer Natural Resources Co.	(9,156)	(1,699,811)
Range Resources Corp.	(18,809)	(728,849)
Schlumberger, Ltd.	(46,502)	(3,656,917)
Southwestern Energy Co.	(52,789)	(730,600)
The Williams Cos., Inc.	(42,819)	(1,315,828)
Total Energy		(20,539,007)

Financials (-10.63%)
Affiliated Managers Group, Inc.	(695)	(100,566)
Aflac, Inc.	(5,231)	(375,952)
American Express Co.	(11,876)	(760,539)
Ameriprise Financial, Inc.	(2,069)	(206,424)
Arthur J Gallagher & Co.	(2,253)	(114,610)
Bank of America Corp.	(131,690)	(2,060,949)
BlackRock, Inc.	(2,081)	(754,279)
Capital One Financial Corp.	(6,504)	(467,182)
CBRE Group, Inc. - Class A	(4,296)	(120,202)
The Charles Schwab Corp.	(17,053)	(538,363)
Citigroup, Inc.	(37,360)	(1,764,513)
Citizens Financial Group, Inc.	(6,689)	(165,285)
Discover Financial Services	(5,156)	(291,572)
E*Trade Financial Corp.	(3,515)	(102,357)

See Notes to Financial Statements.

Annual Report | September 30, 2016	11

Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2016

	Shares	Value (Note 2)
Financials (continued)
Fifth Third Bancorp	(9,861)	$(201,756)
Franklin Resources, Inc.	(7,378)	(262,435)
General Growth Properties, Inc. - REIT	(11,248)	(310,445)
Goldman Sachs Group, Inc.	(5,191)	(837,153)
The Hartford Financial Services Group, Inc.	(4,962)	(212,473)
Host Hotels & Resorts, Inc. - REIT	(9,620)	(149,783)
Huntington Bancshares, Inc.	(13,907)	(137,123)
Invesco, Ltd.	(5,241)	(163,886)
JPMorgan Chase & Co.	(46,183)	(3,075,326)
Keycorp	(13,887)	(169,005)
Legg Mason, Inc.	(1,335)	(44,696)
Morgan Stanley	(24,556)	(787,265)
Navient Corp.	(4,058)	(58,719)
Principal Financial Group, Inc.	(3,696)	(190,381)
Prologis, Inc. - REIT	(6,731)	(360,378)
Prudential Financial, Inc.	(5,620)	(458,873)
Regions Financial Corp.	(16,190)	(159,795)
SL Green Realty Corp. - REIT	(1,290)	(139,449)
Torchmark Corp.	(1,527)	(97,560)
The Travelers Cos., Inc.	(3,671)	(420,513)
Unum Group	(3,032)	(107,060)
Vornado Realty Trust - REIT	(2,399)	(242,803)
Weyerhaeuser Co. - REIT	(9,573)	(305,762)
Total Financials		(16,715,432)

Industrials (-9.51%)
Acuity Brands, Inc.	(2,673)	(707,276)
Agilent Technologies, Inc.	(17,424)	(820,496)
Ball Corp.	(9,371)	(767,953)
Fluor Corp.	(9,703)	(497,958)
General Electric Co.	(80,410)	(2,381,744)
Martin Marietta Materials, Inc.	(7,640)	(1,368,400)
Owens-Illinois, Inc.	(28,346)	(521,283)
Ryder System, Inc.	(7,646)	(504,254)
Textron, Inc.	(18,098)	(719,396)
United Technologies Corp.	(34,495)	(3,504,692)
Vulcan Materials Co.	(14,963)	(1,701,742)
WestRock Co.	(14,253)	(690,985)
Xylem, Inc.	(14,544)	(762,833)
Total Industrials		(14,949,012)

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Portfolio of Investments	September 30, 2016

	Shares	Value (Note 2)
Technology (-7.63%)
Adobe Systems, Inc.	(26,754)	$(2,903,879)
Autodesk, Inc.	(11,962)	(865,212)
Microchip Technology, Inc.	(11,819)	(734,433)
Micron Technology, Inc.	(115,463)	(2,052,932)
NVIDIA Corp.	(28,189)	(1,931,510)
Salesforce.com, Inc.	(38,675)	(2,758,688)
Xerox Corp.	(74,626)	(755,961)
Total Technology		(12,002,615)

TOTAL COMMON STOCKS
(Proceeds $102,721,579)		(108,359,559)

TOTAL SECURITIES SOLD SHORT (-68.90%)
(Proceeds $102,721,579)		$(108,359,559)

(a)
Security, or a portion of security, is being held as collateral for short sales. As of September 30, 2016, the aggregate market value of those securities was $91,849,051, which represents approximately 58.40% of the Fund's net assets.

(b)	Non-income producing security.
(c)	Includes segregated cash that is being held as collateral for securities sold short.

Common Abbreviations:
Ltd. - Limited.
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.
PLC - Public Limited Company.
REIT - Real Estate Investment Trust.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

Annual Report | September 30, 2016	13

Cognios Market Neutral Large Cap Fund

Statement of Assets and Liabilities	September 30, 2016

ASSETS:
Investments, at value (cost $186,151,625)	$188,155,103
Segregated cash with brokers (Note 2)	2,908,938
Deposit with broker for securities sold short (Note 2)	76,105,555
Receivable for shares sold	275,595
Dividends receivable	217,520
Prepaid assets	12,395
Total Assets	267,675,106

LIABILITIES:
Securities sold short (proceeds $102,721,579)	108,359,559
Payable for dividends on short sales	78,661
Payable for shares redeemed	1,702,900
Payable to advisor	159,200
Payable for distribution and service fees	11,034
Payable to trustees	3,483
Payable to chief compliance officer	3,427
Payable to principal financial officer	834
Accrued expenses and other liabilities	77,458
Total Liabilities	110,396,556
NET ASSETS	$157,278,550

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$160,403,870
Accumulated net realized gain	509,182
Net unrealized depreciation	(3,634,502)
NET ASSETS	$157,278,550

PRICING OF SHARES
Investor Class:
Net Asset Value, offering and redemption price per share	$9.93
Net Assets	$43,779,110
Shares of beneficial interest outstanding	4,410,858
Institutional Class:
Net Asset Value, offering and redemption price per share	$10.02
Net Assets	$113,499,440
Shares of beneficial interest outstanding	11,326,653

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Statement of Operations	For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividends	$1,808,956
Total Investment Income	1,808,956

EXPENSES:
Investment advisory fee (Note 6)	1,201,964
Dividend expense on securities sold short	1,092,347
Interest expense	388,415
Administration fee	150,071
Distribution and service fees
Investor Class	66,382
Custodian fee	14,216
Legal fees	29,380
Audit fees	18,350
Transfer agent fee	52,275
Trustees fees and expenses	11,101
Registration and filing fees	43,628
Printing fees	18,250
Chief compliance officer fee	20,560
Principal financial officer fee	10,000
Insurance expense	1,805
Other expenses	12,033
Total Expenses	3,130,777
Less fees waived/reimbursed by investment adviser
Investor Class	(71,553)
Institutional Class	(149,854)
Total fees waived/reimbursed by investment adviser (Note 6)	(221,407)
Net Expenses	2,909,370
NET INVESTMENT LOSS	(1,100,414)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	6,761,214
Securities sold short	(4,700,746)
Net realized gain	2,060,468

Change in unrealized appreciation/(depreciation) on:
Investments	2,852,730
Securities sold short	(7,166,403)
Net change	(4,313,673)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND SECURITIES SOLD SHORT	(2,253,205)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,353,619)

See Notes to Financial Statements.

Annual Report | September 30, 2016	15

Cognios Market Neutral Large Cap Fund

Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
OPERATIONS:
Net investment loss	$(1,100,414)	$(296,369)
Net realized gain	2,060,468	682,768
Net change in unrealized appreciation/(depreciation)	(4,313,673)	308,970
Net increase/(decrease) in net assets resulting from operations	(3,353,619)	695,369

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains on investments:
Investor Class	(35,903)	(790,016)
Institutional Class	(58,099)	(1,258,654)
Total distributions	(94,002)	(2,048,670)

BENEFICIAL SHARE TRANSACTIONS (Note 5):
Investor Class
Shares sold	63,300,469	663,066
Dividends reinvested	35,674	789,357
Shares redeemed	(24,373,872)	(361,833)
Net increase from beneficial share transactions	38,962,271	1,090,590

Institutional Class
Shares sold	117,037,344	1,356,121
Dividends reinvested	55,295	1,221,472
Shares redeemed	(11,983,550)	(266,366)
Net increase from beneficial share transactions	105,109,089	2,311,227
Net increase in net assets	140,623,739	2,048,516

NET ASSETS:
Beginning of year	16,654,811	14,606,295
End of year(including accumulated net investment loss of $0 and $(2,930))	$157,278,550	$16,654,811

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund

Statement of Cash Flows	For the Year Ended September 30, 2016

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets from operations	$(3,353,619)
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchases of investment securities	(329,797,182)
Proceeds from disposition of investment securities	172,918,942
Proceeds from securities sold short transactions	205,608,759
Purchases to cover securities sold short transactions	(120,758,759)
Net purchases of short-term investment securities	(2,336,055)
Net realized gain on investments and securities sold short	(2,060,468)
Net change in unrealized depreciation on investments and securities sold short	4,313,673
(Increase) decrease in assets:
Segregated cash with brokers	(2,874,786)
Deposit with broker for securities sold short	(67,122,230)
Dividends receivable	(210,671)
Prepaid assets	(5,723)
Increase (decrease) in liabilities:
Payable for dividends on short sales	64,987
Payable for distribution and service fees	9,783
Payable to advisor	166,481
Payable to trustees	1,494
Payable to chief compliance officer	1,714
Payable to principal financial officer	1
Accrued expenses and other liabilities	28,996
Net cash used in operating activities	(145,404,663)

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
Proceeds from sale of shares	180,062,218
Cost of shares redeemed	(34,654,522)
Cash distributions paid	(3,033)
Net cash provided by financing activities	145,404,663

NET INCREASE IN CASH FOR THE PERIOD	–

CASH, BEGINNING OF PERIOD	$–
CASH, END OF PERIOD	$–

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$90,969

See Notes to Financial Statements.

Annual Report | September 30, 2016	17

Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.68	$10.77		$9.93	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.15)	(0.20)		(0.17)	(0.12)
Net realized and unrealized gain on investments	0.45	0.60		1.35	0.05
Total from investment operations	0.30	0.40		1.18	(0.07)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.05)	(1.49)		(0.34)	–
Total distributions	(0.05)	(1.49)		(0.34)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.25	(1.09)		0.84	(0.07)
NET ASSET VALUE, END OF PERIOD	$9.93	$9.68		$10.77	$9.93

TOTAL RETURN(c)	3.15%	4.47	%(d)	12.12%	(0.70%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$43,779	$6,253		$5,699	$5,067

See Notes to Financial Statements.

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Cognios Market Neutral Large Cap Fund - Investor Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	4.07%	6.06%		6.16%	6.27	%(e)
Operating expenses including reimbursement/waiver	3.80%	4.12	%(f)	4.26%	4.13	%(e)
Net investment loss including reimbursement/waiver	(1.53%)	(2.06%)		(1.71%)	(1.69	%)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	2.22%	4.04%		4.15%	4.38	%(e)
Operating expenses including reimbursement/waiver	1.95%	2.10	%(f)	2.25%	2.25	%(e)
Net investment income including reimbursement/waiver	0.32%	(0.04%)		0.30%	0.19	%(e)

PORTFOLIO TURNOVER RATE(g)	250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.31% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.16%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.25% to 1.95% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	19

Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.76	$10.82		$9.95	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)	(0.18)		(0.14)	(0.10)
Net realized and unrealized gain on investments	0.44	0.61		1.35	0.05
Total from investment operations	0.31	0.43		1.21	(0.05)

LESS DISTRIBUTIONS:
From net realized gains on investments	(0.05)	(1.49)		(0.34)	–
Total distributions	(0.05)	(1.49)		(0.34)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.26	(1.06)		0.87	(0.05)
NET ASSET VALUE, END OF PERIOD	$10.02	$9.76		$10.82	$9.95

TOTAL RETURN(c)	3.23%	4.77	%(d)	12.41%	(0.50%)

SUPPLEMENTAL DATA:
Net assets, End of Period (in 000s)	$113,499	$10,402		$8,907	$6,128

See Notes to Financial Statements.

Annual Report | September 30, 2016	20

Cognios Market Neutral Large Cap Fund - Institutional Class

Financial Highlights (continued)	For a share outstanding throughout the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Year Ended September 30, 2014	For the Period Ended September 30, 2013(a)
RATIOS TO AVERAGE NET ASSETS (including interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	3.83%	5.81%		5.45%	6.02	%(e)
Operating expenses including reimbursement/waiver	3.55%	3.86	%(f)	4.01%	3.88	%(e)
Net investment loss including reimbursement/waiver	(1.30%)	(1.80%)		(1.37%)	(1.42%	)(e)

RATIOS TO AVERAGE NET ASSETS (excluding interest expense and dividend expense on securities sold short)
Operating expenses excluding reimbursement/waiver	1.98%	3.79%		3.43%	4.13	%(e)
Operating expenses including reimbursement/waiver	1.70%	1.84	%(f)	2.00%	2.00	%(e)
Net investment income including reimbursement/waiver	0.55%	0.21%		0.65%	0.46	%(e)

PORTFOLIO TURNOVER RATE(g)	250%	291%		461%	155%

(a)	Commenced operations on January 2, 2013.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	In 2015, 0.33% of the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would have been 4.44%.
(e)	Annualized.
(f)	Contractual expense limitation changed from 2.00% to 1.70% effective April 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	21

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

1. ORGANIZATION

ALPS  Series  Trust  (the  “Trust”),  a  Delaware  statutory  trust,  is  an  open-end  management investment company registered under the Investment Company Act of 1940, as amended (the “1940  Act”).  The Trust consists of multiple separate portfolios or series. This annual report describes the Cognios Market Neutral Large Cap Fund (the “Fund”).  The Fund seeks long-term growth of capital independent of stock market direction.  The Fund currently offers Investor Class shares and Institutional Class shares.  Each share class has identical rights to earnings, assets and voting  privileges,  except  for  class  specific  expenses  and  exclusive  rights  to  vote  on  matters affecting only individual  classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered  an investment  company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period.  Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment  Valuation:  The  Fund  generally  values  its  securities  based  on  market  prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the case of equity securities not traded on an exchange, or if such closing  prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

Redeemable securities issued by open-end registered investment companies are valued at the investment  company’s  applicable  net  asset  value,  with  the  exception  of  exchange-traded  open-end investment  companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a  three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability  that are developed based  on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the  hierarchy  within  which  the  fair value measurement  falls  is  determined  based  on  the  lowest level input that is significant to the fair value measurement in its entirety. The designated input  levels  are  not  necessarily  an  indication  of  the  risk  or  liquidity  associated  with  these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The  following  is  a  summary  of  the  inputs  used  to  value  the  Fund’s  investments  as  of  September 30, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks
Basic Materials	$6,613,736	$–	$–	$6,613,736
Communications	17,827,921	–	–	17,827,921
Consumer Cyclical	29,907,031	–	–	29,907,031
Consumer Non-cyclical	53,360,051	–	–	53,360,051
Energy	2,558,420	–	–	2,558,420
Industrials	51,885,801	–	–	51,885,801
Technology	21,442,123	–	–	21,442,123
Utilities	2,015,310	–	–	2,015,310
Short Term Investments	2,544,710	–	–	2,544,710
Total	$188,155,103	$–	$–	$188,155,103

Annual Report | September 30, 2016	23

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Other Financial Instruments
Liabilities
Securities Sold Short
Basic Materials	$(10,424,783)	$–	$–	$(10,424,783)
Communications	(8,562,261)	–	–	(8,562,261)
Consumer Cyclical	(11,483,640)	–	–	(11,483,640)
Consumer Non-cyclical	(13,594,977)	–	–	(13,594,977)
Diversified	(87,832)	–	–	(87,832)
Energy	(20,539,007)	–	–	(20,539,007)
Financials	(16,715,432)	–	–	(16,715,432)
Industrials	(14,949,012)	–	–	(14,949,012)
Technology	(12,002,615)	–	–	(12,002,615)
Total	$(108,359,559)	$–	$–	$(108,359,559)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be  directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class.  Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed  income and gains. The Fund is  not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal,   state and local income tax returns as required.  The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years  for most state returns.  The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2016, no  provision  for  income  tax  is  required  in  the  Fund’s  financial  statements  related  to  these  tax positions.

24	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are  reported on an identified cost basis. Interest income,  which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized  on the ex-dividend date. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions  to  Shareholders:  The  Fund  normally  pays  dividends,  if  any,  quarterly  and distributes capital gains, if any, on an annual basis.  Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells  a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Short Sales: The Fund sells securities short.  To do this, Cognios Capital, LLC (the “Adviser”) will borrow and then sell (take short positions in) equity securities of U.S. companies that the Adviser believes are likely to underperform the long positions over time. To complete such a transaction, the Fund must borrow the security to deliver to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security  declines  in  value  between  those  dates.  There  can  be  no  assurance  that  securities necessary to cover a short position will be available for purchase.  To mitigate leverage risk, the Fund will segregate liquid assets  (which may include its long positions) at least equal to its short position exposure, marked-to-market daily. The Fund maintains collateral consisting of cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of their  respective  short  positions.  The  Fund  is  liable  for  any  dividends  or  interest  payable  on securities  while  those  securities  are  in  a  short  position.  The  Fund  typically  intends  to  hold securities sold short for the long term, therefore, they are included in the purchase and sales of investments in Note 4 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. As of September 30, 2016, the Fund held securities sold short with a market value of $108,359,559.

Credit and Counterparty Risks: The Company is exposed to credit risk to counterparties with whom it transacts with  and also bears the risk of settlement default. The Company may lose money if the counterparty to a derivative instrument contract, securities sold short, repurchase agreement or securities lending is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit  ratings. Other than securities sold short, the Company manages  counterparty  risk  by  entering  into  appropriate  legally  enforceable  master  netting agreements, or similar agreements which include provisions for offsetting positions,  collateral, or both in the event of counterparty default or nonperformance.

Annual Report | September 30, 2016	25

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period  from  net  investment  income  or  net  realized  gains  may  differ  from  its  ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or  realized  gain  were  recorded  by  the  Fund.  The  amounts  and  characteristics  of  tax  basis distributions  are  estimated  at  the  time  of  distribution  and  composition  of  distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended  September 30 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$94,002	$1,541,660
Capital Gains	–	507,010
Total	$94,002	$2,048,670

Reclassifications: As of September 30, 2016, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Statement of Assets and Liabilities and have no impact on the net asset value of the Fund:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
$(201)	$1,103,344	$(1,103,143)

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$6,869,379
Gross unrealized depreciation (excess of tax cost over value)	(6,186,969)
Net depreciation on short sales	(5,637,980)
Net unrealized depreciation	$(4,955,570)
Cost of investments for income tax purposes	$187,472,693

Components  of  Distributable  Earnings:  As  of  September  30,  2016,  the  components  of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,595,857
Accumulated Capital Gains	234,393
Net unrealized depreciation	(4,955,570)
Total	$(3,125,320)

26	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

Capital  Losses:  As of September 30, 2016, the Fund had no accumulated capital loss carryforwards.

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding securities sold short intended to be held for less than one year and short-term securities, during the fiscal year ended September 30, 2016, were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$450,555,941	$378,511,463

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Investor Class
Shares sold	6,180,973	66,223
Shares issued in reinvestment of distributions to shareholders	3,666	85,987
Shares redeemed	(2,419,405)	(35,577)
Net increase in shares outstanding	3,765,234	116,633
Institutional Class
Shares sold	11,428,697	138,741
Shares issued in reinvestment of distributions to shareholders	5,642	132,338
Shares redeemed	(1,173,940)	(28,198)
Net increase in shares outstanding	10,260,399	242,881

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company.  Approximately 92% of the shares outstanding are held within two omnibus accounts. Share transaction activities of these shareholders could have a material  impact  on the Fund.

Annual Report | September 30, 2016	27

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Cognios Capital, LLC (“Cognios Capital” or the “Adviser”), subject to the  authority of the Board, is responsible for the overall management and administration of the Fund’s  business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s  investment objective, policies and limitations and investment guidelines established jointly by the  Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the  Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net  assets.    The  management  fee  is  paid  on  a  monthly  basis.    The  initial  term  of  the  Advisory  Agreement is two years.  The Board may extend the Advisory Agreement for additional one year  terms.  The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement  upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has agreed  contractually to reduce the fees payable to it under the Advisory Agreement (but not below zero)  and/or reimburse other expenses of the Fund attributable to services provided by the Fund’s  administrator and its affiliates (including, but not limited to, organizational expenses and offering  costs), to the extent necessary to limit the Total Annual Fund Operating Expenses of each of the  Investor Class and Institutional Class shares of the Fund (exclusive of brokerage costs, interest,  taxes,  dividends,  litigation  expenses,  indemnification  amounts,  borrowing  costs,  brokerage  expenses and dividend expenses on securities sold short, distribution/12b 1 fees and extraordinary  expenses) to 1.70% of the Fund’s average annual net assets. The Fee Waiver Agreement is in effect  through January 31, 2017 and may not be terminated or modified prior to this date except with  the approval of the Fund’s Board of Trustees. The Adviser will be permitted to recover expenses on  a class by class basis expenses it has borne through the Fee Waiver Agreement to the extent that  the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver  Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than  three years after the end of the fiscal year in which the fees and expenses were deferred. Fees  waived or reimbursed for the fiscal year ended September 30, 2016 are disclosed in the Statement  of Operations.

As of September 30, 2016, the balances of recoupable expenses for each class were as follows:

	Expiring in 2017	Expiring in 2018	Expiring in 2019
Investor Class	92,010	116,046	71,553
Institutional Class	125,421	186,946	149,854

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as  administrator to the Fund.  The Fund has agreed to pay expenses incurred in connection with its  administrative  activities.  Pursuant  to  the  Administration,  Bookkeeping  and  Pricing  Services  Agreement with the Trust, ALPS will provide operational services to the Fund including, but not  limited to, fund accounting and fund administration and generally assist in the Fund’s operations.   The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the  Trust are employees of ALPS.  Administration fees paid by the Fund for the fiscal year ended September 30, 2016 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund  for certain out of pocket expenses.

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Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services  Agreement  with  the  Trust.  Under  this  agreement,  ALPS  is  paid  an  annual  fee  for  services  performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain   out of pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor  and test the policies and procedures of the Fund in conjunction with requirements under Rule   38a 1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust.  Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and  is reimbursed for certain out of pocket expenses.

Principal Financial Officer: ALPS receives an annual fee for providing Principal Financial Officer  services to the Fund and is reimbursed for certain out of pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal  underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares of  the Fund are offered on a continuous basis through the Distributor, as agent of the Fund.  The  Distributor is not obligated to sell any particular amount of shares and is not entitled to any  compensation  for  its  services  as  the  Fund’s  principal  underwriter  pursuant  to  the   Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b 1 of the  1940 Act for its Investor Class shares. The Plan allows the Fund to use Investor Class assets to pay  fees  in  connection  with  the  distribution  and  marketing  of  Investor  Class  shares  and/or  the  provision of shareholder services to Investor Class shareholders. The Plan permits payment for  services in connection with the administration of plans or programs that use Investor Class shares  of the Fund, if any, as their funding medium and for related expenses.  The Plan permits the Fund  to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets  attributable to its Investor Class shares. Because these fees are paid out of the Fund’s Investor  Class assets, if any, on an ongoing basis, over time they will increase the cost of an investment in  the Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales  charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

7. TRUSTEES

As of September 30, 2016, there were four Trustees, three of whom are not “interested persons”  (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees  receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting  attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000  for each special in person Board meeting attended. The Independent Trustees are also reimbursed  for  all  reasonable  out of pocket  expenses  relating  to  attendance  at  meetings  and  for  meeting related expenses. Officers of the Trust and Trustees who are interested persons of the  Trust receive no salary or fees from the Trust.

Annual Report | September 30, 2016	29

Cognios Market Neutral Large Cap Fund

Notes to Financial Statements	September 30, 2016

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against  certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the  normal course of business, the Trust enters into contracts with service providers that may contain  general indemnification clauses which may permit indemnification to the extent permissible under  applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this  would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated  through the date the financial statements were issued.

Effective October 1, 2016, the Independent Trustees will receive a quarterly retainer of $5,000,  plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special  telephonic Board or Committee meeting attended and $2,000 for each special in person Board  meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable  out of pocket expenses relating to attendance at meetings and for meeting related expenses.

Effective November 14, 2016, the Fund’s Adviser has contractually agreed to extend their fee  waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the  issuance of these financial statements.

30	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Report of Independent Registered
Public Accounting Firm

The Board of Trustees and Shareholders
ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of Cognios Market Neutral  Large Cap Fund (a separate series of ALPS Series Trust), including the portfolio of investments, as  of September 30, 2016, and the related statements of operations and cash flows for the year then  ended, the statements of changes in net assets for each of the years in the two year period then  ended, and the financial highlights for each of the years in the three year period then ended.  These  financial  statements  and  financial  highlights  are  the  responsibility  of  the  Fund’s  management.  Our  responsibility  is  to  express  an  opinion  on  these  financial  statements  and  financial highlights based on our audits. The accompanying financial highlights of Cognios Market  Neutral Large Cap Fund for the period from January 2, 2013 to September 30, 2013, were audited  by other auditors whose report thereon dated November 22, 2013, expressed an unqualified  opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting  Oversight Board (United States). Those standards require that we plan and perform the audits to  obtain reasonable assurance about whether the financial statements and financial highlights are  free of material misstatement. An audit includes examining, on a test basis, evidence supporting  the amounts and disclosures in the financial statements. Our procedures included confirmation of  securities owned as of September 30, 2016, by correspondence with custodians and brokers, or by  other appropriate auditing procedures. An audit also includes assessing the accounting principles  used and significant estimates made by management, as well as evaluating the overall financial  statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in  all  material respects,  the  financial  position  of  Cognios  Market Neutral  Large  Cap  Fund  as of  September 30, 2016, and the results of its operations and cash flows for the year then ended, the  changes in its net assets for each of the years in the two year period then ended, and the financial  highlights for each of the years in the three year period then ended, in conformity with U.S.  generally accepted accounting principles.

KPMG LLP
Denver, Colorado
December 2, 2016

Annual Report | September 30, 2016	31

Cognios Market Neutral Large Cap Fund

Additional Information	September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies  relating to portfolio securities is available without charge, upon request, (i) by calling the Fund  (toll free) at 1-855-254-6467, or (ii) on the website of the Securities and Exchange Commission  (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most  recent 12 month period ended June 30 is available (i) without charge, upon request, by calling the  Fund (toll free) at 1-855-254-6467 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third  quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website  at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public  Reference Room in Washington, D.C., and information on the operation of the Public Reference  Room may be obtained by calling 1-800-SEC-0330.

3. TAX DESIGNATIONS

The Fund designates the following for federal income tax purposes for the calendar year ended  December 31, 2015:

Qualified Dividend Income 100%
Corporate Dividends Received Deduction 100%

In early 2016, if applicable, shareholders of record should have received this information for the  distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will  notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar  year 2016.

32	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee	Mr. Armstrong was appointed to the Board on May 27, 2016.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	6	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2016	33

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	6	None.
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				6	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

34	www.cogniosfunds.com

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	6	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Cognios Capital, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2016	35

Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2016 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All -Star Equity Fund and Liberty All -Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Ms. Noyes was elected Secretary of the Trust on November 14, 2016
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust and Assistant Secretary of Griffin Institutional Access Real Estate Fund.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity, Griffin Institutional  Access Real Estate Fund Stadion Funds and Centaur Mutual Funds Trust.

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Cognios Market Neutral Large Cap Fund

Trustees and Officers	September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Melanie Zimdars Birth year: 1976	Chief Compliance Officer (“CCO”)	Ms. Zimdars was elected CCO of the Trust on December 17, 2015.
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Broadview Funds Trust, Caldwell & Orkin Funds, Clough Funds Trust, Clough Global Funds, Elkhorn ETF Trust and OWLshares Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

Annual Report | September 30, 2016	37

Must be accompanied or preceded by a prospectus.

The Cognios Market Neutral Large Cap Fund is distributed by ALPS Distributors, Inc.

Shareholder Letter	1
Portfolio Update	3
Disclosure of Fund Expenses	5
Portfolio of Investments	6
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to Financial Statements	17
Report of Independent Registered Public Accounting Firm	24
Additional Information	25
Trustees and Officers	26

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Message from the President
In the six months that have passed since my last letter, the high yield bond and leveraged loan markets generated strong gains, with each market overcoming losses experienced early in the year given the particularly strong rally since mid-February. A fair amount of uncertainty remains as to the economic growth outlook for several large developed and emerging economies; however, the U.S. economy continues to muddle along, which typically is a favorable environment for high yield bonds. Furthermore, continued monetary stimulus since the start of the year by foreign central banks and a weaker global growth environment overall has resulted in a more tempered stance on interest rates from the U.S. Federal Reserve (“Fed”).

The outlook for economic activity globally remains challenged. In Europe, the effect that Britain’s decision to leave the European Union will have on the region’s future economic growth is uncertain, while China continues to experience slowing economic activity. This uncertainty over global growth was magnified early in the first quarter, as fears of a U.S. recession coupled with slowing Chinese growth exacerbated commodity price weakness and led to a sell-off in risk assets more broadly. Subsequently, as concerns over a U.S. recession and/or hard landing in China abated, risk markets began to recover in mid-February. Commodity prices, and oil in particular, stabilized and began an impressive rise that continues as of this writing.   This commodity price recovery has led to significant for issuers in the Energy and Metals & Mining sectors, not only in the high yield market, but across markets in general.

However, low commodity prices over the past few years led to heightened default and bankruptcy activity among high yield issuers in these sectors.   While such events have resulted in relatively “healthier” Energy and Metals & Mining sectors, there are a number of issuers in these sectors that remain in a delicate position and could see their fortunes quickly change in the event of a decline in commodity prices. For the market more generally, based on the available information at the time of this writing, certain average metrics used to gauge the creditworthiness of issuers, such as leverage ratio and interest coverage ratio, are indicating the overall fundamental condition of the leveraged credit market to be neutral. That said, given the accommodative monetary policy globally and the relative strength of the U.S. economy, the credit cycle appears to have some more room to run.

After initiating a rate hike in December 2015, the Federal Open Market Committee (“FOMC”) has not raised the Federal Funds rate since. Anticipated interest rate hikes from the FOMC during 2016 were pared back in the first quarter as a result of concerns that weaker global economic activity could negatively impact U.S. growth, and that increased monetary stimulus from the European Central Bank and the Bank of Japan, among other governmental authorities, could further strengthen the dollar, thereby softening already tepid U.S. growth. That said, as of the time of this writing, the likelihood of one rate hike by the FOMC before year end 2016 has increased after falling precipitously following the “Brexit” vote in late June.

Turning our attention to Fund performance, for the twelve months ending September 30, 2016, the Fund lagged the BofA Merrill Lynch High Yield Non-Financials Index. This underperformance was partially the result of the massive rally experienced in the high yield bond market during the first three quarters of 2016, which benefited the Fund but not to the same extent as the benchmark. In fact, from the end of the third quarter of 2015 through February 11, 2016, the date at which high yield spreads and yields peaked, the Fund was outperforming its benchmark significantly. However, since that time, commodity prices have rallied and high yield mutual funds have experienced strong inflows, resulting in one of the strongest nine month periods of performance to start a year in the history of the high yield market.

More specifically, the Fund’s positioning in certain areas detracted from relative performance, particularly the Fund’s underweight to the Energy sector as well as its material allocation to bank loans; the latter are not included in the benchmark. The rise in oil prices described above led to a significant rally in the Energy sector, particularly in the second quarter of 2016. Because of the Fund’s underweight to such sector, it lagged the benchmark. It is worth noting that much of the strong performance in the Energy sector came from stressed/distressed credits (i.e., securities of companies going through operational and/or financial distress), and that DDJ strives to generally keep the Fund’s exposure to stressed/distressed credits to a minimum, regardless of the sector. In addition, after positively contributing to relative performance in the fourth quarter of 2015, the Fund’s allocation to leveraged loans, particularly second lien loans, detracted from performance year-to-date, as this asset class underperformed the high yield market on a year-to-date basis. Second lien loans typically carry higher current yields (via higher coupons) and have limited call protection, which caps the amount of price appreciation to, at most, a couple of percentage points above par. Therefore, these instruments were not able to keep pace with the benchmark’s 2016 year-to-date performance, which benefited from significant price appreciation.

Typically, the high yield bonds and leveraged loans in which the Fund invests have less sensitivity to movements in the broader leveraged credit market, both when the market appreciates and depreciates. Our objective is to invest the Fund in leveraged credit instruments that offer a yield premium and, in the aggregate, a better fundamental profile than that of the overall high yield index. We believe that focusing the Fund on high yield investment opportunities that offer a yield premium, while continuing to emphasize downside protection with respect to each name in the portfolio, will ultimately lead to outperformance with less volatility over the long-term. As a by-product of this objective, DDJ understands that the Fund may not realize the same level of price appreciation as the broader index during relatively short-term technical driven rallies, such as the one experienced year-to-date in 2016, and that the Fund’s performance may underperform both the benchmark and its peers during such times. However, we will continue to strive to cause the Fund’s returns to compare favorably over a full credit cycle.

Annual Report | September 30, 2016	1

DDJ Opportunistic High Yield Fund	Shareholder Letter

September 30, 2016 (Unaudited)

DDJ recognizes that a market environment such as the one experienced over the past twelve months can present challenges for investors. At DDJ, we believe that the best way to navigate such volatile times is to remain steadfast in our commitment to carefully monitoring the credits in which we invest through vigorous bottom-up fundamental research. We believe that over time this approach to investing and portfolio construction will provide the Fund with a more attractive risk-versus-reward profile when compared to the broader high yield market.

Sincerely,

David J. Breazzano
President, Chief Investment Officer and Portfolio Manager
DDJ Capital Management, LLC

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with DDJ Capital Management, LLC.

2	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance (as of September 30, 2016)
	3 Month	6 Month	1 Year	Since Inception*
DDJ Opportunistic High Yield Fund - Institutional	4.42%	8.43%	8.41%	5.34%
DDJ Opportunistic High Yield Fund – Class I	4.50%	8.48%	8.43%	5.37%
DDJ Opportunistic High Yield Fund – Class II	4.43%	8.24%	8.06%	5.03%
BofA ML U.S. High Yield Non-Financial Index(a)	5.51%	12.15%	13.20%	5.78%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (844) 363-4898 or by visiting www.ddjfunds.com.

*	Fund’s inception date is July 16, 2015.

(a)	The BofA Merrill Lynch U.S. High Yield Non-Financial Index is a subset of The BofA Merrill Lynch US High Yield Index but that excludes all securities of financial issuers.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Institutional Class, Class I and Class II shares (as reported in the January 28, 2016 Prospectus) are 1.78% and 0.79%, 1.88% and 0.89% and 2.13% and 1.14%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

Performance of $10,000 Initial Investment (as of September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2016	3

DDJ Opportunistic High Yield Fund	Portfolio Update

September 30, 2016 (Unaudited)

Top Ten Holdings (as a % of Net Assets)*

HRG Group, Inc.	4.86%
AF Borrower LLC (Accuvant Finance LLC), Initial Term Loan (Second Lien)	4.57%
Cleaver-Brooks, Inc.	3.76%
Serta Simmons Bedding LLC	3.74%
Century Aluminum Co.	3.47%
Tenet Healthcare Corp.	3.12%
Ancestry.com, Inc. PIK	2.92%
Berlin Packaging LLC, Initial Term Loan (Second Lien)	2.91%
Opal Acquisition, Inc.	2.85%
National Vision, Inc., Initial Term Loan (Second Lien)	2.71%
Top Ten Holdings	34.91%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

Portfolio Composition (as a % of Net Assets)*

4	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

Examples. As a shareholder of the DDJ Opportunistic High Yield Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including  applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The  following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with  the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2016 and held  through September 30, 2016.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You  may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide  your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line  under the heading “Expenses Paid During Period April 1, 2016 – September 30, 2016” to estimate the expenses you paid on your account during   this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical  account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses,  which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account  balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual  funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the   other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs,  such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help  you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have   been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expense Paid During Period April 1, 2016 September 30, 2016(b)
DDJ Opportunistic High Yield Fund Institutional
Actual	$1,000.00	$1,084.30	0.79%	$4.12
Hypothetical (5% return before expenses)	$1,000.00	$1,021.05	0.79%	$3.99
Class I
Actual	$1,000.00	$1,084.80	0.89%	$4.64
Hypothetical (5% return before expenses)	$1,000.00	$1,020.55	0.89%	$4.50
Class II
Actual	$1,000.00	$1,082.40	1.14%	$5.93
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	1.14%	$5.76

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses after any applicable waivers and reimbursements.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Annual Report | September 30, 2016	5

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
BANK LOANS (40.33%)
Communications (5.15%)
AF Borrower LLC (Accuvant Finance LLC), Initial Term Loan (Second Lien)
10.000% 01/30/2023	$400,000	$396,334
LTS Buyer LLC (Sidera Networks, Inc.), Initial Term Loan B-1 (Second Lien)
8.000% 04/12/2021	50,000	50,219
Total Communications		446,553

Consumer Discretionary (5.11%)
Delta 2 (Lux) S.a.r.l (Formula One), Term Loan (Second Lien)
L+6.750% 07/29/2022	190,000	190,998
NVA Holdings, Inc. Term Loan (Second Lien)
8.000% 08/14/2022	30,000	30,019
Sterling Midco Holdings, Inc. (Sterling Holdings Ultimate Parent Inc.) Initial
Loan (Second Lien)
8.750% 06/19/2023	230,000	222,524
Total Consumer Discretionary		443,541

Consumer Staples (1.06%)
PFS Holdings Corporation, Term Loan (Second Lien)
L+7.250% 01/31/2022 (a)	110,000	92,125
Total Consumer Staples		92,125

Consumer, Cyclical (6.07%)
99 Cents Only Stores, Tranche B-2 Loan
4.500% 01/11/2019	19,872	15,488
Equinox Holdings, Inc., Initial Loan (Second Lien)
9.750% 07/31/2020	100,000	100,417
Genoa Healthcare, Initial Term Loan (Second Lien)
8.750% 04/28/2023	39,375	39,670
National Vision, Inc., Initial Term Loan (Second Lien)
6.750% 03/11/2022	250,000	235,165
Parq Holdings Ltd., Closing Date Term Loan (First Lien)
8.500% 12/17/2020	140,317	134,704
Total Consumer, Cyclical		525,444

Consumer, Non cyclical (7.49%)
Bioscrip, Inc., Delayed Draw Term Loan
6.500% 07/31/2020	39,350	38,661
Bioscrip, Inc., Initial Term Loan B
6.500% 07/31/2020	65,583	64,435
Heartland Dental Care LLC, Term Loan (Second Lien)
9.750% 06/21/2019	220,000	215,600
Lanai Holdings III, Inc., Initial Term Loan (Second Lien)
9.500% 08/28/2023	160,000	156,000
U.S. Renal Care, Inc., Term Loan (Second Lien)
9.000% 12/29/2023	150,000	145,500
WIS International, Loan (Second Lien)
10.250% 06/20/2019	100,000	28,750
Total Consumer, Non-cyclical		648,946

See Notes to Financial Statements.

6	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Financials (3.68%)
Asurion LLC (Asurion Corp.), Term Loan (Second Lien)
8.500% 03/03/2021	$230,000	$229,329
Lonestar Intermediate Super Holdings LLC, Term Loan
L+9.000% 08/31/2021 (a)	90,000	89,606
Total Financials		318,935

Health Care (2.63%)
Carecore National, LLC Term Loan
5.500% 03/05/2021	89,586	88,130
PCI Pharma Services Term Loan (Second Lien)
9.750% 06/29/2024 (b)	140,000	140,000
Total Health Care		228,130

Industrials (5.35%)
Berlin Packaging LLC, Initial Term Loan (Second Lien)
7.750% 09/30/2022	250,000	251,979
CPM Acquisition Corp. (Crown Acquisition Corp.), Initial Term Loan (Second Lien)
10.250% 04/10/2023 (b)	110,000	107,800
Lully Finance S.A R.L. (Lully Finance LLC), Initial Term B-1 Loan (Second Lien)
9.500% 10/16/2023	50,000	49,813
SRS Distribution, Inc. Initial Term Loan (Second Lien)
9.750% 02/25/2023	30,000	30,356
UTEX Industries, Inc., Initial Loan (Second Lien)
8.250% 05/20/2022	50,000	24,375
Total Industrials		464,323

Materials (0.41%)
Fairmount Santrol, Inc. (Fairmount Minerals, Ltd.), New Tranche B-2 Term Loan
L+3.500% 09/05/2019	39,923	35,741
Total Materials		35,741

Technology (3.38%)
Evergreen Skills Lux S.A R.L., Initial Term Loan (Second Lien)
L+8.250% 04/28/2022 (a)	110,000	66,825
Evergreen Skills Lux S.A.R.L., Initial Term Loan (First Lien)
5.750% 04/28/2021	139,644	124,066
Veritas US, Inc. Initial Dollar Term B-1 Loan
6.625% 01/27/2023	109,450	102,363
Total Technology		293,254

TOTAL BANK LOANS (Cost $3,564,198)		3,496,992

HIGH YIELD BONDS AND NOTES (57.08%)
Basic Materials (6.66%)
Century Aluminum Co.
7.500% 06/01/2021 (c)	325,000	300,625
Mercer International, Inc.
7.750% 12/01/2022	140,000	148,925

See Notes to Financial Statements.

Annual Report | September 30, 2016	7

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Basic Materials (continued)
Optima Specialty Solutions
12.000% 12/30/2016 (b)	$150,000	$128,250
Total Basic Materials		577,800

Communications (8.16%)
Ancestry.com, Inc.
11.000% 12/15/2020	60,000	64,350
Clear Channel Worldwide Holdings, Inc., Series A
6.500% 11/15/2022	140,000	141,750
7.625% 03/15/2020	240,000	231,600
Clear Channel Worldwide Holdings, Inc., Series B
7.625% 03/15/2020	30,000	29,888
Qualitytech LP/QTS Finance Corp.
5.875% 08/01/2022	80,000	82,100
Zayo Group LLC / Zayo Capital, Inc.
6.000% 04/01/2023	150,000	157,875
Total Communications		707,563

Consumer, Cyclical (7.44%)
99 Cents Only Stores LLC
11.000% 12/15/2019	40,000	23,200
American Tire Distributors, Inc.
10.250% 03/01/2022 (c)	210,000	192,150
FirstCash, Inc.
6.750% 04/01/2021	100,000	105,000
Serta Simmons Bedding LLC
8.125% 10/01/2020 (c)	310,000	324,531
Total Consumer, Cyclical		644,881

Consumer, Non cyclical (16.46%)
Acadia Healthcare Co., Inc.
5.625% 02/15/2023	50,000	51,000
Ancestry.com, Inc. PIK
9.625% 10/15/2018 (c)	250,000	253,438
ConvaTec Finance International SA PIK
8.250% 01/15/2019 (c)	200,000	199,800
ConvaTec Healthcare SA
10.500% 12/15/2018 (c)	200,000	203,500
Opal Acquisition, Inc.
8.875% 12/15/2021 (c)	300,000	247,500
Simmons Foods, Inc.
7.875% 10/01/2021 (c)	150,000	150,000
Surgical Care Affiliates, Inc.
6.000% 04/01/2023 (c)	50,000	52,750
Tenet Healthcare Corp.
6.750% 06/15/2023	290,000	270,424
Total Consumer, Non-cyclical		1,428,412

See Notes to Financial Statements.

8	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Diversified (4.86%)
HRG Group, Inc.
7.750% 01/15/2022	$405,000	$421,706
Total Diversified		421,706

Energy (3.97%)
Continental Resources, Inc.
3.800% 06/01/2024	10,000	9,200
4.500% 04/15/2023	10,000	9,650
5.000% 09/15/2022	10,000	10,000
Forum Energy Technologies, Inc., Series WI
6.250% 10/01/2021	100,000	95,250
Oasis Petroleum, Inc.
6.875% 03/15/2022	30,000	28,875
Sabine Pass Liquefaction LLC
5.625% 03/01/2025	70,000	75,513
SESI LLC
7.125% 12/15/2021	10,000	9,800
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.500% 08/15/2022	100,000	95,750
Teine Energy Ltd.
6.875% 09/30/2022 (c)	10,000	10,050
Total Energy		344,088

Industrials (9.53%)
Accudyne Industries Borrower / Accudyne Industries LLC
7.750% 12/15/2020 (c)	150,000	119,625
Cleaver Brooks, Inc.
8.750% 12/15/2019 (c)	310,000	326,275
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc.
8.625% 06/01/2021 (c)	180,000	142,650
Real Alloy Holding, Inc.
10.000% 01/15/2019 (c)	140,000	142,100
TransDigm, Inc., Series WI
7.500% 07/15/2021	90,000	95,456
Total Industrials		826,106

TOTAL HIGH YIELD BONDS AND NOTES (Cost $4,829,206)		4,950,556

TOTAL INVESTMENTS (97.41%) (Cost $8,393,404)		$8,447,548

Other Assets In Excess Of Liabilities (2.59%)		224,316

NET ASSETS (100.00%)		$8,671,864

(a)
All or a portion of this position has not settled as of September 30, 2016. The interest rate shown represents the stated spread over the London Interbank Offered Rate ("LIBOR" or "L") or the applicable LIBOR floor; the Fund will not accrue interest until the settlement date, at which point LIBOR will be established.

(b)	Fair valued security under the procedures approved by the Fund's Board of Trustees.

See Notes to Financial Statements.

Annual Report | September 30, 2016	9

DDJ Opportunistic High Yield Fund	Portfolio of Investments

September 30, 2016

(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.  As of September 30, 2016, the market value of securities restricted under Rule 144A was $2,664,994, representing 30.73% of the Fund's net assets. These securities have been determined to be liquid pursuant to procedures adopted by the Board.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund's management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements.

10	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statement of Assets and Liabilities

September 30, 2016

ASSETS:
Investments, at value (Cost $8,393,404)	$8,447,548
Cash and cash equivalents	346,254
Receivable for investments sold	95,741
Interest receivable	152,727
Receivable due from advisor	28,669
Prepaid expenses	15,833
Total Assets	9,086,772

LIABILITIES:
Payable for investments purchased	358,675
Payable for administration and transfer agency fees	21,418
Payable for distribution and services fees	528
Payable for Chief Compliance Officer fees	3,333
Payable for legal fees	3,033
Payable for audit and tax fees	23,500
Accrued expenses and other liabilities	4,421
Total Liabilities	414,908
NET ASSETS	$8,671,864

NET ASSETS CONSIST OF:
Paid-in capital (Note 5)	$8,521,577
Accumulated net investment income	16,355
Accumulated net realized gain	79,788
Net unrealized appreciation	54,144
NET ASSETS	$8,671,864

PRICING OF SHARES
Institutional:
Net Asset Value, offering and redemption price per share	$9.84
Net Assets	$7,916,014
Shares of beneficial interest outstanding	804,246
Class I:
Net Asset Value, offering and redemption price per share	$9.84	(a)
Net Assets	$649,746
Shares of beneficial interest outstanding	66,065
Class II:
Net Asset Value, offering and redemption price per share	$9.83
Net Assets	$106,104
Shares of beneficial interest outstanding	10,795

(a)	Net asset value per share does not recalculate due to fractional shares not presented and rounding.

See Notes to Financial Statements.

Annual Report | September 30, 2016	11

DDJ Opportunistic High Yield Fund	Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME:
Interest income	$644,583
Total Investment Income	644,583

EXPENSES:
Investment advisory fees (Note 6)	54,096
Administrative fees	139,919
Distribution and service fees
Class I	366
Class II	348
Transfer agent fees	42,665
Legal fees	7,840
Audit and tax fees	23,500
Printing fees	3,578
Registration fees	20,345
Custody fees	4,430
Trustees' fees and expenses	1,029
Chief Compliance Officer fees	20,000
Offering costs	73,660
Other expenses	10,051
Total Expenses	401,827
Less fees waived/reimbursed by investment advisor (Note 6)
Institutional	(319,671)
Class I	(15,385)
Class II	(5,004)
Net Expenses	61,767
NET INVESTMENT INCOME	582,816

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	59,028
Net realized gain	59,028

Net Change in unrealized appreciation on:
Investments	132,770
Net Change	132,770
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	191,798
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$774,614

See Notes to Financial Statements.

12	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
OPERATIONS:
Net investment income	$582,816	$23,434
Net realized gain/(loss)	59,028	(266)
Net change in unrealized appreciation/(depreciation)	132,770	(78,626)
Net increase/(decrease) in net assets resulting from operations	774,614	(55,458)

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends to shareholders from net investment income
Institutional	(527,986)	(18,899)
Class I	(27,106)	(648)
Class II	(7,007)	(599)
Total distributions	(562,099)	(20,146)

BENEFICIAL SHARE TRANSACTIONS (NOTE 5):
Institutional
Shares sold	5,150,155	3,020,010
Dividends reinvested	399,517	18,899
Shares redeemed	(788,988)	–
Net Increase from beneficial share transactions	4,760,684	3,038,909

Class I
Shares sold	500,000	100,000
Dividends reinvested	27,106	648
Net Increase from beneficial share transactions	527,106	100,648

Class II
Shares sold	–	100,000
Dividends reinvested	7,007	599
Net Increase from beneficial share transactions	7,007	100,599

Net increase in net assets	5,507,312	3,164,552

NET ASSETS:
Beginning of year	3,164,552	–
End of year (Including accumulated net investment income of $16,355 and $4,337)	$8,671,864	$3,164,552

(a)	Commenced operations on July 17, 2015.

See Notes to Financial Statements.

Annual Report | September 30, 2016	13

DDJ Opportunistic High Yield Fund	Financial Highlights

Institutional Class	For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.72	0.08
Net realized and unrealized gain/(loss) on investments	0.06	(0.26)
Total from investment operations	0.78	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.70)	(0.06)
Total distributions	(0.70)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.84	$9.76

TOTAL RETURN(c)	8 .41%	(1.77)%

SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,916	$2,968
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	5.19%	14.66	%(d)
Operating expenses including reimbursement/waiver	0.79%	0.79	%(d)
Net investment income including reimbursement/waiver	7.55%	3.71	%(d)
PORTFOLIO TURNOVER RATE(e)	72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Financial Highlights

Class I	For a Share Outstanding Throughout the Periods Presented

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2016	2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.73	0.07
Net realized and unrealized gain/(loss) on investments	0.05	(0.24)
Total from investment operations	0.78	(0.17)

LESS DISTRIBUTIONS:
From net investment income	(0.70)	(0.07)
Total distributions	(0.70)	(0.07)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.08	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.84	$9.76

TOTAL RETURN(c)	8 .43%	(1.76)%

SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$650	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	5.10%	14.74	%(d)
Operating expenses including reimbursement/waiver	0.89%	0.89	%(d)
Net investment income including reimbursement/waiver	7.55%	3.47	%(d)
PORTFOLIO TURNOVER RATE(e)	72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Annual Report | September 30, 2016	15

DDJ Opportunistic High Yield Fund	Financial Highlights

Class II	For a Share Outstanding Throughout the Periods Presented

	For the	For the
	Year Ended	Period Ended
	September 30,	September 30,
	2016	2015(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$9.76	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.68	0.07
Net realized and unrealized gain/(loss) on investments	0.06	(0.25)
Total from investment operations	0.74	(0.18)

LESS DISTRIBUTIONS:
From net investment income	(0.67)	(0.06)
Total distributions	(0.67)	(0.06)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.07	(0.24)
NET ASSET VALUE, END OF PERIOD	$9.83	$9.76

TOTAL RETURN(c)	8 .06%	(1.80)%

SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$106	$98
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	6.18%	14.99	%(d)
Operating expenses including reimbursement/waiver	1.14%	1.14	%(d)
Net investment income including reimbursement/waiver	7.15%	3.22	%(d)
PORTFOLIO TURNOVER RATE(e)	72%	4%

(a)	Commenced operations on July 17, 2015.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

1. ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the DDJ Opportunistic High Yield Fund (the “Fund”). The Fund’s primary investment objective is overall total return consisting of a high level of current income together with long-term capital appreciation. The Fund currently offers Class I shares, Class II shares and Institutional Class shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 . The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of equity securities not traded on an exchange, or if such closing prices are not otherwise available, the securities are valued at the mean of the most recent bid and ask prices on such day.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

Loans are primarily valued by using a composite loan price from a nationally recognized loan pricing service. The methodology used by the Funds’ nationally recognized loan pricing provider for composite loan prices is to value loans at the mean of the bid and ask prices from one or more third party pricing services or dealers.

Redeemable securities issued by open-end registered  investment companies are valued at the investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based  on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurementfalls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Annual Report | September 30, 2016	17

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Bank Loans
Communications	$–	$446,553	$–	$446,553
Consumer Discretionary	–	443,541	–	443,541
Consumer Staples	–	92,125	–	92,125
Consumer, Cyclical	–	390,740	134,704	525,444
Consumer, Non-cyclical	–	28,750	620,196	648,946
Financials	–	318,935	–	318,935
Health Care	–	–	228,130	228,130
Industrials	–	356,523	107,800	464,323
Materials	–	35,741	–	35,741
Technology	–	293,254	–	293,254
High Yield Bonds And Notes
Basic Materials	–	449,550	128,250	577,800
Communications	–	707,563	–	707,563
Consumer, Cyclical	–	644,881	–	644,881
Consumer, Non-cyclical	–	1,428,412	–	1,428,412
Diversified	–	421,706	–	421,706
Energy	–	344,088	–	344,088
Industrials	–	826,106	–	826,106
TOTAL	$–	$7,228,468	$1,219,080	$8,447,548

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2016, the Fund did not have any transfers  between  Level  1  and  Level  2  securities.  The  following  is  a  reconciliation  of  assets  in  which  Level  3  inputs  were  used  in  determining value:

DDJ Opportunistic High Yield Fund	High Yield Bonds	Bank Loans	Total
Balance as of September 30, 2015	$–	$199,846	$199,846
Accrued discount/ premium	–	1,785	1,785
Return of Capital	–	–	–
Realized Gain/(Loss)	–	–	–
Change in Unrealized Appreciation/(Depreciation)	(2,780)	61	(2,719)
Purchases	131,030	846,126	977,156
Sales Proceeds	–	(20,414)	(20,414)
Transfer into Level 3	–	103,096	103,096
Transfer out of Level 3	–	(39,670)	(39,670)
Balance as of September 30, 2016	$128,250	$1,090,830	$1,219,080
Net change in unrealized appreciation/(depreciation) included in the Statements of Operations attributable to Level 3 investments held at September 30, 2016	$(2,780)	$4,953	$2,173

18	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

Information about Level 3 measurements as of September 30, 2016:

Asset Class	Market Value	Valuation Technique	Unobservable Inputs(a)
Bank Loans	$247,800	Market Comparable Companies Analysis	Market Data of Similar Companies
Bank Loans	843,030	Third-Party Vendor Pricing Service	Vendor Quotes
High Yield Bonds	128,250	Market Comparable Companies Analysis	Market Data of Similar Companies

(a)	A change to an unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Market Data of Similar Companies	Increase	Decrease
Vendor Quotes	Increase	Decrease

Offering Costs: The Fund incurred offering costs during the period ended September 30, 2015.  These offerings costs, including fees for printing initial prospectuses, legal and registration fees have been amortized over the first twelve months from the inception date of the fund.  Amounts amortized during the fiscal year ended September 30, 2016 are shown on the Funds’ Statement of Operations.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution  (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Concentration of Credit Risk: The Fund places its cash with a banking institution, which is insured by Federal Deposit Insurance Corporation (FDIC). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes  accretion  of  discounts  and  amortization  of  premiums,  is  accrued  and  recorded  as  earned.  Dividend  income is recognized   on  the  ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Distributions to Shareholders: The Fund normally pays dividends, if any, monthly, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its investment advisor has determined that doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

Annual Report | September 30, 2016	19

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

Loan Assignments: The Fund invests in loan assignments and participations. The Fund considers loan assignments to be investments in debt securities.  When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Loans are subject to credit risk. Credit risk relates to the ability of the borrower under a senior loan to make interest and principal payments as they become due.

As of September 30, 2016, the Fund held $3,496,992, or 100% of the Fund’s net assets, in loan assignments.

3. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$562,099	$20,146
Total	$562,099	$20,146

Reclassifications: As of September 30, 2016, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Gain on Investments
$(12,327)	$(8,699)	$21,026

These differences are primarily attributed to non-deductible offering costs.

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2016, the aggregate costs of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$224,536
Gross unrealized depreciation (excess of tax cost over value)	(170,392)
Net unrealized appreciation	54,144
Cost of investments for income tax purposes	$8,393,404

Components of Distributable Earnings: At September 30, 2016, components of distributable earnings were as follows:

Undistributed ordinary income	$96,143
Accumulated capital gains	–
Net unrealized appreciation on investments	54,144
Total	$150,287

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

4. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2016 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$10,288,279	$4,785,445

5. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2016, the redemption fees charged by the Fund, if any, are presented in the Statement of Changes in Net Assets.

Transactions in common shares were as follows:

	For the Year Ended September 30, 2016	For the Period Ended September 30, 2015(a)
Institutional
Shares sold	538,741	302,226
Dividends reinvested	41,782	1,923
Shares redeemed	(80,426)	–
Net increase in shares outstanding	500,097	304,149
Class I
Shares sold	53,192	10,000
Dividends reinvested	2,807	66
Net increase in shares outstanding	55,999	10,066
Class II
Shares sold	–	10,000
Dividends reinvested	734	61
Net increase in shares outstanding	734	10,061

(a)	Commenced operations on July 17, 2015.

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 72% of the shares outstanding are held within two affiliated accounts. Share transaction activities of these shareholders could have a material impact on the Fund.

6. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: DDJ Capital Management, LLC (“DDJ” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee  of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon 30  days’ written notice. The Adviser may terminate the Advisory Agreement upon 60  days’  written notice.

Annual Report | September 30, 2016	21

DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) Fees, Shareholder Servicing expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 0.79% of the Fund’s average daily net assets of each of the Institutional Class, Class I and Class II shares. The Fee Waiver Agreement is in effect through January 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue this waiver without the approval by the Trust's Board. Fees waived or reimbursed for the fiscal year ended September 30, 2016 are disclosed in the Statement of Operations.

As of September 30, 2016, the balance of recoupable expenses was as follows:

	Expiring in 2018	Expiring in 2019
Institutional	$82,371	$319,671
Class I	2,863	15,385
Class II	2,862	5,004

Such amounts include waived advisory fees of $4,156, $145 and $145, respectively expiring in 2018 and $50,807, $2,595 and $694, respectively expiring in 2019.

Administrator: ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2016 are disclosed in the Statement  of Operations.

ALPS is reimbursed by the Fund for certain out of pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement  with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain  out-of-pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation for its services as the Fund’s principal underwriter pursuant to the Distribution Agreement.

The Fund has adopted a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class II shares. The Plan allows the Fund to use Class II assets to pay fees in connection with the distribution and marketing of Class II shares and/or the provision of shareholder services to Class II shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class II shares of the Fund, if any, as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to its Class II shares. Because these fees are paid out of the Fund’s Class II assets, if any, on an ongoing basis, over time they will increase the cost of an investment in the Class II shares, if any, and Class II Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Statement of Operations.

The Fund has adopted a shareholder services plan (“Shareholder Services Plan”) with respect to the Fund’s Class I and Class II shares. Under the Shareholder Services Plan, the Fund is authorized  to pay banks and their affiliates and other institutions,  including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.10% of the average daily net asset value of the Class I shares and Class II  shares, respectively, attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Shareholder Services plan fees are included with distribution and service fees on the Statements of Operations.

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DDJ Opportunistic High Yield Fund	Notes to Financial Statements

September 30, 2016

In-Kind Transaction: On December 1, 2015 the Fund issued 536,627 Institutional shares from a tax-free in-kind transaction with DDJ Institutional High Yield fund, L.P. in the amount of $5,130,155.  The Adviser was the manager on both funds on the date the in-kind transaction took place.  Both funds pursue substantially the same investment strategies.  The amount of assets that was brought over in-kind consisted of $2,276,132 of investments, $2,809,576 of cash and $44,447 of accrued interest.  Before the in-kind transaction the Fund had net assets of $3,139,881 and immediately after the transaction the fund had net assets of $8,270,036.  Approximately 57% of the in-kind transfer was from shareholders that were related to the Advisor.

7. TRUSTEES

As of September 30, 2016, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have  been evaluated  through the date the financial  statements  were issued.

Effective October 1, 2016, the Independent Trustees will receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses.

Effective November 14, 2016, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2016	23

DDJ Opportunistic High Yield Fund	Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of DDJ Opportunistic High Yield Fund (a separate series of ALPS Series Trust), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and for the period from July 17, 2015 (commencement of operations) to September 30, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence  supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well  as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for  our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DDJ Opportunistic High Yield Fund as of September 30, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from July 17, 2015  (commencement  of operations) to September 30, 2015, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Denver, Colorado
December 2, 2016

24	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Additional Information

September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the website of the Securities  and Exchange Commission  (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-844-363-4898 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | September 30, 2016	25

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee	Mr. Armstrong was appointed to the Board on May 27, 2016.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	6	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	6	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which DDJ Capital Management, LLC provides investment advisory services, currently none.

26	www.ddjcap.com

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES (CONTINUED)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				6	None.
INTERESTED TRUSTEE
Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	6	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which DDJ Capital Management, LLC provides investment advisory services, currently none.

Annual Report | September 30, 2016	27

DDJ Opportunistic High Yield Fund	Trustees & Officers

September 30, 2016 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Ms. Noyes was elected Secretary of the Trust on November 14, 2016
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust and Assistant Secretary of Griffin Institutional Access Real Estate Fund.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity, Griffin Institutional Access Real Estate Fund Stadion Funds and Centaur Mutual Funds Trust.

Melanie Zimdars Birth year: 1976	Chief Compliance Officer (“CCO”)	Ms. Zimdars was elected CCO of the Trust on December 17, 2015.
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Broadview Funds Trust, Caldwell & Orkin Funds, Clough Funds Trust, Clough Global Funds, Elkhorn ETF Trust and OWLshares Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust.  Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased.  Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

28	www.ddjcap.com

EVERGREEN | GAVEKAL

ANNUAL REPORT 9/30/2016

GKE ASIAN OPPORTUNITIES FUND

INSTITUTIONAL SHARES | TICKER SYMBOL : GKEAX

INVEST IN ASIA WITH GAVEKAL

Shareholder Letter	1
Portfolio Update	5
Disclosure of Fund Expenses	7
Portfolio of Investments	8
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	33
Additional Information	34
Trustees & Officers	38

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Dear Shareholder,

The past twelve months have felt as though investors have just been waiting in vain for the next calamity. Many seem to believe that global economic growth is weak, that this credit cycle is extended and that central bankers are supporting stocks prices at unsustainable levels. And so the thinking goes that the next crisis must be near. Calling a top is always dangerous, but we would agree that market risks are rising. With the Federal Reserve (the “Fed”) sounding more hawkish, the Bank of Japan (BoJ) seemingly unsure of what it’s doing, and the European Central Bank (ECB) suggesting it could taper, we may be fast approaching some sort of reckoning.

Though this year has produced no crash, there have been plenty of things to worry over. Meanwhile markets have gone on climbing that wall of worry. Among global markets, Asia has been the best performing thanks to a strong summer bounce. In this environment the GKE Asian Opportunities Fund has struggled. The relatively defensive positioning of the Fund caused the Fund to underperform in what ended up being a relatively strong market. Over the past 12 months the GKE Asian Opportunities Fund has returned +4.25% to shareholders as compared with the benchmark return of +16.02%.

This fiscal year began with an oil price crash which morphed into worries about banks. This was when crisis talk really began. The near 80% crash in the price of oil, which began in 2014, drove concerns that energy loans would not be repaid. Within Asia the concerns were most dire in Australia, Malaysia and Indonesia and also at banks like Standard Chartered where commodity exposure is highest. The Asian Opportunities Fund has had very little exposure to these countries and sectors and so was relatively unharmed by the oil drop. We continue to remain skeptical of long-term trends in commodity prices.

Concurrently China was dealing with its own mini-crisis: a weak Chinese Yuan (CNY) sent Chinese corporates scrambling to pay-back USD debt, resulting in large capital outflows. Though markets were manic, we were never that concerned about the weak CNY given that China still runs the largest trade surplus ever! In the end, neither the CNY or oil price trends proved to be permanent fixtures. In fact, as oil prices rebounded back toward 50$/bbl (price per barrel), emerging markets, including Asia, rose swiftly.

Early June brought the problems in the European banking system back to the forefront, and then came June 21, BREXIT. No one expected this and even fewer would have predicted the aftermath, a short-lived crash and post BREXIT rally. The crisis never materialized and just one week later the S&P 500 was making new highs. Meanwhile Asian markets fully recovered as well. Investors seem to believe that any BREXIT is far off, that it will be manageable, and that lower rates for longer is a positive side-effect.

As the year has ended broad Asian markets are +12.8% higher, led by surprisingly strong rallies in Southeast Asian markets. Indonesian equities rose + 42% in USD terms, more than recovering from the -32% fall the year earlier. A + 16% rise in the Rupiah helped, but so did an expansion valuations. Other strong markets in Asia included Taiwan + 18%, Australia +18%, and Thailand +16%. The laggard market was China where H-shares rose +2% but A-shares fell –3%. Despite a small year-over-year rise in earnings for Chinese companies, macro concerns drove a valuation contraction which outweighed any positives. The Fund maintained a large overweight in China throughout the year and thus this weakness was a negative contributor to the fund’s relative performance.

Annual Report | September 30, 2016	1

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2016 (Unaudited)

By Sector, materials, technology and energy were the best performing, rising +21.7%, +19.6% and +13.4% in USD terms respectively. This was a complete reversal from last year and has led to the outperformance of value strategies. Conversely, Healthcare and Consumer discretionary, two of the best performing sectors last year were among the worst this year. Indeed, the only worse performing sector was financials which fell -0.5%. This flip-flop in sectorial leadership hurt the performance of the GaveKal-Evergreen Fund which remains more focused on the long-term outlook for the companies we invest in.

In this environment the GKE Asian Opportunities Fund struggled to consistently perform. The Fund’s defensive positioning meant that it did very well at the beginning of the year, but was left behind during the rebound as markets were led by materials and energy. We continue to believe that the environment for further commodity price increases remains challenging. Further, at today’s prices commodity producers will to struggle to make decent returns.

Over the past two months volatility has been rising again in foreign exchange (see chart below), adding to the trend of increasing volatility across global markets. We think this is related to the rising risk that monetary policy becomes less accommodative. In particular, now that the ECB has suggested it too may have to taper sooner than later, we now have uncertainty with regards to the monetary policy of the world’s three main central banks (ECB, Fed & BOJ). If this is anything like the taper tantrum of 2013 then Asian markets, and especially emerging markets, will not be spared. Though this too may come to be a paper tiger, the numbers of risks are accumulating while equities keep reaching higher. These two trends seem unsustainable even in Asia.

2	www.gkefund.com

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2016 (Unaudited)

*
Chart data for the period 7/1/1999 – 9/30/2016. Past performance does not guarantee future results. The largest 30 currencies are  EUR, CNY, JPY, MXN, GBP, BRL, INR, DKK, SEK, IDR, CAD, AUD, CLP, ZAR, NOK, PHP, KRW, TWD, CHF, NGN, PLN, THB, PKR, MYR, ILS, CZK, EGP, COP, NZD, RUB.  All of them measured against the USD.

Louis-Vincent Gave
CEO and Portfolio Manager, GaveKal Capital Limited

Annual Report | September 30, 2016	3

GKE Asian Opportunities Fund	Shareholder Letter

September 30, 2016 (Unaudited)

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Emerging markets are often less stable politically and economically than developed markets such as the United States and investing in emerging markets involves different and greater risks. There may be less publicly available information about companies in emerging markets. The stock exchanges and brokerage industries of emerging markets do not have the level of government oversight as do those in the United States. Securities markets of such countries are substantially smaller, less liquid and more volatile than securities markets in the United States. Emerging markets may be especially prone to currency-related risks.

The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of domestic common stock prices. An investor cannot invest directly in an index.

A-Shares is an expression designating shares of mainland China-based companies that trade on the two Chinese stock exchanges, that is, the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

H-Shares are shares of a company incorporated in the Chinese mainland that is listed on the Hong Kong Stock Exchange or other foreign exchange.

Standard Deviation is a measure of the dispersion of data points from its mean. “One Year Rolling Standard Deviation” measures the Standard Deviation beginning exactly one year prior to the measurement date. Once the measurement date is moved forward, so too is the beginning date of the data set, ensuring that exactly one year of data is used.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Evergreen Capital Management, LLC or GaveKal Capital Limited.

4	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance (as of September30, 2016)

	3 Month	6 Month	1 Year	3 Year	Since Inception*
GKE Asian Opportunities Fund	2.59%	4.69%	4.25%	2.59%	3.68%
MSCI AC Asia Pacific TR USD(a)	9.37%	10.22%	16.02%	3.04%	3.93%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling 1-855-331-6240 or by visiting www.gkefund.com.

*	Fund’s inception date is August 5, 2013.

(a)
The MSCI AC Asia Pacific TR USD Index is designed to measure the equity market performance of the developed and emerging markets in the Pacific region. The Index consists of the following 12 developed and emerging market countries: Australia, China, Hong Kong, Indonesia, Japan, Korea, Malaysia, New Zealand, Philippines, Singapore, Taiwan and Thailand.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund (as reported in the January 28, 2016 Prospectus) are 3.69% and 1.81%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

Performance of $100,000 Initial Investment (as of September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $100,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annual Report | September 30, 2016	5

GKE Asian Opportunities Fund	Portfolio Update

September 30, 2016 (Unaudited)

Sector Allocation (as a % of Net Assets)*

Financial	26.85%
Government	18.64%
Utilities	12.96%
Consumer, Non-cyclical	12.75%
Communications	11.63%
Consumer, Cyclical	7.03%
Industrial	4.96%
Technology	1.43%
Diversified	0.56%
Cash, Cash Equivalents, & Other Net Assets	3.19%
TOTALS	100.00%

Country Allocation (as a % of Net Assets)*

China	21.32%
Indonesia	19.36%
South Korea	16.10%
Philippines	11.99%
Hong Kong	10.73%
India	7.73%
Japan	3.49%
Great Britain	1.97%
Bermuda	1.84%
Cayman Islands	1.20%
Singapore	1.08%
Cash, Cash Equivalents, & Other Net Assets	3.19%
TOTALS	100.00%

Top 10 Positions (as a % of Net Assets)*

Tencent Holdings Ltd.	9.53%
LG Household & Health Care Ltd.	6.56%
Guangdong Investment Ltd.	6.27%
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes	5.82%
Indonesia Treasury Bond, Sr. Unsec. Notes	10.30%
Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),	4.40%
Indonesia Government International Bond, Sr. Unsec. Notes	4.17%
Philippine Government International Bond, Sr. Unsec. Notes	4.16%
Cheung Kong Infrastructure Holdings Ltd.	3.93%
Ayala Land, Inc.	2.52%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

6	www.gkefund.com

GKE Asian Opportunities Fund	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

Examples. As a shareholder of the GKE Asian Opportunities Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2016 and held through September 30, 2016.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2016 – September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)	Expenses Paid During period April 1, 2016 - September 30, 2016(b)
Actual	$ 1,000.00	$ 1,046.90	1.81%	$ 9.26
Hypothetical (5% return before expenses)	$ 1,000.00	$ 1,015.95	1.81%	$ 9.12

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 366.

Annual Report | September 30, 2016	7

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2016

	Shares	Value (Note 2)
COMMON STOCKS (62.78%)
Communications (11.63%)
Internet (11.13%)
NCSoft Corp.	942	$252,745
Tencent Holdings Ltd.	54,700	1,502,128
Telecommunications (0.50%)
Globe Telecom, Inc.	1,875	78,874
Total Communications		1,833,747

Consumer, Cyclical (6.88%)
Auto Manufacturers (1.48%)
Hyundai Motor Co.	1,899	233,636
Auto Parts & Equipment (1.99%)
Hyundai Mobis Co. Ltd.	1,255	313,365
Retail (3.41%)
Astra International Tbk PT	551,000	348,306
Chow Tai Fook Jewellery Group Ltd.	260,000	189,057
Total Consumer, Cyclical		1,084,364

Consumer, Non-cyclical (9.06%)
Cosmetics/Personal Care (9.06%)
Amorepacific Corp.	1,117	394,528
LG Household & Health Care Ltd.	1,192	1,033,604
Total Consumer, Non-cyclical		1,428,132

Diversified (0.56%)
Holding Companies-Diversified (0.56%)
Keppel Corp. Ltd.	22,200	87,745
Total Diversified		87,745

See Notes to Financial Statements.

8	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2016

		Value
	Shares	(Note 2)
Financial (15.30%)
Banks (5.14%)
Bank Mandiri Persero Tbk PT	56,900	$48,830
BDO Unibank, Inc.	53,000	120,000
Mitsubishi UFJ Financial Group, Inc.	22,500	112,073
Resona Holdings, Inc.	26,100	108,693
Standard Chartered PLC(a)	38,650	310,689
Sumitomo Mitsui Financial Group, Inc.	3,300	109,994
Insurance (1.39%)
Dai-ichi Life Holdings, Inc.	8,300	112,257
T&D Holdings, Inc.	9,600	106,930
Real Estate (6.72%)
Ayala Land, Inc.	490,400	396,911
Bumi Serpong Damai Tbk PT	1,266,200	213,443
Ciputra Development Tbk PT	1,302,400	158,671
Megaworld Corp.	2,978,000	289,847
REITS (2.05%)
Link REIT	44,000	323,346
Total Financial		2,411,684

Industrial (4.96%)
Engineering & Construction (4.13%)
Beijing Capital International Airport Co. Ltd. - Class H	28,000	31,731
Cheung Kong Infrastructure Holdings Ltd.	72,000	619,153
Environmental Control (0.31%)
China Everbright International Ltd.	41,000	48,737
Shipbuilding (0.52%)
Sembcorp Marine Ltd.	86,800	83,064
Total Industrial		782,685

Technology (1.43%)
Semiconductors (1.43%)
Samsung Electronics Co. Ltd.	155	224,897
Total Technology		224,897

See Notes to Financial Statements.

Annual Report | September 30, 2016	9

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2016

		Value
	Shares	(Note 2)
Utilities (12.96%)
Electric (4.85%)
Korea Electric Power Corp.	1,745	$85,558
Manila Electric Co.	54,420	348,324
Power Assets Holdings Ltd.	34,000	331,391
Water (8.11%)
Beijing Enterprises Water Group Ltd.(a)	430,000	290,496
Guangdong Investment Ltd.	622,000	987,963
Total Utilities		2,043,732

TOTAL COMMON STOCKS
(Cost $9,306,926)		9,896,986

PARTICIPATION NOTES (9.57%)
Consumer, Cyclical (0.15%)
Auto Manufacturers (0.15%)
Mahindra & Mahindra Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	1,107	23,372
Total Consumer, Cyclical		23,372

Consumer, Non-cyclical (3.69%)
Beverages (1.84%)
Kweichow Moutai Co. Class A, (Loan Participation Notes issued by Citigroup Markets Holdings Inc.),(a) expiring 01/17/2017	3,000	133,992
Kweichow Moutai Co. Class A, (Loan Participation Notes issued by Deutsche Bank AG London),(a) expiring 12/03/2024	3,500	156,325
Food (1.85%)
Britannia Industries Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	5,773	291,685
Total Consumer, Non-cyclical		582,002

See Notes to Financial Statements.

10	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2016

		Value
	Shares	(Note 2)
Financial (5.73%)
Banks (5.42%)
Kotak Mahindra Bank, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	13,802	$161,072

Yes Bank Ltd., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	36,773	692,987

Diversified Financial Services (0.31%)
LIC Housing Finance, Housing Development Finance Co., (Loan Participation Notes issued by Citigroup Global Markets Holdings Inc.),(a) expiring 01/17/2017	5,641	49,039
Total Financial		903,098

TOTAL PARTICIPATION NOTES (Cost $1,395,401)		1,508,472

		Principal	Value
	Currency	Amount	(Note 2)
CONTINGENT CONVERTIBLE CAPITAL (5.82%)
Financial (5.82%)
Banks (5.82%)
Industrial & Commercial Bank of China Ltd., Jr. Sub. Notes, Series 144A6.000% Perpetual Maturity (b)(c)(d)	CNY	6,000,000	918,162

Total Financial			918,162

TOTAL CONTINGENT CONVERTIBLE CAPITAL
(Cost $964,673)			918,162

GOVERNMENT BONDS (18.64%)
Indonesia Government International Bond, Sr. Unsec. Notes
6.625% 02/17/2037 (b)	USD	500,000	657,386
Indonesia Treasury Bond, Sr. Unsec
Notes
8.375% 03/15/2024	IDR	9,500,000,000	789,422
8.375% 09/15/2026	IDR	10,000,000,000	835,184

See Notes to Financial Statements.

Annual Report | September 30, 2016	11

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2016

	Currency	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (continued)
Philippine Government International Bond, Sr. Unsec. Notes9.875% 01/15/2019	USD	$550,000	$656,475
			2,938,467

TOTAL GOVERNMENT BONDS (Cost $2,693,999)			2,938,467

TOTAL INVESTMENTS (96.81%) (Cost $14,360,999)			15,262,087

Other Assets In Excess Of Liabilities (3.19%)			503,216	(e)

NET ASSETS (100.00%)			$15,765,303

(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"). These securities have been deemed liquid under procedures approved by the Fund's Board of Trustees and may normally be sold to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,575,548, which represents approximately 9.99% of the Fund's net assets as of September 30, 2016.

(c)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(d)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.
(e)	Includes cash which is being held as collateral for forward currency contracts.

Currency Abbreviations:
CNY - Chinese Yuan
IDR - Indonesian Rupiah
KRW - South Korean Won

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Financial Statements

12	www.gkefund.com

GKE Asian Opportunities Fund	Portfolio of Investments

September 30, 2016
OUTSTANDING FORWARD FOREIGN CURRENCY CONTRACTS

Counter Party	Foreign Currency	Contracted Amount*	Purchase/Sale Contract	Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
BNY Mellon	KRW	180,000,000	Sale	10/13/2016	$163,420	$246
BNY Mellon	KRW	180,000,000	Purchase	10/13/2016	163,420	1,753
BNY Mellon	KRW	1,920,000,000	Sale	11/07/2016	1,742,864	593
						$2,592

BNY Mellon	KRW	2,020,000,000	Sale	10/06/2016	$1,834,041	$(35,447)
BNY Mellon	KRW	690,000,000	Sale	10/26/2016	626,381	(1,664)
BNY Mellon	KRW	190,000,000	Sale	10/27/2016	172,480	(223)
						$(37,334)

*	The contracted amount is stated in the currency in which the security is denominated.

See Notes to Financial Statements.

Annual Report | September 30, 2016	13

GKE Asian Opportunities Fund	Statement of Assets and Liabilities

September 30, 2016

ASSETS:
Investments, at value (Cost $14,360,999)	$15,262,087
Foreign currency, at value (Cost $811,147)	810,781
Receivable for investments sold	410,601
Unrealized gain on forward foreign currency contracts (Note 3)	2,592
Dividends and interest receivable	79,640
Receivable due from advisor	7,160
Other assets	9,404
Total assets	16,582,265

LIABILITIES:
Payable for investments purchased	506,997
Unrealized loss on forward foreign currency contracts (Note 3)	37,334
Payable for administration fees	14,317
Payable for transfer agency fees	5,831
Payable to trustees	21
Payable to Chief Compliance Officer	3,468
Bank Overdraft	219,128
Legal fees payable	3,173
Audit and tax fees payable	20,630
Accrued expenses and other liabilities	6,063
Total liabilities	816,962
NET ASSETS	$15,765,303

NET ASSETS CONSIST OF:
Paid-in capital (Note 6)	$15,575,189
Accumulated net investment income	246,942
Accumulated net realized loss	(921,350)
Net unrealized appreciation	864,522
NET ASSETS	$15,765,303

PRICING OF SHARES:
Net Asset Value, offering and redemption price per share	$10.71
Shares of beneficial interest outstanding	1,472,335

See Notes to Financial Statements.

14	www.gkefund.com

GKE Asian Opportunities Fund	Statement of Operations

For the Year Ended September 30, 2016

INVESTMENT INCOME:
Dividends	$205,501
Foreign taxes withheld	(31,176)
Interest	180,534
Total investment income	354,859

EXPENSES:
Investment advisory fees (Note 7)	236,891
Administrative fees	139,473
Transfer agency fees	36,391
Legal and audit fees	42,436
Registration fees	20,651
Custodian fees	20,110
Compliance fees	20,684
Trustees' fees and expenses	2,675
Other expenses	18,486
Total Expenses	537,797
Less fees waived/reimbursed by investment adviser (Note 7)	(251,950)
Net Expenses	285,847
NET INVESTMENT INCOME	69,012

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on:
Investments	(744,037)
Futures contracts	2,030
Forward hedge contracts	35,239
Foreign currency transactions	100,896
Net realized loss	(605,872)

Net change in unrealized appreciation/(depreciation) on:
Investments	1,214,245
Futures contracts	1,984
Forward hedge contracts	(34,742)
Translation of assets and liabilities denominated in foreign currencies	851
Net change	1,182,338
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	576,466
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$645,478

See Notes to Financial Statements.

Annual Report | September 30, 2016	15

GKE Asian Opportunities Fund	Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
OPERATIONS:
Net investment income	$69,012	$45,846
Net realized gain/(loss)	(605,872)	322,845
Net change in unrealized appreciation/(depreciation)	1,182,338	(604,478)
Net increase/(decrease) in net assets resulting from operations	645,478	(235,787)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(181,076)	(256,420)
From net realized gains on investments	(121,148)	–
Total distributions	(302,224)	(256,420)

BENEFICIAL SHARE TRANSACTIONS (Note 6):
Shares sold	839,725	6,619,829
Dividends reinvested	195,452	163,710
Shares redeemed	(1,953,481)	(1,298,576)
Redemption fees	1,019	388
Net increase/(decrease) from beneficial share transactions	(917,285)	5,485,351

Net increase/(decrease) in net assets	(574,031)	4,993,144

NET ASSETS:
Beginning of year	16,339,334	11,346,190
End of year (Including accumulated net investment income of $246,942 and $162,806)	$15,765,303	$16,339,334

See Notes to Financial Statements.

16	www.gkefund.com

GKE Asian Opportunities Fund	Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014		For the Period Ended September 30, 2013(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.47	$10.69	$10.38		$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.05	0.03	0.05		0.00	(C)
Net realized and unrealized gain/(loss) on investments	0.39	(0.01)	0.30		0.38
Total from investment operations	0.44	0.02	0.35		0.38

LESS DISTRIBUTIONS:
From net investment income	(0.12)	(0.24)	(0.00	)(c)	–
From net realized gain on investments	(0.08)	–	(0.04)		–
Total distributions	(0.20)	(0.24)	(0.04)		–

REDEMPTION FEES (Note 6)	0.00 (c)	0.00 (c)	0.00	(c)	–

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.24	(0.22)	0.31		0.38
NET ASSET VALUE, END OF PERIOD	$10.71	$10.47	$10.69		$10.38

TOTAL RETURN(d)	4.25%	0.20%	3.37%		3.80%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)	$15,765	$16,339	$11,346		$2,484

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	3.41%	3.69%	4.93%		23.95	%(e)
Operating expenses including reimbursement/waiver	1.81%	1.81%	1.81%		1.81	%(e)
Net investment income including reimbursement/waiver	0.44%	0.31%	0.51%		0.10	%(e)

PORTFOLIO TURNOVER RATE(f)	232%	245%	219%		22%

(a)	Commenced operations on August 5, 2013.
(b)	Per share amounts are based upon average shares outstanding.

See Notes to Financial Statements.

Annual Report | September 30, 2016	17

GKE Asian Opportunities Fund	Financial Highlights

For a share outstanding through the periods presented.

(c)	Less than $0.005/(0.005) per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been reimbursed/waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016
1. ORGANIZATION

ALPS  Series  Trust  (the  “Trust”),  a  Delaware  statutory  trust,  is  an  open-end  management  investment company registered under the Investment Company Act of 1940, as amended (the  “1940 Act”).  The Trust consists of multiple separate portfolios or series.  This annual report  describes  the  GKE  Asian  Opportunities  Fund  (the  “Fund”).    The  Fund’s  primary  investment  objective is to achieve capital appreciation through asset allocation among equities, currencies and  bonds of the Asia-Pacific region. The Fund currently offers Institutional Class shares. The Board of  Trustees (the “Board”) may establish additional funds and classes of shares at any time in the  future without shareholder approval.

2. SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles  generally accepted in the United States of America for investment companies (“U.S. GAAP”).  The  Fund is considered an investment company under U.S. GAAP and follows the accounting and  reporting guidance applicable to investment companies in the Financial Accounting Standards  Board Accounting Standards Codification Topic 946. The preparation of financial statements in  conformity with U.S. GAAP requires management to make certain estimates and assumptions that  affect the reported amounts of assets and liabilities and disclosures of contingent assets and  liabilities at the date of the financial statements and the reported amounts of revenue and  expenses during the period.  Actual results could differ from those estimates. The following is a  summary of significant accounting policies consistently followed by the Fund in preparation of its  financial statements.

Investment  Valuation:  The  Fund  generally  values  its  securities  based  on  market  prices  determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally  4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives  other than futures and futures options) are valued based on the last sale price of the security  reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets  are valued. In the case of equity securities not traded on an exchange, or if such closing prices are  not otherwise available, the securities are valued at the mean of the most recent bid and ask  prices on such day.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing  values of such securities on their respective foreign exchanges, except when an event occurs  subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have  changed such value.  In such an event, the fair values of those securities are determined in good  faith through consideration of other factors in accordance with procedures established by and  under the general supervision of the Board.  The Fund will use a fair valuation model provided by  an independent pricing service, which is intended to reflect fair value when a security’s value or a  meaningful portion of the Fund’s portfolio is believed to have been materially affected by a  valuation event that has occurred between the close of the exchange or market on which the  security is traded and the close of the regular trading day on the NYSE.

Annual Report | September 30, 2016	19

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

The market price for debt obligations is generally the price supplied by an independent third-party  pricing service approved by the Board, which may use a matrix, formula or other objective method  that  takes  into  consideration  quotations  from  dealers,  market  transactions  in  comparable  investments, market indices and yield curves.  If vendors are unable to supply a price, or if the  price supplied is deemed to be unreliable, the market price may be determined using quotations  received from one or more broker dealers that make a market in the security.  Investments in non-exchange traded funds are fair valued at their respective net asset values.

Redeemable securities issued by open-end registered investment companies are valued at the  investment company’s applicable net asset value, with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

Futures  contracts  that  are  listed  or  traded  on  a  national  securities  exchange,  commodities  exchange,  contract  market  or  comparable  over  the  counter  market,  and  that  are  freely  transferable, are valued at their closing settlement price on the exchange on which they are  primarily traded or based upon the current settlement price for a like instrument acquired on the  day on which the instrument is being valued. A settlement price may not be used if the market  makes a limit move with respect to a particular commodity.

Forward foreign currency contracts have a market value determined by the prevailing foreign  currency exchange daily rates and current foreign currency exchange forward rates. The foreign  currency exchange forward rates are calculated using an automated system that estimates rates  on the basis of the current day foreign currency exchange rates and forward foreign currency  exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency  exchange  rates  may  generally  be  obtained  at  the  close  of  the  NYSE,  normally  4:00  p.m.   Eastern Time.

The Fund may gain exposure to securities in certain foreign markets through investments in  participatory notes (“P-notes”). The Fund may purchase P-notes pending ability to invest directly in  a  foreign  market  due  to  restrictions  applicable  to  foreign  investors  or  other  market  factors.  P-notes are generally issued by banks or broker-dealers and are designed to offer a return linked  to a particular underlying security. P-notes involve transaction costs, which may be higher than  those applicable to the equity securities. An investment in a P-note may involve risks, including  counterparty risk, beyond those normally associated with a direct investment in the underlying  security. The Fund must rely on the creditworthiness of the counterparty and would have no rights  against the issuer of the underlying security. Furthermore, the P-note’s performance may differ  from that of the underlying security. The holder of the P-note is entitled to receive from the bank  or broker-dealer, an amount equal to dividends paid by the issuer of the underlying security;  however, the holder is not entitled to the same rights (e.g., dividends, voting rights) as an owner of  the underlying security. There is also no assurance that there will be a secondary trading market  for a P-note or that the trading price of a P-note will equal the value of the underlying security.

When such prices or quotations are not available, or when the fair value committee appointed by  the Board believes that they are unreliable, securities may be priced using fair value procedures  approved by the Board.

20	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

Fair Value Measurements:  The Fund discloses the classification of its fair value measurements  following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer  broadly to the assumptions that market participants would use in pricing the asset or liability,  including assumptions about risk. Inputs may be observable or unobservable. Observable inputs  reflect the assumptions market participants would use in pricing the asset or liability that are  developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market  participants would use in pricing the asset or liability that are developed based on the best  information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the  reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in  the hierarchy within which the fair value measurement falls is determined based on the lowest  level input that is significant to the fair value measurement in its entirety. The designated input  levels are not necessarily an indication of the risk or liquidity associated with these investments.  These  inputs  are  categorized  in  the  following  hierarchy  under  applicable  financial   accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and
Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in  determining the fair value of investments) where there is little or no market  activity for the asset or liability at the  measurement date.

Annual Report | September 30, 2016	21

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

The  following  is  a  summary  of  the  inputs  used  to  value  the  Fund’s  investments  as  of   September 30, 2016:

Investments in Securities at Value	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Common Stocks
Communications	$1,833,747	$–	$–	$1,833,747
Consumer, Cyclical	1,084,364	–	–	1,084,364
Consumer, Non-cyclical	1,428,132	–	–	1,428,132
Diversified	87,745	–	–	87,745
Financial	2,411,684	–	–	2,411,684
Industrial	782,685	–	–	782,685
Technology	224,897	–	–	224,897
Utilities	2,043,732	–	–	2,043,732
Participation Notes
Consumer, Cyclical	–	23,372	–	23,372
Consumer, Non-cyclical	–	582,002	–	582,002
Financial	–	903,098	–	903,098
Contingent Convertible Capital
Financial	–	918,162	–	918,162
Government Bonds	–	2,938,467	–	2,938,467
TOTAL	$9,896,986	$5,365,101	$–	$15,262;087

		Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Forward Foreign Currency
Contracts	$–	$2,592	$–	$2,592
Liabilities
Forward Foreign Currency
Contracts	–	(37,334)	–	(37,334)
TOTAL	$–	$(34,742)	$–	$(34,742)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended  September 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities.  There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that  cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on  average net assets of each fund.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the  Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and  intends to distribute substantially all of its net taxable income and net capital gains, if any, each  year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not  subject to income taxes to the extent such distributions are made.

22	www.gkefund.com

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any  unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal,  state and local income tax returns as required.  The Fund’s tax returns are subject to examination  by the relevant tax authorities until expiration of the applicable statute of limitations, which is  generally three years after the filing of the tax return for federal purposes and four years for most  state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and  state income tax returns for all open tax years and has concluded that as of September 30, 2016,  no  provision  for  income  tax  is  required  in  the  Fund’s  financial  statements  related  to  these   tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for  on the date the investments are purchased or sold (trade date basis). Realized gains and losses  from investment transactions are reported on an idejntified cost basis. Interest income, which  includes accretion of discounts and amortization of premiums, is accrued and recorded as earned.  Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as  information is available to the Fund.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities  of foreign issuers involves special risks not typically associated with investing in securities of U.S.  issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign  currency,  less  complete  financial  information  about  companies  and  possible  future  adverse  political and economic developments.  Moreover, securities of many foreign issuers and their  markets  may  be  less  liquid  and  their  prices  more  volatile  than  those  of  securities  of   comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars.  Investment valuations and other assets and liabilities initially expressed in foreign currencies are  converted each business day into U.S. dollars based upon current exchange rates. The portion of  realized and unrealized gains or losses on investments due to fluctuations in foreign currency  exchange rates is not separately disclosed and is included in realized and unrealized gains or losses  on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to  facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars.  A foreign currency spot contract is an agreement between two parties to buy and sell currencies at  the current market rate, for settlement generally within two business days. The U.S. dollar value of  the contracts is determined using current currency exchange rates supplied by a pricing service.  The contract is marked-to-market daily for settlements beyond one day and any change in market  value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a  realized gain or loss equal to the difference between the value on the open and close date. Losses  may arise from changes in the value of the foreign currency, or if the counterparties do not  perform under the contract’s terms. The maximum potential loss from such contracts is the  aggregate face value in U.S. dollars at the time the contract was opened.

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital  gains, if any, on an annual basis.  Income dividend distributions are derived from dividends and interest and other income the Fund receives from its investments, including distributions of short  term capital gains. Long term capital gain distributions are derived from gains realized when the  Fund sells  a  security it  has  owned  for  more than  one  year.  The  Fund  may  make  additional  distributions and dividends at other times if its portfolio manager or managers believe doing so  may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net  realized gain/(loss) may differ for financial statement and tax purposes.

Annual Report | September 30, 2016	23

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

3. DERIVATIVE INSTRUMENTS

The Fund’s investment objective permits the Fund to enter into various types of derivatives  contracts, including, but not limited to, futures contracts, forward foreign currency contracts,  currency swaps and purchased and written options.  In doing so, the Fund will employ strategies in  differing combinations to permit it to increase, decrease, or change the level or types of exposure  to market factors. Central to those strategies are features inherent in derivatives that make them  more attractive for this purpose than equity or debt securities; they require little or no initial cash  investment, they can focus exposure on only certain selected risk factors, and they may not  require the ultimate receipt or delivery of the underlying security (or securities) to the contract.  This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to  make  direct  purchases  or  sales  of  securities  capable  of  affecting  a  similar  response  to   market factors.

Risk of Investing in Derivatives:  The  Fund’s  use  of derivatives  can  result in losses due  to  unanticipated changes in the market risk factors and the overall market. In instances where the  Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held  by the Fund, there are also risks that those derivatives may not perform as expected resulting in  losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure  and therefore can produce significant gains or losses in excess of their cost. This use of embedded  leverage allows the Fund to increase its market value exposure relative to its net assets and can  substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have  significant effects on the valuation of the derivative and the Fund. Typically, the associated risks  are  not  the  risks  that  the  Fund  is  attempting  to  increase  or  decrease  exposure  to,  per  its  investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able  to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk  that the counterparty will not fulfill its obligation to the Fund.  In addition, use of derivatives may  increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate  to increases or decreases in the general market. Associated risks can be different for  each  type  of  derivative  and  are  discussed  by  each  derivative  type  in  the  notes   that follow.

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GKE Asian Opportunities Fund	Notes to Financial Statements

 September 30, 2016

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Forward Foreign Currency Contracts: The Fund invests in foreign currency exchange contracts to reduce the risks of fluctuating exchange rates and to generate returns uncorrelated to the other strategies employed. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, the Fund “locks in” the exchange rate between  the currency it will deliver and the currency  it will receive for the duration of  the contract. As a result, the Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund’s investment or anticipated investment in securities denominated in foreign currencies. The Fund also may enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Fund may use one currency (or a basket of currencies) to hedge against adverse changes in the value of another currency (or a basket of currencies) when exchange rates between the two currencies are positively correlated. The unrealized appreciation/(depreciation) is reported in the Statement of Assets and Liabilities as receivable or payable and in the Statement of Operations within the change in unrealized appreciation/(depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain/(loss) in the Statement of Operations. As of September 30, 2016, the Fund held forward foreign currency contracts with net unrealized depreciation of $(34,742). During the fiscal year ended September 30, 2016 the average exposure was $(512,074).

Futures: The Fund may invest in futures contracts in accordance with its investment objectives. The Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve investment returns consistent with the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in the Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent the Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each day the Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by the Fund. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, the Fund  records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund did not hold any futures contracts as of September 30, 2016 or for the last six months of the fiscal year. The average number of contracts held during the fiscal year ended September 30, 2016 was not significant to the fund.

Annual Report | September 30, 2016	25

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Statement of Assets and Liabilities as of September 30, 2016:

			Liability
Derivatives Not	Asset Derivatives		Derivatives
Accounted for As	Statement of Assets		Statement of
Hedging	and Liabilities		Assets and
Instruments	Location	Fair Value	Liabilities Location	Fair Value
Foreign Exchange Contracts (Forward foreign currency contracts)	Unrealized gain on forward foreign currency contracts	$2,592	Unrealized loss on forward foreign currency contracts	$37,334
Total		$2,592		$37,334

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

The effect of derivative instruments on the Statement of Operations for the fiscal year ended September 30, 2016:

		Realized	Change in
		Gain/(Loss)	Unrealized
Derivatives Not		On	Gain/(Loss)
Accounted for As	Location of Gains/(Losses) On	Derivatives	on Derivatives
Hedging Instruments	Derivatives Recognized in Income	Recognized	Recognized
Foreign Exchange Contracts (Forward foreign currency contracts)	Net realized gain/(loss) on: Forward hedge contracts / Net Change in unrealized appreciation/(depreciation) on: Forward hedge contracts	$35,239	$(34,742)
Equity Contracts (Futures contracts)	Net realized gain/(loss) on: Futures contracts / Net Change in unrealized appreciation/(depreciation) on: Futures contracts	2,030	1,984
Total		$37,269	$(32,758)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange-traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of September 30, 2016:

Gross Amounts Not Offset in the
Statement of Financial Position
Gross
		Amounts	Net Amounts
	Gross	Offset in the	Presented in the	Financial
	Amounts of	Statement of	Statement of	Instruments	Cash
	Recognized	Assets and	Assets and	Available for	Collateral
Description	Assets	Liabilities	Liabilities	Offset(a)	Received(a)	Net Amount
Forward Foreign Currency Contracts	$2,592	$–	$2,592	$(2,592)	$–	$–

Annual Report | September 30, 2016	27

GKE Asian Opportunities Fund	Notes to Financial Statements

 September 30, 2016

Gross Amounts Not Offset in the
Statement of Financial Position
Gross
		Amounts	Net Amounts
	Gross	Offset in the	Presented in the	Financial
	Amounts of	Statement of	Statement of	Instruments	Cash
	Recognized	Assets and	Assets and	Available for	Collateral
Description	Liabilities	Liabilities	Liabilities	Offset(a)	Pledged(a)	Net Amount
Forward Foreign Currency Contracts	$37,334	$–	$37,334	$(2,592)	$–	$(34,742)

(a)	These amounts are limited to the derivatives asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4. TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund.

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2016:

Long-Term
Ordinary Income	Capital Gain
$181,080	$121,144

The tax character of distributions paid by the Fund for the fiscal year ended September 30, 2015:

Long-Term
Ordinary Income	Capital Gain
$256,420	$–

Reclassifications: As of September 30, 2016, permanent differences in book and tax accounting were reclassified. The following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
$1	$196,200	$(196,201)

These differences are primarily attributed to the different tax treatment of foreign currency.

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GKE Asian Opportunities Fund	Notes to Financial Statements

 September 30, 2016

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$1,148,690
Gross unrealized depreciation (excess of tax cost over value)	(334,628)
Net depreciation of foreign currency and derivatives	(36,566)
Net unrealized appreciation	$777,496
Cost of investments for income tax purposes	$14,448,025

Components of Distributable Earnings: At September 30, 2016, components of distributable earnings were as follows:

Undistributed ordinary income	$219,181
Accumulated capital losses	(841,305)
Net unrealized appreciation	777,496
Other cumulative effect of timing differences	34,742
Total	$190,114

Post-Enactment Capital Losses

Capital losses as of September 30, 2016 deferred to the next tax year were as follows:

Short-Term
$119,986

The Fund elects to defer to the period ending September 30, 2017, capital losses recognized during the period October 1, 2015 to September 30, 2016 in the amount of $721,319.

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2016 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$32,254,577	$33,415,103

6. BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Annual Report | September 30, 2016	29

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

Shares redeemed within 45 calendar days of purchase may incur a 2% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2016, the redemption fees charged by the Fund are presented in the Statements of Changes in Net Assets.
	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Shares Sold	83,449	597,394
Shares issued in reinvestment of distributions to shareholders	19,031	15,503
Shares Redeemed	(190,314)	(113,691)
Net increase/(decrease) from share transactions	(87,834)	499,206

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. Approximately 91% of the shares outstanding are held within two omnibus accounts. Share transaction activities of these shareholders could have a material impact on the Fund.

7. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Evergreen Capital Management, LLC (“Evergreen Capital” or the “Adviser”), subject  to  the authority  of  the  Board, is  responsible  for  the  overall  management  and administration of the Fund’s business affairs. The Adviser has delegated daily management of the Fund to GaveKal Capital Limited (the “Sub-Adviser”), who is paid by the Adviser and not the Fund. The Sub-Adviser manages the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Board.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.50% based on the Fund’s average daily net assets, computed daily and payable monthly. Pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) with the Sub-Adviser, the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.825% based on the Fund’s average daily net assets, computed daily and payable monthly. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and the Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and/or the Sub-Advisory Agreement for additional one-year terms.  The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub- Advisory Agreement upon 60 days’ notice.

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to waive and/or reimburse fees or expenses in order to limit the Total Annual Fund Operating  Expenses,  excluding brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.81% of the Fund’s average daily net assets for the Institutional Class shares. The Fee Waiver Agreement is in effect through January  31, 2017 and may not be terminated or modified prior to this date except with the approval of the Fund’s Board. The Adviser will be permitted to recover expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year(s) in  which the fees  and expenses were deferred. Fees waived or reimbursed for the fiscal year ended September 30, 2016 are disclosed in the Statement of Operations.

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GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

As of September 30, 2016, the balance of recoupable expenses was $839,229, of which $306,479 expires in 2017, $280,800 expires in 2018 and $251,950 expires in 2019.

Administrator:  ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2016 are disclosed in the Statement of Operations. ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement  with  the Trust. Under this agreement,  ALPS is paid  an annual fee  for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of- pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The Distributor is not obligated to sell any particular amount of shares and is not entitled to any   compensation  for   its   services   as   the   Fund’s   principal   underwriter   pursuant   to  the Distribution Agreement.

8. TRUSTEES

As of September 30, 2016, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket  expenses relating  to  attendance  at  meetings and  for meeting-related  expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

Annual Report | September 30, 2016	31

GKE Asian Opportunities Fund	Notes to Financial Statements

September 30, 2016

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective October 1, 2016, the Independent Trustees will receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses.

Effective November 14, 2016, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

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GKE Asian Opportunities Fund	Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
ALPS Series Trust:

We have audited the accompanying statement of assets and liabilities of GKE Asian Opportunities Fund (a separate series of ALPS Series Trust), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying financial highlights of GKE Asian Opportunities Fund for the period from August 5, 2013 to September 30, 2013, were audited by other auditors whose report thereon dated November 22, 2013, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GKE Asian Opportunities Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years  in  the  three-year  period  then  ended,  in  conformity  with  U.S. generally  accepted accounting principles.

KPMG LLP
Denver, Colorado
December 2, 2016

Annual Report | September 30, 2016	33

GKE Asian Opportunities Fund	Additional Information

September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll free)  at 1-855-331-6240 or (ii)  on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll free) at 1-855-331-6240 or (ii) on the SEC's website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

3. TAX INFORMATION

The Fund designates the following for federal income tax purposes for the year ended September 30, 2016:

	Foreign Taxes Paid	Foreign Source Income
GKE Asian Opportunities Fund	$18,608	$217,890

Of the distributions paid by the Fund from ordinary income for the calendar year ended December 31, 2015, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income:

	Dividend Received Deduction	Qualified Dividend Income
GKE Asian Opportunities Fund	–	11.50%

In early 2016, if applicable, shareholders of record received this information for the distributions paid to them by the Fund during the calendar year 2015 via Form 1099. The Fund will notify shareholders in early 2017 of amounts paid to them by the Fund, if any, during the calendar year 2016.

4. DISCLOSURE REGARDING RENEWAL AND APROVAL OF FUND ADVISORY AGREEMENTS

On May 27, 2016, the Trustees met in person to discuss, among other things, the renewal and approval of the Investment Advisory Agreement between the Trust and the Adviser (the “Advisory Agreement”), and the Investment Sub-Advisory Agreement between the Adviser and the Sub- Adviser (the “Sub-Advisory Agreement”) in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Advisory Agreement, the Sub-Advisory Agreement and other related materials.

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GKE Asian Opportunities Fund	Additional Information

September 30, 2016 (Unaudited)

In renewing and approving the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Sub-Adviser, the Trustees, including the Independent Trustees, considered the following factors with respect to the Fund:

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid (i) by the Trust, on behalf of the Fund, to the Adviser of 1.50% of the Fund’s daily average net assets, and (ii) the contractual annual sub-advisory fee to be paid by the Adviser to the Sub-Adviser of 0.825% of the Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by the Adviser and the Sub-Adviser to the Fund.

The Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses (net of waivers) with those of funds in both the relevant peer group and universe of funds. The Trustees also considered the information they received from the Adviser and the Sub-Adviser comparing the Fund’s contractual annual advisory fee and overall expenses with an alternative, larger peer group used by the Adviser and the Sub-Adviser as an additional  tool to  benchmark and monitor  the Fund.   Based on the consideration of  various factors, the Trustees determined that the contractual annual advisory fee of 1.50% and the total expense ratio of 1.81% for the Fund, taking into account the contractual fee waiver in place, although higher than the advisory fees charged by the funds in the peer group data reviewed by the Trustees and some of the funds in the peer group provided by the Adviser and the Sub-Adviser, is fair to the Fund’s shareholders when considered in the context of the varied and particular services provided to the Fund in executing its investment strategy relative to certain of the funds in the peer group analyses provided to the Trustees. The Trustees also determined that the fee allocation among the Adviser and Sub-adviser was reasonable and appropriate based on their respective duties.

Nature, Extent and Quality of the Services under the Advisory Agreement and Sub-Advisory Agreement:  The Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Advisory Agreement and the Sub-Advisory Agreement. The Trustees reviewed certain background materials supplied by the Adviser and the Sub-Adviser in their presentations, including their Forms ADV.

The Trustees reviewed and considered the Adviser’s and the Sub-Adviser’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by each. The Trustees also reviewed the research and decision- making processes utilized by the Adviser and the Sub-Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund. They discussed the adviser’s duties, including compliance oversight, portfolio and performance reviews and ongoing due diligence.

The Trustees considered the background and experience of the Adviser’s and the Sub-Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments. The Trustees also reviewed, among other things, the Adviser’s and the Sub-Adviser’s Codes of Ethics.

Annual Report | September 30, 2016	35

GKE Asian Opportunities Fund	Additional Information

September 30, 2016 (Unaudited)

Performance: The Trustees reviewed performance information for the Institutional Class of the Fund for the one-year and year-to-date periods ended March 31, 2016.   That review included a comparison of the Fund’s performance to the performance of a peer group and universe of comparable funds selected by the independent provider of investment company data (the “Independent Data Provider”) and of a peer group selected by the Adviser and the Sub-Adviser (the “Adviser Peer Group”).  The Trustees noted the performance of the Fund was below the group and universe medians provided by the Independent Data Provider for the 3-month period ended March 31,  2016,  was  higher than the Independent Data Provider’s peer group and universe medians for the 1-year period ended March 31, 2016 and was higher than the Adviser Peer Group median for the one-year and 3-month periods ended March 31, 2016.   The Trustees also considered the Adviser’s and the Sub-Adviser’s reputation generally and their investment techniques, risk management controls and decision-making processes.

Accounts Using Comparable Strategies: The Trustees reviewed the information provided by the Sub-Adviser regarding another fund managed by the sub-adviser that employs a similar investment strategy to the Fund and charges the same management fee of 1.50% as charged to the Fund.

The Adviser’s Profitability: The Trustees received and considered a profitability analysis prepared by each of the Adviser and the Sub-Adviser based on the fees payable under the Advisory Agreement and the Sub-Advisory Agreement, respectively. The Trustees considered the profits, if any, that have been realized or are anticipated to be realized by the Adviser and the Sub-Adviser in connection  with  the operation  of  the Fund.   The Trustees then reviewed and  discussed  the Adviser’s and the Sub-Adviser’s financial statements in order to analyze the financial condition, stability and profitability of each adviser.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the advisory agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser and the Sub-Adviser from their relationship with the Fund, including soft dollar arrangements.

During the review process, the Trustees noted certain instances where clarification or follow-up was appropriate and others where the Trustees determined that further clarification or follow-up was not necessary. In those instances where clarification or follow-up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement  with  the  Adviser  and  the  Sub-Advisory  Agreement  with  the  Adviser  and the Sub=Adviser.

The Board summarized its deliberations with respect to the proposed renewal of the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Adviser and the Sub- Adviser.  In selecting the Adviser and the Sub-Adviser as the Fund’s investment adviser and investment sub-adviser, respectively, and the fees charged under the Advisory Agreement and the Sub-Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Advisory Agreement with the Adviser and the Sub-Advisory Agreement with the Adviser and the Sub-Adviser. Further, the Board noted that the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

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GKE Asian Opportunities Fund	Additional Information

September 30, 2016 (Unaudited)

●
the contractual annual advisory fees of 1.50% of the Fund’s daily average net assets to be paid to the Adviser under the Advisory Agreement and the total expense ratio of 1.81% for the Fund, taking into account the contractual fee waiver in place, although higher than the advisory fees charged by the funds in the Independent Data Provider’s group and universe and by some of the funds in the Adviser Peer Group provided to the Trustees by the Adviser and the Sub-Adviser, continue to be fair to the Fund’s shareholders when considered in the context of the varied and particular services provided to the Fund in executing its investment strategy relative to certain funds in such peer group analyses;

●	the nature, extent and quality of services rendered by the Adviser under the Advisory Agreement and by the Sub-Adviser under the Sub-Advisory Agreement were adequate;

●
the performance history of the Fund was short in that the Fund did not have a three- year track record but the performance of the Fund was higher than the Independent Data Provider’s group and universe medians and the Adviser Peer Group median for the one-year period ended March 31, 2016;

●
the fee structure applicable to the Sub-Adviser’s fund that employs a similar strategy to the Fund was the same as the advisory fee charged to the Fund and was not indicative of any unreasonableness with respect to the advisory fee payable by the Fund;

●	the terms and provisions of the fee waiver letter agreement between the Trust, on behalf of the Fund, and the Adviser, were reasonable;

●
the estimated profitability, if any, of each of the Adviser and the Sub-Adviser in connection with the management of the Fund was not unreasonable, noting that the Adviser had not realized a profit in 2015 but did expect to realize some profit in 2016 and 2017 and the Sub-Adviser had not realized a profit in 2015 and did not expect to realize a profit in 2016 or 2017;

●	there were no material economies of scale or other incidental benefits accruing to the Adviser or the Sub-Adviser in connection with their relationship with the Fund.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that the Adviser’s and the Sub- Adviser’s compensation for investment advisory services is consistent with the best interests of the Fund and its shareholders.

Annual Report | September 30, 2016	37

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee	Mr. Armstrong was appointed to the Board on May 27, 2016.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	6	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Evergreen Capital Management, LLC and GaveKal Capital Limited provide investment advisory services, currently none.

38	www.gkefund.com

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	6	None.
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing  Director of Integris Partners, a  middle-market investment banking firm  serving closely-held companies, financial  sponsors and public companies  (February 2008 to present). Prior to  this, Mr. Seese was a Managing Director  of Headwaters MB, a middle-market  investing banking firm (December 2003  to February 2008). Prior to that, Mr.  Seese worked in Credit Suisse First  Boston’s Mergers and Acquisitions  Group and served as Head of  Corporation Development, Katy  Industries, a publicly traded industrial  and consumer products company and at  Deloitte & Touche LLP, where he began  his career in 1994.
				6	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Evergreen Capital Management, LLC and GaveKal Capital Limited provide investment advisory services, currently none.

Annual Report | September 30, 2016	39

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O. May Birth year: 1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	6	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which Evergreen Capital Management, LLC and GaveKal Capital Limited provide investment advisory services, currently none.

40	www.gkefund.com

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2016 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President - Director of  Fund Administration of ALPS. Because of her  position with ALPS, Ms. Storms is deemed an  affiliate of the Trust as defined under the 1940  Act. Ms. Storms is also Treasurer of Financial  Investor Trust, Liberty All-Star Equity Fund and  Liberty All-Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.
Mr. Noyes joined ALPS in 2015 and is Senior Vice   President and Director of Legal Administration of  ALPS. Prior to joining ALPS, Mr. Noyes served as  Assistant Vice President and Senior Counsel of  Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under  the 1940 Act. Mr. Noyes is also Secretary of  Westcore Trust and Assistant Secretary of Griffin Institutional Access Real Estate Fund.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently  Assistant Vice President and Paralegal Manager.  Prior to joining ALPS, Ms. Craig was Legal Manager  at Janus Capital Management LLC and served  as  Assistant Secretary of Janus Investment Fund,  Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is  deemed an affiliate of the Trust as defined under  the 1940 Act. Ms. Craig is also Assistant Secretary  of Clough Funds Trust, Clough Global  Opportunities Fund, Clough Global Allocation  Fund, Clough Global Equity Fund and Financial  Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice  President and Fund Controller of ALPS. Prior to  joining ALPS, Mr. Gattis was an Auditor at Spicer  Jeffries LLP (2009 through 2011) and an Auditor at   PricewaterhouseCoopers LLP (2004-2009).  Because of his position with ALPS, Mr. Gattis is  deemed an affiliate of the Trust as defined under  the 1940 Act. Mr. Gattis is also Assistant Treasurer  of Clough Funds Trust, Clough Global Opportunities  Fund, Clough Global Allocation Fund, Clough Global  Equity, Griffin Institutional Access Real Estate Fund  Stadion Funds and Centaur Mutual Funds Trust.

Annual Report | September 30, 2016	41

GKE Asian Opportunities Fund	Trustees & Officers

September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Melanie Zimdars Birth year: 1976	Chief Compliance Officer (“CCO”)	Ms. Zimdars was elected CCO of the Trust on December 17, 2015.
Ms. Zimdars currently serves as a Deputy Chief  Compliance Officer with ALPS. Prior to joining  ALPS in September 2009, Ms. Zimdars served as  Principal Financial Officer, Treasurer and Secretary  for the Wasatch Funds from February 2007 to  December 2008. Because of her position with  ALPS, Ms. Zimdars is deemed an affiliate of the  Trust as defined under the 1940 Act. Ms. Zimdars  is also the CCO of Broadview Funds Trust, Caldwell  & Orkin Funds, Clough Funds Trust, Clough Global  Funds, Elkhorn ETF Trust and OWLshares Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

42	www.gkefund.com

Page Intentionally Left Blank

EVERGREEN GAVEKAL

Must be accompanied or preceded by a prospectus.

Insignia Macro Fund

ANNUAL REPORT

SEPTEMBER 30, 2016

Class A (IGMFX)
Class I (IGMLX)

Insignia
macro fund

Shareholder Letter	1
Portfolio Update	5
Disclosure of Fund Expenses	7
Consolidated Portfolio of Investments	8
Consolidated Statement of Assets and Liabilities	25
Consolidated Statement of Operations	26
Consolidated Statements of Changes in Net Assets	27
Consolidated Financial Highlights	28
Notes to Consolidated Financial Statements	32
Report of Independent Registered Public Accounting Firm	46
Additional Information	47
Trustees and Officers	48

Insignia Macro Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Investment Objective
The Insignia Macro Fund (the “Fund”) is an actively managed, open-end mutual fund that seeks long-term risk-adjusted total returns. The Fund is a combination of distinct global macro/managed futures investment strategies that are globally focused on commodities, currencies, equities and fixed income. Historically, global macro/managed futures have had low correlation to equities and fixed income. Adding uncorrelated investments can potentially increase portfolio diversification in a traditional mix of equity and fixed income investments and can potentially reduce risk and improve returns.

Market Summary
For the fiscal year-ended September 30, 2016, global capital markets were relatively volatile as continued global central bank policy divergence and tepid economic growth spurred investor caution. Global risk assets continued to rebound as markets normalized after a bout of severe volatility in Q1 2016 (due largely to global growth concerns, redemptions and deleveraging from hedge funds and extreme negative sentiment). As liquidity pressures were calming and asset values adapting to a more benign environment, the outcome of the “Brexit” referendum in late June 2016 caused a volatility disruption, leading to price divergences across most asset classes. Overall, global risk assets delivered positive returns during the fiscal year, but securities connected to Europe lagged significantly in the wake of growth/political uncertainties related to the UK’s surprise vote to exit the European Union (“EU”). Gains for U.S. equities and high-yield bonds held firm as investors signaled U.S. revenue streams would remain fairly immune to potential changes in Europe. Specifically, the Brexit outcome caused the U.S. Federal Reserve (“the Fed”) to hit the reset button concerning plans for rate hikes later in 2016. Along with the European Central Bank and the Bank of Japan, rhetoric from the Fed suggested a continuation of supportive policies in the face of a likely European slow-down. We anticipate that the acute focus on global central bank policy will continue to create relative opportunities and risks as market participants react to policy-maker comments and actions.

Emerging markets equities rebounded over the fiscal year as the Chinese economy and equity market stabilized and Emerging Markets’ economic growth rebounded globally.  Also, commodities began  to  rally  over  the  fiscal  year,  particularly  across  the  energy  and  metals  complexes.  In currencies, the U.S. Dollar remained strong against developed and emerging pairs in a continued “flight to quality.”

Fund Overview
The Insignia Macro Fund allocates to managers across a broad spectrum of global macro/managed futures  strategies.  These  managers  include  traders  who  employ  a  quantitative  approach, discretionary  macro  managers whose  top-down  global  economic  analysis drives  their  trading themes and momentum-based trend followers. The Fund’s primary underlying exposures are in very liquid markets including commodities, currencies, equities and fixed income. The Fund’s objective is  to  profit  from  directional opportunities seeking returns that are uncorrelated  to traditional long-only and other hedged strategies. As such, the Fund is designed to complement investors’ existing investment portfolios. The Fund will typically average between 5-15 managers with a maximum allocation to any one manager of 20%.

The Fund provides global macro/managed futures exposure through investments in Commodity Trading Advisors (CTAs). We generally invest in three sub-strategies of managers: quantitative, discretionary macro and trend followers. As of September 30, 2016, the quantitative, factor-based managers made up 65.68% of the Fund, effectively increasing this sub-strategy allocation by 14% over the fiscal year due to manager shifts. These managers take positions that are not solely based on price. They may look at economic data and other factors in determining which markets and direction in which they trade. As of September 30, 2016, the discretionary macro managers made up 28.99% of the Fund. These managers take positions based on their views of global economic activity. Finally, as of September 30, 2016, the trend following managers made up 5.34% of the Fund. These managers tend to be price-based and take positions as their trading models identify trends over various time periods.

Annual Report | September 30, 2016	1

Insignia Macro Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Global Macro/Managed Futures Strategy Exposure

The global macro/managed futures managers selected by Meritage Capital, LLC (the “Adviser”) to gain exposure to the global macro/managed futures managers, sub strategies and programs are subject to change at any time, and any such change may alter the Fund’s access and percentage exposures to each such manager, sub-strategy and program. Although the Fund intends to pursue its global macro/managed futures strategy by investing up to 25% of its total assets in a wholly-owned subsidiary, the Fund may also make global macro/managed futures investments directly, outside of such subsidiary.

Performance Review
For the fiscal year-ended September 30, 2016, the Insignia Macro Fund (I Shares) return was  -3.06%. During the period, we terminated two managers and hired four managers. These portfolio changes  effectively  increased  the  Fund’s  allocation  to  quantitative  managers  and  further diversified the Fund’s allocations across ten managers.

2	www.insigniafunds.com

Insignia Macro Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Across the Fund, six of the ten current managers reported positive performance for the fiscal period. In terms of attribution, the largest detractor to the Fund’s performance was H2O Force 10, declining -10.34% for the fiscal year. Other detractors from the Fund’s performance also included Willowbridge Wpraxis Futures down -8.98%, Willowbridge Limelight declining -11.53% (for the partial fiscal year) and Millburn Commodity down -3.41% (for the partial fiscal year). The largest positive contributor to the Fund’s performance was FORT Global Contrarian, returning +3.81%. Also noteworthy, Chesapeake Diversified gained +5.38% (for the partial fiscal year), The Cambridge Strategy - Emerging Markets Currency Alpha Strategy returned +1.97%, QIM Global was up +4.83% (for the partial fiscal year), QMS Diversified Global Macro Strategy gained +0.44% and Abraham Diversified Program gained +0.43%.

Losses for the period were suffered in the equity markets, primarily from positions in the U.S. and European  markets.  Additionally,  global  rates  and  precious  metals  positions  detracted  from performance. Global currencies and fixed income positions (both long and short) were additive to performance, while energy positions were only slightly additive to the Fund’s performance over the fiscal year. Despite the challenging market conditions, the Fund controlled navigated volatility well with an annualized standard deviation of 3.40%, which was roughly 1/4 the volatility seen in global equities for the fiscal year.

Market Outlook
As  of  September  30,  2016,  the  Fund’s  composition  remains  diversified  primarily  across  a complementary roster of quantitative, discretionary macro and trend following managers. The Fund  has  maintained  minimal  directionality,  either  long  or  short,  to  global  equity  markets. Accordingly, with choppy market volatility and diverging global banking policy, the Fund struggled to  deliver  positive  performance  with  primary  detractors  from  select  long  positions  in  equity futures and precious metals. Looking ahead, we anticipate balancing allocations between the Fund’s three sub-strategies based on changing market conditions.

Global macro/managed futures strategies play a valuable diversification role in strategic asset allocations over the long-term. As volatility continues to plague global markets, we believe now is an opportune time to initiate and increase allocations to these strategies. We believe the Insignia Macro Fund is well-positioned as we look forward to the opportunities that lie ahead across the investment landscape.

We remain focused on our mission of compounding wealth through delivering superior, risk-adjusted  returns.  Thank  you  for  your  continuing  support  and  for  investing  in  the  Insignia  Macro Fund.

Sincerely,

Joe Wade
Chief Investment Officer
Portfolio Manager

Annual Report | September 30, 2016	3

Insignia Macro Fund	Shareholder Letter

September 30, 2016 (Unaudited)

Deleveraging is when a company or individual attempts to decrease its total financial leverage. The most direct way for an entity to deleverage is to immediately pay off any existing debt on its balance sheet. If unable to do this, the company or individual may be in a position that increases its risk of default.

Volatility is a statistical measure of the dispersion of returns for a given security or market index. Volatility can either be measured by using the standard deviation or variance between returns from that same security or market index. Commonly, the higher the volatility, the riskier the security.

Diversification does not eliminate the risk of experiencing investment losses.

The views and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the Fund’s adviser only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither the Fund nor the Adviser accepts any liability for losses either direct or consequential caused by the use of this information.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Past performance does not guarantee future results.

ALPS Distributors, Inc. is not affiliated with Meritage Capital, LLC or Sage Advisory Services, Ltd.

4	www.insigniafunds.com

Insignia Macro Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance (as of September 30, 2016)
	3 Month	6 Month	1 Year	Since Inception*
Insignia Macro Fund - A NAV	-0.60%	-1.59%	-3.12%	1.91%
Insignia Macro Fund - A MOP	-6.07%	-7.04%	-8.45%	-0.16%
Insignia Macro Fund - I	-0.60%	-1.59%	-3.06%	1.95%
HFRI Macro (Total) Index(a)	-0.92%	0.26%	1.67%	2.19%
S&P 500® Total Return Index(b)	3.85%	6.40%	15.43%	8.24%

The performance data quoted above represents past performance. Past performance is not a guarantee of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance current to the most recent month-end is available by calling (855) 674-4642 or by visiting www.insigniafunds.com.

*	Fund's inception date is December 31, 2013.
(a)
The HFRI Macro (Total) Index is an equally weighted performance index. It uses the HFR database and consists only of macro funds with a minimum of US$50 million AUM or a 12-month track record and that report assets in USD. It is calculated and rebalanced monthly, and shown net of all fees and expenses. It is an index comprising of investment managers which trade a broad range of strategies in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. Managers employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods. Both index returns and index methodology are provided by Hedge Fund Research Inc. Index returns are updated periodically and are subject to change. Returns were accurate as of the publication date of this presentation.

(b)	S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

Returns of less than 1 year are cumulative.

Indices are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly in an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund's accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (Load); however, a Contingent Deferred Sales Charge ("CDSC") of 1.00% may apply to Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The total annual operating expenses and total annual operating expenses after fee waivers and/or reimbursement you may pay as an investor in the Fund’s Class A and Class I shares (as reported in the January 28, 2016 Prospectus) are 2.46% and 2.02% and 2.25% and 1.77%, respectively. The Fund’s investment adviser has contractually agreed to limit expenses through January 31, 2017.

Annual Report | September 30, 2016	5

Insignia Macro Fund	Portfolio Update

September 30, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of September 30, 2016)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Asset Allocation (as a % of Net Assets)*

Corporate Bonds	42.25%
Asset-Backed Securities	15.24%
Mortgage-Backed Securities	7.35%
U.S. Treasury Notes & Bonds	6.00%
Municipal Bonds	3.75%
Cash, Cash Equivalents, and Other Net Assets	25.41%
Total	100.00%

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only.

6	www.insigniafunds.com

Insignia Macro Fund	Disclosure of Fund Expenses

September 30, 2016 (Unaudited)

Examples. As a shareholder of the Insignia Macro Fund (the “Fund”), you incur two types of costs: (1) transaction costs, including applicable redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on April 1, 2016 and held through September 30, 2016.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period April 1, 2016 – September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Fund costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expense Ratio(a)(b)	Expenses Paid During Period April 1, 2016 - September 30, 2016(c)
Class A
Actual	$1,000.00	$984.10	2.00%	$9.92
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	2.00%	$10.08
Class I
Actual	$1,000.00	$984.10	1.75%	$8.68
Hypothetical (5% return before expenses)	$1,000.00	$1,016.25	1.75%	$8.82

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Includes expenses of the Insignia Macro Cayman Fund (wholly-owned subsidiary), exclusive of the subsidiary’s management fee.
(c)
Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183), divided by 365.

Annual Report | September 30, 2016	7

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
ASSET-BACKED SECURITIES (15.24%)
Automobile (3.85%)
Ally Auto Receivables Trust
Series 2014-1, 0.970% 10/15/2018	$265,417	$265,483
CarMax Auto Owner Trust
Series 2013-4, 0.800% 07/16/2018	118,956	118,917
Series 2015-2, 0.820% 06/15/2018	156,848	156,825
Fifth Third Auto Trust
Series 2014-2, 0.890% 11/15/2018	232,640	232,628
Ford Credit Auto Owner Trust
Series 2015-A, 0.774% 01/15/2018(a)	21,377	21,378
Honda Auto Receivables Trust
Series 2014-2, 0.770% 03/19/2018	183,258	183,161
Series 2014-B, 0.900% 12/17/2018	214,838	214,542
Series 2015-3, 0.920% 11/20/2017	218,224	218,202
Nissan Auto Receivables Owner Trust
Series 2013-C, 0.670% 08/15/2018	194,073	193,596
Toyota Auto Receivables Owner Trust
Series 2016-A, 1.030% 07/16/2018	650,000	650,315
Total Automobile		2,255,047

Credit Card (11.14%)
American Express Credit Account Master Trust
Series 2014-1, 0.894% 12/15/2021(a)	750,000	753,360
Series 2013-3, 0.980% 05/15/2019	125,000	125,007
Bank of America Credit Card Trust
Series 2014-A2, 0.794% 09/16/2019(a)	425,000	425,378
Series 2014-A1, 0.904% 06/15/2021(a)	440,000	441,793
Cabela's Credit Card Master Note Trust
Series 2014-1, 0.874% 03/16/2020(a)	435,000	435,044
Capital One Multi-Asset Execution Trust
Series 2007-A1, 0.574% 11/15/2019(a)	440,000	440,013
Series 2014-A1, 0.880% 11/15/2019(a)	882,000	882,430
Chase Issuance Trust
Series 2013-A3, 0.804% 04/15/2020(a)	728,000	729,152
Series 2013-A8, 1.010% 10/15/2018	250,000	250,024
Citibank Credit Card Issuance Trust
Series 2013-A2, 0.805% 05/26/2020(a)	200,000	200,390
Series 2014-A4, 1.230% 04/24/2019	650,000	651,109
Discover Card Execution Note Trust
Series 2011-A4, 0.874% 05/15/2019(a)	270,000	270,085
Series 2013-A5, 1.040% 04/15/2019	660,000	660,005

See Notes to Consolidated Financial Statements.

8	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Credit Card (continued)
First National Master Note Trust
Series 2013-2, 1.054% 10/15/2019(a)	$250,000	$250,045
Total Credit Card		6,513,835

Other (0.25%)
John Deere Owner Trust
Series 2015-A, 0.870% 02/15/2018	146,072	146,029

TOTAL ASSET-BACKED SECURITIES
(Cost $8,907,800)		8,914,911

CORPORATE BONDS (42.25%)
Basic Materials (1.55%)
BHP Billiton Finance USA Ltd., Sr. Unsec. Notes
1.875% 11/21/2016	570,000	570,515
The Sherwin-Williams Co., Sr. Unsec. Notes
1.350% 12/15/2017	336,000	336,309
Total Basic Materials		906,824

Communications (4.65%)
Amazon.com, Inc., Sr. Unsec. Notes
1.200% 11/29/2017	450,000	450,518
AT&T, Inc., Sr. Unsec. Notes
1.768% 06/30/2020(a)	455,000	459,182
DIRECTV Holdings LLC / DIRECTV Financing Co., Inc., Sr.
Unsec. Notes
2.400% 03/15/2017	475,000	478,055
eBay, Inc., Sr. Unsec. Notes
1.350% 07/15/2017	490,000	490,673
Verizon Communications, Inc., Sr. Unsec. Notes
1.100% 11/01/2017	440,000	439,416
Vodafone Group PLC, Sr. Unsec. Notes
1.625% 03/20/2017	400,000	400,602
Total Communications		2,718,446

Consumer, Cyclical (5.03%)
American Honda Finance Corp., Sr. Unsec. Notes
1.125% 10/07/2016	485,000	485,003
CVS Caremark Corp., Sr. Unsec. Notes
1.200% 12/05/2016	520,000	520,229
Ford Motor Credit Co. LLC, Sr. Unsec. Notes
1.500% 01/17/2017	445,000	445,861

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	9

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Consumer, Cyclical (continued)
Macy's Retail Holdings, Inc., Sr. Unsec. Notes
5.900% 12/01/2016	$445,000	$448,382
Toyota Motor Credit Corp., Sr. Unsec. Notes
2.050% 01/12/2017	275,000	275,603
Walgreens Boots Alliance, Inc., Sr. Unsec. Notes
1.750% 11/17/2017	435,000	437,208
Whirlpool Corp., Sr. Unsec. Notes
1.350% 03/01/2017	330,000	330,228
Total Consumer, Cyclical		2,942,514

Consumer, Non-cyclical (7.54%)
AbbVie, Inc., Sr. Unsec. Notes
1.750% 11/06/2017	480,000	481,501
Actavis, Inc., Sr. Unsec. Notes
1.875% 10/01/2017	440,000	441,617
AmerisourceBergen Corp., Sr. Unsec. Notes
1.150% 05/15/2017	225,000	224,889
Amgen, Inc., Sr. Unsec. Notes
2.500% 11/15/2016	445,000	445,662
Anheuser-Busch InBev Finance, Inc., Sr. Unsec. Notes
0.924% 01/27/2017(a)	330,000	330,116
Anheuser-Busch InBev Worldwide, Inc., Sr. Unsec. Notes
1.375% 07/15/2017	170,000	170,261
Bunge Ltd. Finance Corp., Sr. Unsec. Notes
3.200% 06/15/2017	430,000	435,624
Cardinal Health, Inc., Sr. Unsec. Notes
1.900% 06/15/2017	400,000	402,059
The Kroger Co., Sr. Unsec. Notes
1.209% 10/17/2016(a)	250,000	250,046
2.200% 01/15/2017	70,000	70,215
6.400% 08/15/2017	355,000	371,236
Molson Coors Brewing Co., Sr. Unsec. Notes
2.000% 05/01/2017	435,000	436,931
Pfizer, Inc., Sr. Unsec. Notes
1.100% 05/15/2017	100,000	100,082
Philip Morris International, Inc., Sr. Unsec. Notes
1.625% 03/20/2017	250,000	250,932
Total Consumer, Non-cyclical		4,411,171

Energy (5.50%)
Boardwalk Pipelines LP, Sr. Unsec. Notes
5.500% 02/01/2017	170,000	171,629
ConocoPhillips Co., Sr. Unsec. Notes
1.050% 12/15/2017	445,000	442,050

See Notes to Consolidated Financial Statements.

10	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Energy (continued)
Kinder Morgan Energy Partners LP, Sr. Unsec. Notes
6.000% 02/01/2017	$325,000	$329,723
ONEOK Partners LP, Sr. Unsec. Notes
6.150% 10/01/2016	445,000	445,000
Phillips 66, Sr. Unsec. Notes
2.950% 05/01/2017	470,000	474,292
Shell International Finance BV, Sr. Unesc. Notes
1.125% 08/21/2017	530,000	530,224
Total Capital International SA, Sr. Unsec. Notes
1.550% 06/28/2017	500,000	501,473
Valero Energy Corp., Sr. Unsec. Notes
6.125% 06/15/2017	311,000	322,068
Total Energy		3,216,459

Financial (12.15%)
Aflac, Inc., Sr. Unsec. Notes
2.650% 02/15/2017	250,000	251,373
American Express Co., Sr. Unsec. Notes
6.150% 08/28/2017	250,000	260,574
American Express Credit Corp., Sr. Unsec. Notes
Series MTN, 2.375% 03/24/2017	266,000	267,618
Bank of America Corp., Sr. Unsec. Notes
5.625% 10/14/2016	290,000	290,330
6.000% 09/01/2017	40,000	41,602
Bank of America Corp., Subordinated Notes
5.700% 05/02/2017	100,000	102,358
BB&T Corp., Sr. Unsec. Notes
2.150% 03/22/2017	550,000	552,155
BNP Paribas SA, Sr. Unsec. Notes
2.375% 09/14/2017	425,000	428,349
Capital One Financial Corp., Sr. Unsec. Notes
6.750% 09/15/2017	350,000	366,701
Citigroup, Inc., Sr. Unsec. Notes
4.450% 01/10/2017	500,000	504,221
The Goldman Sachs Group, Inc., Sr. Unsec. Notes
5.750% 10/01/2016	485,000	485,000
HCP, Inc., Sr. Unsec. Notes
5.625% 05/01/2017	350,000	358,263
JPMorgan Chase & Co., Sr. Unsec. Notes
2.000% 08/15/2017	215,000	216,221
2.322% 03/01/2021(a)	455,000	466,568
Morgan Stanley, Sr. Unsec. Notes
6.250% 08/28/2017	310,000	322,949

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	11

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Financial (continued)
Nasdaq, Inc., Sr. Unsec. Notes
5.250% 01/16/2018	$210,000	$219,934
Royal Bank of Canada, Sr. Unsec. Notes
Series GMTN, 1.200% 01/23/2017	220,000	219,993
Simon Property Group LP, Sr. Unsec. Notes
2.150% 09/15/2017	155,000	156,048
Synchrony Financial, Sr. Unsec. Notes
1.875% 08/15/2017	370,000	370,809
US Bancorp, Sr. Unsec. Notes
Series MTN, 2.200% 11/15/2016	600,000	600,216
Wachovia Corp., Sr. Unsec. Notes
5.750% 06/15/2017	400,000	411,830
Wells Fargo & Co., Sr. Unsec. Notes
2.625% 12/15/2016	215,000	215,690
Total Financial		7,108,802

Industrial (2.58%)
Caterpillar Financial Services Corp., Sr. Unsec. Notes
1.000% 03/03/2017	415,000	415,050
John Deere Capital Corp., Sr. Unsec. Notes
Series FIX, 1.050% 10/11/2016	500,000	500,016
Norfolk Southern Corp., Sr. Unsec. Notes
7.700% 05/15/2017	155,000	161,247
Ryder System, Inc., Sr. Unsec. Notes
Series MTN, 2.500% 03/01/2017	430,000	431,736
Total Industrial		1,508,049

Technology (1.52%)
Intel Corp., Sr. Unsec. Notes
1.350% 12/15/2017	475,000	476,561
Oracle Corp., Sr. Unsec. Notes
1.200% 10/15/2017	415,000	415,130
Total Technology		891,691

Utilities (1.73%)
American Electric Power Co., Inc., Sr. Unsec. Notes
1.650% 12/15/2017	354,000	354,757
Edison International, Sr. Unsec. Notes
3.750% 09/15/2017	325,000	332,209

See Notes to Consolidated Financial Statements.

12	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Utilities (continued)
Sempra Energy, Sr. Unsec. Notes
2.300% 04/01/2017	$325,000	$326,648
Total Utilities		1,013,614

TOTAL CORPORATE BONDS (Cost $24,693,345)		24,717,570

MORTGAGE-BACKED SECURITIES (7.35%)
Commercial (4.79%)
Bear Stearns Commercial Mortgage Securities Trust
Series 2007-PW15, 5.331% 02/11/2017	242,424	244,247
Series 2007-PW17, 5.694% 08/11/2017(a)	305,934	314,392
Series 2007-PW16, 5.910% 05/11/2017(a)	267,270	271,459
CD Commercial Mortgage Trust
Series 2007-CD4, 5.322% 12/11/2049	142,311	142,928
Series 2007-CD5, 5.886% 08/15/2017(a)	421,398	432,070
CFCRE Commercial Mortgage Trust
Series 2011-C2, 3.061% 12/15/2016	12,314	12,332
COMM Mortgage Trust
Series 2007-C9 A4, 6.007% 07/10/2017(a)	453,241	463,860
GS Mortgage Securities Trust
Series 2012-GCJ7, 2.318% 09/10/2017	266,731	267,510
Series 2011-GC5, 2.999% 08/10/2044	12,583	12,577
Morgan Stanley Capital I Trust
Series 2007-T25, 5.514% 11/12/2049(a)	109,522	109,808
Series 2007-T27, 5.818% 06/11/2017(a)	429,526	438,526
Wachovia Bank Commercial Mortgage Trust
Series 2006-C29, 5.308% 11/15/2048	28,695	28,671
WFRBS Commercial Mortgage Trust
Series 2013-C11, 2.029% 03/15/2045	64,916	65,355
Total Commercial		2,803,735

U.S. Government Agency (2.56%)
Fannie Mae Connecticut Avenue Securities
Series 2014-C02, 1.475% 05/25/2024(a)	319,207	319,629
Series 2015-C02, 1.675% 05/25/2025(a)	259,714	260,076
Series 2014-C03, 1.725% 07/25/2024(a)	161,974	162,373
Series 2016-C04, 1.975% 01/25/2029(a)	331,866	334,007
Series 2015-C01, 2.025% 02/25/2025(a)	140,652	140,844

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	13

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
U.S. Government Agency (continued)
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN3, 2.925% 08/25/2024(a)	$278,284	$280,016
Total U.S. Government Agency		1,496,945

TOTAL MORTGAGE-BACKED SECURITIES (Cost $4,308,176)		4,300,680

MUNICIPAL BONDS (3.75%)
Certificate Participation (0.35%)
Berea City School District
1.500% 10/01/2016	155,000	155,000
Volusia County School Board
4.000% 08/01/2017	50,000	51,292
Total Certificate Participation		206,292

General Obligation (0.18%)
Carol Stream Park District
4.250% 10/01/2016	105,000	105,000
General Obligation Unlimited (0.43%)
Allen Park Public School District
4.250% 05/01/2029	50,000	50,127
City of Reading PA, Prefunded 11/15/16 @ 100
5.480% 11/15/2026(b)	50,000	50,248
City of Rock Island IL
Series A, 3.500% 12/01/2016	50,000	50,205
Union & Alexander Counties Community High School
District No 81
4.200% 12/01/2016	100,000	100,427
Total General Obligation Unlimited		251,007

Revenue Bonds (2.79%)
Beaufort - Jasper SC Water & Sewer System
5.000% 03/01/2019	90,000	92,424
California Educational Facilities Authority
1.246% 10/01/2016	30,000	30,000
Cinco Municipal Utility District No 1
2.000% 12/01/2016	50,000	50,082
Klickitat County Public Utility District No 1
4.702% 12/01/2016	500,000	502,574
Lake County Countryside Fire Protection District
3.000% 01/01/2017	215,000	215,823
Michigan State Building Authority
5.000% 10/15/2016	50,000	50,059

See Notes to Consolidated Financial Statements.

14	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Principal Amount	Value (Note 2)
Revenue Bonds (continued)
Michigan State Building Authority, Prefunded 10/15/16 @
52.623
0.000% 10/15/2029(b)(c)	$90,000	$47,350
New York State Urban Development Corp.
1.030% 03/15/2017	85,000	85,165
Port of Corpus Christi Authority of Nueces County
0.785% 12/01/2016	225,000	224,917
Texas Public Finance Authority	50,000	50,029
3.000% 10/15/2016
Texas Transportation Commission State Highway Fund
5.000% 04/01/2017	30,000	30,621
West Virginia State Water Development Authority
4.000% 11/01/2016	250,000	250,552
Total Revenue Bonds		1,629,596

TOTAL MUNICIPAL BONDS (Cost $2,193,082)		2,191,895

U.S. TREASURY NOTES & BONDS (6.00%)
U.S. Treasury Notes
0.625% 10/15/2016	2,190,000	2,190,365
0.875% 12/31/2016	1,315,000	1,316,969

TOTAL U.S. TREASURY NOTES & BONDS (Cost $3,506,577)		3,507,334

TOTAL INVESTMENTS (74.59%) (Cost $43,608,980)		$43,632,390

Other Assets In Excess Of Liabilities (25.41%)		14,864,822	(d)
NET ASSETS (100.00%)		$58,497,212

(a)	Floating or variable rate security. Interest rate disclosed is that which is in effect at September 30, 2016.
(b)
Prefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Zero Coupon Bond.
(d)	Includes cash which is being held as collateral for swap contracts.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	15

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

Common Abbreviations:
GMTN - Global Medium Term Notes.
MTN - Medium Term Notes.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indices or ratings group indices, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of the Fund's net assets. (Unaudited)

See Notes to Consolidated Financial Statements.

16	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

TOTAL RETURN SWAP CONTRACTS
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Deutsche Bank. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager and the mix of trading programs. The swap was effective on March 5, 2014 and has a term of five years unless earlier terminated. Early termination may be triggered by either party. In addition, the swap provides for a 0.50% fee to Deutsche Bank. (Notional Value $46,990,583)

Exposure by Manager Underlying Manager	Exposure*	Strategy Description
FORT	15.92%	Quantitative | Trend Anticipation
QMS Capital Management	15.17%	Quantitative | Fundamental & Technical Models
H2O Asset Management	14.89%	Discretionary Macro | Fundamental
The Cambridge Strategy	14.46%	Quantitative | Fundamental & Technical Models
Abraham Trading Company	9.92%	Quantitative | Technical Models
Chesapeake Capital Corporation	5.34%	Trend Follower | Long-Term
Quantitative Investment Management	5.31%	Quantitative | Fundamental & Technical Models
Millburn Ridgefield Corporation	4.89%	Quantitative | Technical Models

*	Based on total Net Assets.

Exposure by Type
	Number of Contracts	Expiration Date Range
Agricultural Futures
Long
Cocoa Future	10.36	12/14/16
Coffee C Future	9.63	12/19/16 - 03/21/17
Cotton No.2 Future	12.76	12/07/16 - 03/09/17
Crude Palm Oil Future	3.96	12/15/16
European Rapeseed Future	0.19	10/31/16
FCOJ-A Future	8.65	11/9/16
Lean Hog Future	1.36	10/14/16
London Cocoa Future	5.41	12/13/16
Robusta Coffee - New Future	24.73	11/30/16
Soybean Meal Future	2.76	12/14/16
Soybean Oil Future	2.81	1/13/17
Soybeans Future	0.53	11/14/16
Sugar No.11 Future	15.25	02/28/17 - 04/28/17
White Sugar Future	23.24	11/15/16
Yellow Maize Future	0.04	12/22/16
	121.68

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	17

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Number of Contracts	Expiration Date Range
Short
Canola Future	(13.62)	11/14/16
Cocoa Future	(1.15)	3/16/17
Corn Future	(77.31)	12/14/16 - 05/12/17
Feeder Cattle Future	(7.55)	10/27/16 - 11/17/16
Hard Red Spring Wheat Future	(2.10)	12/14/16 - 03/14/17
Hard Red Winter Wheat Future	(6.83)	12/14/16 - 03/14/17
Lean Hog Future	(16.53)	12/14/16 - 02/14/17
Live Cattle Future	(20.10)	12/30/16 - 02/28/17
Milling Wheat Future	(3.04)	12/12/16
Oats Future	(14.00)	12/14/16
Random Length Lumber Future	(0.22)	11/15/16
Rough Rice Future	(9.91)	11/14/16
Soybean Oil Future	(3.05)	12/14/16
Soybeans Future	(8.42)	01/13/17 - 03/14/17
Wheat Future	(28.63)	12/14/16 - 05/12/17
White Maize Future	(0.80)	12/22/16
	(213.26)

Base Metal Futures
Long
Copper Future	6.19	3/29/17
Primary Nickel Future	0.17	12/21/16
Standard Lead Future	4.98	10/19/16 - 12/21/16
Tin Future	0.22	12/21/16
Zinc Future	7.55	10/19/16 - 12/21/16
	19.11

Short
Copper Future	(8.40)	12/28/16
Copper Grade A Future	(1.67)	10/19/16 - 12/21/16
Primary High Grade Aluminium Future	(0.84)	10/19/16 - 12/21/16
Primary Nickel Future	-	11/16/16
	(10.91)

Bond Futures
Long
10 year Canadian Govt Bond Future	37.05	12/19/16
10 year Italian Bond Future	25.85	12/8/16
10 year US Treasury Notes Future	142.97	12/20/16
2 year US Treasury Notes Future	37.38	12/30/16
3 year Australian Treasury Bond Future	97.99	12/15/16
3 year Italian Bond Future	0.23	12/8/16
30 year US Treasury Bonds Future	20.72	12/20/16
Euro-BUXL Future	0.47	12/8/16
Euro-OAT Futures	1.53	12/8/16

See Notes to Consolidated Financial Statements.

18	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Number of Contracts	Expiration Date Range
Long Gilt Future	51.04	12/28/16
Mini Japanese Goverment Bond Future	4.92	12/20/16
Ultra Long-Term T Bond Future	6.78	12/20/16
	426.93

Short
10 year Australian Treasury Bond Future	(34.27)	12/15/16
10 year Japanese Goverment Bond Future	(0.26)	12/13/16
2 year Euro-Schatz Future	(14.86)	12/8/16
5 year US Treasury Notes Future	(76.70)	12/30/16
Euro-BOBL Future	(0.17)	12/8/16
Euro-BUND Future	(52.11)	12/8/16
	(178.37)

Energy Futures
Long
Brent Crude Monthly Future	0.22	11/30/16 - 12/29/16
Gasoil Monthly Future	1.15	10/12/16 - 12/12/16
Gasoline RBOB Future	10.93	10/31/16 - 01/31/17
Henry Hub Natural Gas Future	3.79	11/28/16 - 01/27/17
Kerosene Future	0.19	2/24/17
Light Sweet Crude Oil (WTI) Future	1.08	11/21/16 - 02/21/17
NY Harbour ULSD Future	0.19	11/30/16 - 12/30/16
WTI Crude Future	0.04	11/18/16
	17.59

Short
Brent Crude Monthly Future	(2.64)	10/31/16
Crude Oil Future	(0.11)	2/28/17
Gasoil Monthly Future	(1.64)	11/10/16
Gasoline Future	(0.54)	2/24/17
Henry Hub Natural Gas Future	(12.90)	10/27/16
Light Sweet Crude Oil (WTI) Future	(6.84)	10/20/16
NY Harbour ULSD Future	(5.07)	10/31/16
	(29.74)

Equity Futures
Long
AEX Index Future	3.13	10/21/16
CAC 40	7.80	10/21/16
DAX Index Future	8.64	12/16/16
DJ EURO STOXX Banks Future	372.12	12/16/16
DJ STOXX 600 Future	0.16	12/16/16
E-mini Dow	30.46	12/16/16
E-Mini Nasdaq-100	23.31	12/16/16
E-Mini S&P 500	10.78	12/16/16

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	19

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Number of Contracts	Expiration Date Range
E-Mini S&P MidCap 400	2.49	12/16/16
EURO STOXX 50 Index Future	22.35	12/16/16
FTSE China A50 Index Future	10.09	10/28/16
Hang Seng Index	2.13	10/28/16
H-Shares Index	0.17	10/28/16
Mini MSCI Emerging Markets Index Future	1.78	12/16/16
MSCI Taiwan Index Future	12.90	10/28/16
Nikkei 225 Index	12.54	12/9/16
OMXS30	47.23	10/21/16
OSE JPX-Nikkei Index 400 Future	13.75	12/9/16
S&P Canada 60 Index Future	9.52	12/15/16
S&P CNX Nifty Index Future	5.29	10/27/16
TOPIX Future	8.02	12/9/16
	604.66

Short
DJ EURO STOXX Auto Future	-	12/16/16
FTSE 100 Index Future	(13.60)	12/16/16
FTSE MIB Index Future	(6.36)	12/16/16
FTSE/JSE Top 40 Index Future	(2.34)	12/15/16
IBEX-35 Future	(0.91)	10/21/16
MSCI Singapore Index Future	(13.43)	10/28/16
Nikkei 225 (JPY) Future	(0.19)	12/8/16
Nikkei 225 Future	(4.98)	12/8/16
Nikkei 225 Mini (JPY) Future	(3.13)	12/9/16
Russell 2000 Mini Index	(3.25)	12/16/16
SMI Future	(0.13)	12/16/16
SPI 200 Index	(6.64)	12/15/16
	(54.96)

FX Futures
Long
AUD/CAD Future	1.13	12/19/16
AUD/USD	23.84	12/19/16
BRL/USD	3.48	12/1/16
CHF/USD	4.32	12/19/16
EUR/CAD (125) Future	0.79	12/19/16
EUR/CHF (125) Future	1.21	12/19/16
EUR/GBP	9.30	12/19/16
EUR/SEK (125) Future	1.17	12/19/16
Israeli Shekel/US Dollar Future	0.23	12/19/16
JPY/USD	8.97	12/19/16
NOK/SEK Future	5.22	12/19/16
NZD/USD	3.87	12/19/16
RUB/USD	1.21	12/15/16

See Notes to Consolidated Financial Statements.

20	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Number of Contracts	Expiration Date Range
US Dollar Index Future	0.02	12/19/16
USD/HUF Future	0.79	12/19/16
	65.55

Short
AUD/JPY Future	(0.76)	12/19/16
AUD/NZD Future	(1.32)	12/19/16
CAD/JPY Future	(0.87)	12/19/16
CAD/USD	(29.88)	12/20/16
CHF/JPY (250) Future	(0.79)	12/19/16
EUR/AUD (125) Future	(0.53)	12/19/16
EUR/HUF Future	(2.31)	12/19/16
EUR/JPY	(2.49)	12/19/16
EUR/NOK (125) Future	(0.72)	12/19/16
EUR/USD	(10.33)	12/19/16
GBP/CHF Future	(0.49)	12/19/16
GBP/JPY Future	(1.02)	12/19/16
GBP/USD	(8.50)	12/19/16
MXN/USD	(20.99)	12/19/16
Polish Zloty/Usd Future	(1.29)	12/19/16
US Dollar Index Future	(0.06)	12/19/16
USD/NOK Future	(0.34)	12/19/16
USD/ZAR Future	(0.79)	12/19/16
	(83.48)

Interest Rate Futures
Long
3 month Euro (EURIBOR)	5.64	03/19/18 - 06/18/18
3 month Sterling	188.67	03/15/17 - 09/19/18
90 Day Bank Accepted Bill Future	31.91	03/09/17 - 09/07/17
Eurodollar	23.68	06/19/17 - 09/17/18
Three Month Canadian Bankers Acceptance Future	12.58	06/19/17 - 09/18/17
	262.48

Short
3 month Euro (EURIBOR)	(53.66)	03/13/17 - 09/17/18
3 month EuroSwiss	(6.61)	03/13/17 - 12/18/17
Eurodollar	(88.39)	03/13/17 - 09/18/17
Three Month Canadian Bankers Acceptance Future	(2.69)	3/13/17
Three Month Euroyen Future	(0.98)	3/13/17
	(152.33)

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	21

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Number of Contracts	Expiration Date Range
Precious Metal Futures
Long
Gold Future	8.41	12/28/16 - 08/28/17
Palladium Future	2.47	12/28/16
Platinum Future	5.71	1/27/17
Silver Future	8.90	12/28/16
	25.49
Short
Platinum Future	(0.61)	02/23/17 - 08/28/17

Bond Options
Long
5 year US Treasury Notes Option	12.70	11/25/16
Euro-BUND Option	3.81	11/25/16
	16.51

Short
5 year US Treasury Notes Option	(24.13)	11/25/16 - 11/25/16
Euro-BUND Option	(4.76)	11/25/16 - 11/25/16
	(28.89)

Equity Index Options
Long
DAX Index Option	4.06	10/21/16
DJ EURO STOXX Banks Option	14.29	12/16/16
EURO STOXX 50 Index Option	52.71	12/16/16
	71.06

Short
DAX Index Option	(2.06)	10/21/16
DJ EURO STOXX Banks Option	(21.43)	12/16/16
E-mini S&P 500 Week 3 Option	(3.65)	10/21/16
EURO STOXX 50 Index Option	(59.70)	10/21/16 - 12/16/16
FTSE 100 Index European Option	(11.37)	12/16/16 - 12/16/16
Russell 2000 Index Option	(22.55)	12/16/16 - 12/16/16
	(120.76)

FedFund
Short
30 day Federal Funds Future	(6.61)	10/31/16 - 11/30/16

Interest Rate Options
Long
1 Year Eurodollar Midcurve Option	351.51	12/16/16 - 03/10/17

See Notes to Consolidated Financial Statements.

22	www.insigniafunds.com

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

	Number of Contracts	Expiration Date Range
Short
1 Year Eurodollar Midcurve Option	(330.81)	12/16/16 - 03/10/17

Power Futures and Forwards
Short
UK Natural Gas Monthly Future	(2.42)	10/28/16

Unrealized Depreciation
$(1,520,678)

Total return swap with Newedge USA, LLC. The swap provides exposure to the total returns on a basket of independent managers that is calculated on a daily basis with reference to a customized index that is also proprietary to Newedge USA, LLC. The basket is comprised of a diversified collection of global macroeconomic and managed futures trading strategies including discretionary and systematic trading programs. Under the terms of the swap, the adviser has the ability to periodically adjust the notional level of the swap, the notional allocation to each manager, and the mix of trading programs. The swap was effective on October 15, 2014 and may be terminated by either party with at least two business days notice to the other party. In addition, the swap provides for a 0.50% fee to Newedge USA, LLC. (Notional Value $8,298,465)

Exposure by Manager Underlying Manager	Exposure*	Strategy Description
Willowbridge Associates	14.10%	Discretionary Macro | Fundamental

*	Based on total Net Assets.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	23

Insignia Macro Fund	Consolidated Portfolio of Investments

September 30, 2016

Exposure by Type

	Number of Contracts	Expiration Date Range
Long
Commodities
Soybean Oil	6.00	16-Dec
Metals
Zinc LME	1.00	Dec 16
Financials
Eurodollars	0.00	Dec 17 - Mar 19

Short
Energies
Brent Oil	(3.00)	16-Dec
Index
Emini S&P	(14.00)	16-Dec
Financials
Japan Gov't Bond	(2.00)	16-Dec
US T-bond	(55.00)	16-Dec

		Unrealized Depreciation
		$(784,491)

		Unrealized Depreciation
Total Net Unrealized Depreciation on Swap Contracts		$(2,305,169)

See Notes to Consolidated Financial Statements.

24	www.insigniafunds.com

Insignia Macro Fund	Consolidated Statement of Assets and Liabilities

September 30, 2016

ASSETS:
Investments, at value (cost $43,608,980)	$43,632,390
Cash	6,548,575
Deposit with broker for swap contracts (Note 3)	9,394,708
Receivable for swap contract payments	1,512,055
Interest and dividends receivable	230,624
Prepaid expenses and other assets	4,630
Total Assets	61,322,982

LIABILITIES:
Payable for swap contract payments	29,610
Unrealized depreciation on swap contracts	2,305,169
Payable for investments purchased	341,959
Payable for shares redeemed	1,700
Payable to advisor	45,673
Professional fees payable	26,889
Payable for administration fees	27,016
Payable to Trustees	4,447
Payable to Chief Compliance Officer	8,618
Accrued expenses and other liabilities	34,689
Total Liabilities	2,825,770
NET ASSETS	$58,497,212

NET ASSETS CONSIST OF:
Paid-in capital (Note 7)	$60,914,249
Accumulated net investment income	86,582
Accumulated net realized loss	(221,860)
Net unrealized depreciation	(2,281,759)
NET ASSETS	$58,497,212

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$9.90
Net Assets	$319,139
Shares of beneficial interest outstanding	32,246
Maximum offering price per share (NAV/0.945, based on maximum sales charge of 5.50% of the offering price)	$10.48
Class I:
Net Asset Value, offering and redemption price per share	$9.90
Net Assets	$58,178,073
Shares of beneficial interest outstanding	5,879,269

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	25

Insignia Macro Fund	Consolidated Statement of Operations

For the Year ended September 30, 2016

INVESTMENT INCOME:
Interest	428,787
Dividends	16,847
Total Investment Income	445,634

EXPENSES:
Investment advisory fee (Note 8)	755,387
Administration fee	191,914
Distribution and service fees
Class A	731
Custodian fee	15,491
Legal fees	37,893
Audit and tax fees	21,500
Transfer agent fee	45,555
Trustees fees and expenses	10,253
Registration fees	33,915
Printing fees	7,944
Chief Compliance Officer fee	30,137
Insurance expense	6,213
Other expenses	16,922
Total Expenses	1,173,855
Less fees waived/reimbursed by investment advisor
Class A	(574)
Class I	(115,010)
Total fees waived/reimbursed by investment adviser (Note 8)	(115,584)
Net Expenses	1,058,271
NET INVESTMENT LOSS	(612,637)

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
Investments	(28,449)
Swap contracts	581,346
Net realized gain	552,897
Net increase from payment by affiliate (Note 8)	67,083
Long-term capital gain distributions from other investment companies	8,835

Change in unrealized appreciation/(depreciation) on:
Investments	71,450
Swap contracts	(1,924,748)
Net change	(1,853,298)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,224,483)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,837,120)

See Notes to Consolidated Financial Statements.

26	www.insigniafunds.com

Insignia Macro Fund	Consolidated Statements of Changes in Net Assets

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
OPERATIONS:
Net investment loss	$(612,637)	$(611,951)
Net realized gain	619,980	3,781,022
Long-term capital gain distributions from other investment companies	8,835	–
Net change in unrealized depreciation	(1,853,298)	(1,282,710)
Net increase/(decrease) in net assets resulting from operations	(1,837,120)	1,886,361
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A	(16,366)	(465)
Class I	(3,584,295)	(193,741)
From net realized gains on investments
Class A	–	(81)
Class I	–	(30,286)
Total distributions	(3,600,661)	(224,573)
BENEFICIAL SHARE TRANSACTIONS (Note 7):
Class A
Shares sold	270,991	239,309
Dividends reinvested	16,367	546
Shares redeemed	(216,343)	(51,279)
Redemption fees	445	–
Net increase from beneficial share transactions	71,460	188,576
Class I
Shares sold	8,163,166	43,664,518
Dividends reinvested	718,228	10,918
Shares redeemed	(9,543,928)	(5,102,475)
Redemption fees	32	425
Net increase/(decrease) from beneficial share transactions	(662,502)	38,573,386
Net increase/(decrease) in net assets	(6,028,823)	40,423,750
NET ASSETS:
Beginning of year	64,526,035	24,102,285
End of year(including accumulated net investment income of $86,582 and $3,600,652)	$58,497,212	$64,526,035

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	27

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82		$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.13)		(0.16)	(0.08)
Net realized and unrealized gain/(loss) on investments and swap contracts	(0.21)		0.61	0.50
Total from investment operations	(0.34)		0.45	0.42

LESS DISTRIBUTIONS:
From investment income	(0.60)		(0.04)	–
From net realized gain on investments	–		(0.01)	–
Total distributions	(0.60)		(0.05)	–
REDEMPTION FEES (Note 7)	0.02		–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.92)		0.40	0.42
NET ASSET VALUE, END OF PERIOD	$9.90		$10.82	$10.42
TOTAL RETURN(c)	(3.12	%)(d)	4.34%	4.20%

See Notes to Consolidated Financial Statements.

28	www.insigniafunds.com

Insignia Macro Fund - Class A	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$319	$274		$85

RATIOS TO AVERAGE NET ASSETS

Operating expenses excluding reimbursement/waiver	2.20%	2.40%		80.48%	(e)
Operating expenses including reimbursement/waiver	2.00%	1.96%	(f)	1.75%	(e)
Net investment loss including reimbursement/waiver	(1.26%)	(1.44%)		(1.03%)	(e)

PORTFOLIO TURNOVER RATE(g)	132%	119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charge.

(d)
In 2016, the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.

(e)	Annualized.
(f)	Contractual expense limitation changed from 1.75% to 2.00% effective February 1, 2015.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	29

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2016		For the Year Ended September 30, 2015	For the Period Ended September 30, 2014(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.82		$10.42	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(b)	(0.10)		(0.13)	(0.06)
Net realized and unrealized gain/(loss) on investments and swap contracts	(0.21)		0.59	0.48
Total from investment operations	(0.31)		0.46	0.42

LESS DISTRIBUTIONS:
From investment income	(0.61)		(0.05)	–
From net realized gain on investments	–		(0.01)	–
Total distributions	(0.61)		(0.06)	–
REDEMPTION FEES (Note 7)	0.00	(c)	0.00 (c)	0.00 (c)
NET INCREASE/(DECREASE) IN
NET ASSET VALUE	(0.92)		0.40	0.42
NET ASSET VALUE, END OF
PERIOD	$9.90		$10.82	$10.42

TOTAL RETURN(d)	(3.06	%)(e)	4.39%	4.20%

See Notes to Consolidated Financial Statements.

30	www.insigniafunds.com

Insignia Macro Fund - Class I	Consolidated Financial Highlights

For a share outstanding through the periods presented.

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015		For the Period Ended September 30, 2014(a)
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$58,178	$64,252		$24,017

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.94%	2.17%		3.62%	(f)
Operating expenses including reimbursement/waiver	1.75%	1.69%	(g)	1.50%	(f)
Net investment loss including reimbursement/waiver	(1.01%)	(1.18%)		(0.85%)	(f)

PORTFOLIO TURNOVER RATE(h)	132%	119%		43%

(a)	Commenced operations on January 2, 2014.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal year. Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)
In 2016, the Fund's total return consists of a voluntary reimbursement by the adviser for a realized investment loss. Excluding this item, total return would not change as the impact is less than 0.05%.

(f)	Annualized.
(g)	Contractual expense limitation changed from 1.50% to 1.75% effective February 1, 2015.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Consolidated Financial Statements.

Annual Report | September 30, 2016	31

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

1.	ORGANIZATION

ALPS Series Trust (the “Trust”), a Delaware statutory trust, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report describes the Insignia Macro Fund (the “Fund”). The Fund’s primary investment objective is to seek long-term risk-adjusted total return. The Fund currently offers Class A shares and Class I shares. Each share class has identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. The Board of Trustees (the “Board”) may establish additional funds and classes of shares at any time in the future without shareholder approval.

Basis of Consolidation: Insignia Global Macro Offshore Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on September 27, 2013 and is a wholly owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain commodity-related investments on behalf of the Fund. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the Fund, the investments of the Subsidiary are included in the consolidated statements of investments and financial highlights of the Fund. All investments held by the Subsidiary are disclosed in the accounts of the Fund. As of September 30, 2016, net assets of the Fund were $58,497,212, of which $10,508,651, or 17.96%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary.

2.	SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America for investment companies (“U.S. GAAP”). The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.

Investment Valuation: The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading.

32	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Over-the-counter swap contracts for which market quotations are readily available are valued based on quotes received from independent pricing services or dealers that make markets in such securities.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value with the exception of exchange-traded open-end investment companies, which are priced as equity securities.

The market price for debt obligations is generally the price supplied by an independent third-party pricing service approved by the Board, which may use a matrix, formula or other objective method that takes into consideration quotations from dealers, market transactions in comparable investments, market indices and yield curves. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more broker dealers that make a market in the security.

When such prices or quotations are not available, or when the fair value committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly); and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

Annual Report | September 30, 2016	33

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2016:

Investments in Securities at Value	Level 1 -Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Asset-Backed Securities	$–	$8,914,911	$–	$8,914,911
Corporate Bonds
Basic Materials	–	906,824	–	906,824
Communications	–	2,718,446	–	2,718,446
Consumer, Cyclical	–	2,942,514	–	2,942,514
Consumer, Non-cyclical	–	4,411,171	–	4,411,171
Energy	–	3,216,459	–	3,216,459
Financial	–	7,108,802	–	7,108,802
Industrial	–	1,508,049	–	1,508,049
Technology	–	891,691	–	891,691
Utilities	–	1,013,614	–	1,013,614
Mortgage-Backed Securities	–	4,300,680	–	4,300,680
Municipal Bonds	–	2,191,895	–	2,191,895
U.S. Treasury Notes & Bonds	–	3,507,334	–	3,507,334
TOTAL	$–	$43,632,390	$–	$43,632,390

	Valuation Inputs
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Liabilities:
Total Return Swap Contracts	$–	$(2,305,169)	$–	$(2,305,169)
Total	$–	$(2,305,169)	$–	$(2,305,169)

The Fund recognizes transfers between levels as of the end of the period. For the fiscal year ended September 30, 2016, the Fund did not have any transfers between Level 1 and Level 2 securities. There were no Level 3 securities held during the period.

Trust Expenses: Some expenses of the Trust can be directly attributed to the Fund. Expenses that cannot be directly attributed to the Fund are apportioned among all funds in the Trust based on average net assets of each fund.

Fund Expenses: Some expenses can be directly attributed to the Fund and are apportioned among the classes based on average net assets of each class.

Class Expenses: Expenses that are specific to a class of shares are charged directly to that share class. Fees provided under the distribution (Rule 12b-1) and/or shareholder service plans for a particular class of the Fund are charged to the operations of such class.

Federal Income Taxes: The Fund complies with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains, if any, each year so that it will not be subject to excise tax on undistributed income and gains. The Fund is not subject to income taxes to the extent such distributions are made.

34	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

As of and during the fiscal year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Fund files U.S. federal, state and local income tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. The Fund’s administrator has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of September 30, 2016, no provision for income tax is required in the Fund’s financial statements related to these tax positions.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date, or for certain foreign securities, as soon as information is available to the Fund. All of the realized and unrealized gains and losses and net investment income are allocated daily to each class in proportion to its average daily net assets.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Exchange Transactions: The Fund may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Annual Report | September 30, 2016	35

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Distributions to Shareholders: The Fund normally pays dividends, if any, and distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income the Fund receives from its investments, including short term capital gains. Long term capital gain distributions are derived from gains realized when the Fund sells a security it has owned for more than one year. The Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes.

3.	DERIVATIVE INSTRUMENTS

The Fund’s investment objectives permit the Fund to enter into various types of derivatives contracts, including, but not limited to, total return swaps and structured notes. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objective, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

36	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Commodity Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than equity securities.

Swap Contracts: The Fund enters into swap transactions to seek to increase total return. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Fund and/or the termination value at the end of the contract.

Therefore, the Fund considers the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Consolidated Statement of Assets and Liabilities.

The Fund may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Fund must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Fund are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Consolidated Statement of Operations.

Annual Report | September 30, 2016	37

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

The Fund invests in total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market. Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Swap agreements held at September 30, 2016 are disclosed in the Consolidated Portfolio of Investments.

The average notional value of the Fund’s swap positions for the fiscal year ended September 30, 2016 was $54,862,702.

Derivative Instruments: The following tables disclose the amounts related to the Fund’s use of derivative instruments.

The effect of derivative instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2016:

Derivatives Not Accounted for As Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Liability Derivatives Gross Unrealized Depreciation

Commodity Contracts (total return swap contracts)	Unrealized depreciation on swap contract	$(2,305,169)
Total		$(2,305,169)

The effect of derivative instruments on the Consolidated Statement of Operations for the fiscal year ended September 30, 2016:

Derivatives Not Accounted for As Hedging Instruments	Consolidated Statement of Operations Location	Realized Gain on Derivatives Recognized	Change in Unrealized Depreciation on Derivatives Recognized
Commodity Contracts (total return swap contracts)	Net realized gain/(loss)on Swap Contracts/Change in unrealized appreciation/ (depreciation) on swap contracts	$581,346	$(1,924,748)
Total		$581,346	$(1,924,748)

38	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

4.	OFFSETTING AGREEMENTS

Certain derivative contracts are executed under standardized netting agreements. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract. The Fund may manage counterparty risk by entering into enforceable collateral arrangements with counterparties to securities lending agreements. These agreements mitigate counterparty credit risk by providing for a single net settlement with a counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following table presents derivative financial instruments and securities lending arrangements that are subject to enforceable netting arrangements, collateral arrangements or other similar agreements as of September 30, 2016.

				Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount Payable
Liabilities
Total Return Swap Contracts	$2,305,169	$–	$2,305,169	$–	$(2,305,169)	$–
Total	$2,305,169	$–	$2,305,169	$–	$(2,305,169)	$–

(a)	These amounts are limited to the derivative liability balance and, accordingly, do not include excess collateral pledged.

5.	TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by the Fund. The amounts and characteristics of tax basis distributions are estimated at the time of distribution and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

Annual Report | September 30, 2016	39

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

The tax character of distributions paid by the Fund for the fiscal years ended September 30 were as follows:

Distributions Paid From:	2016	2015
Ordinary Income	$3,600,661	$224,573
Total	$3,600,661	$224,573

Reclassifications: As of September 30, 2016, permanent differences in book and tax accounting were reclassified. The following reclassifications have been made on the Consolidated Statement of Assets and Liabilities and have no impact on the net asset value of the Fund:

Paid-in Capital	Accumulated Net Investment Income	Accumulated Net Realized Loss on Investments
$(1)	$699,228	$(699,227)

Unrealized Appreciation and Depreciation on Investments: As of September 30, 2016, the aggregate cost of investments, gross unrealized appreciation/(depreciation) and net unrealized appreciation for Federal tax purposes were as follows:

Gross unrealized appreciation (excess of value over tax cost)	$50,398
Gross unrealized depreciation (excess of tax cost over value)	(27,101)
Net unrealized depreciation of foreign currency and derivatives	(2,305,169)
Net unrealized depreciation	$(2,281,872)
Cost of investments for income tax purposes	$43,609,093

Components of Distributable Earnings: At September 30, 2016, components of distributable earnings were as follows:

Undistributed ordinary income	$86,582
Accumulated capital losses	(221,747)
Net unrealized depreciation	(2,281,872)
Total	$(2,417,037)

Post-Enactment Capital Losses

Capital losses as of September 30, 2016 deferred to the next tax year were as follows:

Short-Term	Long-Term
$101,550	$53,430

40	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

The Fund elects to defer to the period ending September 30, 2017, capital losses recognized during the period November 1, 2015 to September 30, 2016 in the amount of $66,767.

6.	SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short-term securities, during the fiscal year ended September 30, 2016 were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$45,687,886	$44,169,767

Purchases and sales of U.S. Government Obligations during the period ended September 30, 2016 were as follows:

Purchases of Securities	Proceeds From Sales of Securities
$9,668,100	$11,457,116

7.	BENEFICIAL SHARE TRANSACTIONS

The capitalization of the Trust consists of an unlimited number of shares of beneficial interest with no par value per share. Holders of the shares of the Fund have one vote for each share held and a proportionate fraction of a vote for each fractional share. All shares issued and outstanding are fully paid and are transferable and redeemable at the option of the shareholder. Shares have no pre-emptive rights. Neither the Fund nor any of its creditors has the right to require shareholders to pay any additional amounts solely because the shareholder owns the shares.

Shares redeemed within 60 days of purchase may incur a 1.00% short-term redemption fee deducted from the redemption amount. For the fiscal year ended September 30, 2016, the redemption fees charged by the Fund are presented in the Consolidated Statements of Changes in Net Assets.

Annual Report | September 30, 2016	41

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Transactions in common shares were as follows:

	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015
Class A:
Shares sold	26,940	21,866
Shares issued in reinvestment of distributions to shareholders	1,600	52
Shares redeemed	(21,651)	(4,723)
Net increase from share transactions	6,889	17,195

Class I:
Shares sold	791,563	4,102,816
Shares issued in reinvestment of distributions to shareholders	70,208	1,032
Shares redeemed	(922,383)	(469,126)
Net increase/(decrease) from share transactions	(60,612)	3,634,722

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The Fund has one unaffiliated shareholder representing approximately 70% of total Fund shares. Share transaction activities of this shareholder could have a material impact on the Fund.

8. MANAGEMENT AND RELATED PARTY TRANSACTIONS

Investment Advisory: Meritage Capital, LLC (“Meritage Capital” or the “Adviser”), subject to the authority of the Board, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser has delegated a portion of the daily management of the Fund to Sage Advisory Services, Ltd. Co. (the “Sub-Adviser”). The Adviser and the Sub-Adviser manage the investments of the Fund in accordance with the Fund’s investment objective, policies and limitations and investment guidelines established jointly by the Adviser and the Trustees.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 1.25% based on the Fund’s average daily net assets during the month. Pursuant to an Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser an annual sub-advisory management fee of 0.10% for the first $25 million, 0.18% for the subsequent $25 million and 0.10% once assets have reached over $50 million, with a minimum annual fee of $25,000. These management fees are based on the Fund’s average daily net assets during the month and are paid on a monthly basis. The Adviser is required to pay all fees due to the Sub-Adviser out of the management fee the Adviser receives from the Fund. The initial term for both the Advisory Agreement and Sub-Advisory Agreement is two years. The Board may extend the Advisory Agreement and/or the Sub-Advisory Agreement for additional one-year terms. The Board, shareholders of the Fund or the Adviser may terminate the Advisory Agreement or the Sub-Advisory Agreement upon 60 days’ notice.

42	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Pursuant to a fee waiver letter agreement (the “Fee Waiver Agreement”), the Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses, exclusive of Distribution and Service (12b-1) fees, Shareholder Service Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses, to 1.75% of the Fund’s average daily net assets for Class A and Class I shares. The Fee Waiver Agreement is in effect through January 31, 2017. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the Fee Waiver Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Fee Waiver Agreement. The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expense were deferred. The Adviser may not discontinue the Fee Waiver Agreement without the approval by the Fund’s Board. Fees waived or reimbursed for the fiscal year ended September 30, 2016 are disclosed in the Statement of Operations.

As of September 30, 2016, the balances of recoupable expenses for each class were as follows:

	Expiring in 2017	Expiring in 2018	Expiring in 2019
Class A	$27,075	$849	$574
Class I	272,155	248,402	115,010

Payment from Affiliate: For the year ended September 30, 2016, the Fund was reimbursed $67,083 from the adviser as a result of a trading error.

Administrator: ALPS Fund Services, Inc (“ALPS”) (an affiliate of ALPS Distributors, Inc.) serves as administrator to the Fund. The Fund has agreed to pay expenses incurred in connection with its administrative activities. Pursuant to the Administration, Bookkeeping and Pricing Services Agreement with the Trust, ALPS will provide operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assist in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. The officers of the Trust are employees of ALPS. Administration fees paid by the Fund for the fiscal year ended September 30, 2016 are disclosed in the Consolidated Statement of Operations. ALPS is reimbursed by the Fund for certain out-of-pocket expenses.

Transfer Agent: ALPS serves as transfer agent for the Fund under a Transfer Agency and Services Agreement  with  the Trust. Under this agreement,  ALPS is paid  an annual fee  for services performed on behalf of the Fund plus fees for open accounts and is reimbursed for certain out-of- pocket expenses.

Compliance Services: ALPS provides services as the Fund’s Chief Compliance Officer to monitor and test the policies and procedures of the Fund in conjunction with requirements under Rule 38a-1 of the 1940 Act pursuant to a Chief Compliance Officer Services Agreement with the Trust. Under this agreement, ALPS is paid an annual fee for services performed on behalf of the Fund and is reimbursed for certain out-of-pocket expenses.

Distribution: ALPS Distributors, Inc. (the “Distributor”) (an affiliate of ALPS) acts as the principal underwriter of the Fund’s shares pursuant to a Distribution Agreement with the Trust. Shares of the Fund are offered on a continuous basis through the Distributor, as agent of the Fund. The

Annual Report | September 30, 2016	43

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Distributor is not obligated to sell any particular amount of shares and is not entitled to any compensation  for  its  services  as  the  Fund’s  principal  underwriter  pursuant  to  the Distribution Agreement.

The Fund has adopted a separate plan of distribution for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan allows the Fund to use Class A assets to pay fees in connection with the distribution and marketing of Class A shares and/or the provision of shareholder services to Class A shareholders. The Plan permits payment for services in connection with the administration of plans or programs that use Class A shares of the Fund as their funding medium and for related expenses. The Plan permits the Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A shares. Because these fees are paid out of the Fund’s Class A assets on an ongoing basis, over time they will increase the cost of an investment in Class A shares, and Plan fees may cost an investor more than other types of sales charges. Plan fees are shown as distribution and service fees on the Consolidated Statement of Operations.

9. TRUSTEES

As of September 30, 2016, there were four Trustees, three of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees receive a quarterly retainer of $4,000, plus $2,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses. Officers of the Trust and Trustees who are interested persons of the Trust receive no salary or fees from the Trust.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

11. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

Effective October 1, 2016, the Independent Trustees will receive a quarterly retainer of $5,000, plus $4,000 for each regular Board or Committee meeting attended, $2,000 for each special telephonic Board or Committee meeting attended and $2,000 for each special in-person Board meeting attended. The Independent Trustees will continue to be reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings and for meeting-related expenses.

44	www.insigniafunds.com

Insignia Macro Fund	Notes to Consolidated Financial Statements

September 30, 2016

Effective November 14, 2016, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through January 31, 2018.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Annual Report | September 30, 2016	45

Insignia Macro Fund	Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
ALPS Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities of Insignia Macro Fund and subsidiary (a separate series of ALPS Series Trust), including the consolidated portfolio of investments, as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the three-year period then ended. These consolidated financial statements and consolidated  financial  highlights  are  the  responsibility  of   the  Fund’s  management.  Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Insignia Macro Fund and subsidiary as of September 30, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
December 2, 2016

46	www.insigniafunds.com

Insignia Macro Fund	Additional Information

September 30, 2016 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (i) by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling the Fund (toll-free) at 1-855-674-4642 or (ii) on the SEC’s website at http://www.sec.gov.

2. PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Annual Report | September 30, 2016	47

Insignia Macro Fund	Trustees and Officers

September 30, 2016 (Unaudited)

INDEPENDENT TRUSTEES

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong Birth year: 1954	Trustee	Mr. Armstrong was appointed to the Board on May 27, 2016.	Retired; Managing Partner, NorthRock Partners, LLC (October 2013 to July 2015); Managing Director, Northrock Partners, a Private Wealth Advisory Practice of Ameriprise Financial (February 2010 to October 2013); Senior Vice President, Ameriprise Financial, Inc. (November 1984 to May 2007); President, American Express Asset Management (2002 to 2004); and Chairman, Ameriprise Trust Company (November 1996 to May 2007).	6	Mr. Armstrong is a Director of the Heartland Group, Inc. (5 Funds).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which the Adviser or the Sub-Adviser provides investment advisory services, currently none.

48	www.insigniafunds.com

Insignia Macro Fund	Trustees and Officers

September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
J. Wayne Hutchens Birth year: 1944	Trustee	Mr. Hutchens was elected to the Board on October 30, 2012.	Mr. Hutchens is currently retired. From April 2006 to December 2012, he served as President and CEO of the University of Colorado (CU) Foundation and from April 2009 to December 2012, he was Executive Director of the CU Real Estate Foundation. Mr. Hutchens is also Trustee of the Denver Museum of Nature and Science (2000 to present), Director of AMG National Trust Bank (June 2012 to present) and Trustee of Children’s Hospital Colorado (May 2012 to present). Prior to these positions, Mr. Hutchens spent 29 years in the banking industry, retiring as Chairman of Chase Bank Colorado.	6	None.
Patrick Seese Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.
Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.
				6	None.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which the Adviser or the Sub-Adviser provides investment advisory services, currently none.

Annual Report | September 30, 2016	49

Insignia Macro Fund	Trustees and Officers

September 30, 2016 (Unaudited)

INTERESTED TRUSTEE

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jeremy O.May Birth year:1970	Trustee, Chairman and President	Mr. May was elected Trustee, Chairman and President on October 30, 2012	Mr. May joined ALPS in 1995 and is currently President and Director of ALPS Fund Services, Inc. and ALPS Distributors, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. and Director of ALPS Portfolio Solutions Distributor, Inc. Because of his positions with these entities, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Chairman and Trustee of the Reaves Utility Income Fund and the ALPS Elevation Trust. Mr. May is currently Vice Chair of the Board of Directors of the University of Colorado Foundation.	6	Mr. May is Chairman and Trustee of the Reaves Utility Income Fund (1 fund) and ALPS Elevation Trust (2 ETFs).

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 6 series of the Trust and any other investment companies for which the Adviser or the Sub-Adviser provides investment advisory services, currently none.

50	www.insigniafunds.com

Insignia Macro Fund	Trustees and Officers

September 30, 2016 (Unaudited)

OFFICERS

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms Birth year: 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust on October 30, 2012.
Ms. Storms is Senior Vice President  Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Financial Investor Trust, Liberty All Star Equity Fund and Liberty All Star Growth Fund, Inc.

Rick Noyes Birth year: 1970	Secretary	Mr. Noyes was elected Secretary of the Trust on November 14, 2016.
Mr. Noyes joined ALPS in 2015 and is Senior Vice President and Director of Legal Administration of ALPS. Prior to joining ALPS, Mr. Noyes served as Assistant Vice President and Senior Counsel of Janus Capital Management LLC. Mr. Noyes is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Noyes is also Secretary of Westcore Trust and Assistant Secretary of Griffin Institutional Access Real Estate Fund.

Jennifer A. Craig Birth year: 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust on May 27, 2016.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Paralegal Manager. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Because of her position with ALPS, Ms. Craig is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Craig is also Assistant Secretary of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity Fund and Financial Investors Trust.

Alan Gattis Birth year: 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust on August 9, 2016.
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Allocation Fund, Clough Global Equity, Griffin Institutional Access Real Estate Fund Stadion Funds and Centaur Mutual Funds Trust.

Annual Report | September 30, 2016	51

Insignia Macro Fund	Trustees and Officers

September 30, 2016 (Unaudited)

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Melanie Zimdars Birth year: 1976	Chief Compliance Officer (“CCO”)	Ms. Zimdars was elected CCO of the Trust on December 17, 2015.
Ms. Zimdars currently serves as a Deputy Chief Compliance Officer with ALPS. Prior to joining ALPS in September 2009, Ms. Zimdars served as Principal Financial Officer, Treasurer and Secretary for the Wasatch Funds from February 2007 to December 2008. Because of her position with ALPS, Ms. Zimdars is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Zimdars is also the CCO of Broadview Funds Trust, Caldwell & Orkin Funds, Clough Funds Trust, Clough Global Funds, Elkhorn ETF Trust and OWLshares Trust.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**
This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

Additional information about members of the Board of Trustees and officers of the Trust is available in the Statement of Additional Information and is available, without charge, upon request, by calling the Fund (toll-free) at 1-855-254-6467.

52	www.insigniafunds.com

ANNUAL REPORT

SEPTEMBER 30, 2016

Class A (IGMFX)
Class I (IGMLX)

Insignia
macro fund

Must be accompanied or preceded by a Prospectus. Distributor: ALPS Distributors, Inc. for the Insignia Macro Fund

Item 2.   Code of Ethics.

(a)
The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics adopted in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.   Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that the registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Board of Trustees of the registrant has designated J. Wayne Hutchens, as the registrant’s “Audit Committee Financial Experts.”  Mr. Hutchens is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.   Principal Accountant Fees and Services.

(a)
Audit Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $107,300 and $175,100, respectively.

(b)
Audit-Related Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $40,430 and $41,400, respectively.  The fiscal year 2016 and 2015 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)
All Other Fees:  For the registrant’s fiscal years ended September 30, 2016 and September 30, 2015, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures: All services to be performed by the registrant’s principal accountant must be pre-approved by the registrant’s audit committee.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, were $40,430 and in fiscal year ended September 30, 2016 and $41,400 in fiscal year ended September 30, 2015.  These fees consisted of tax fees billed to the registrant as described in response to paragraph (c) of this Item.

(h)
The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence and has  determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

 Not applicable.

Item 6.   Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End  Management Investment Companies.

 Not applicable to the registrant.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

 Not applicable to the registrant.

Item 10.  Submission of Matters to Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this report and have concluded that the registrant’s disclosure controls and procedures were effective as of that date.

(b)
There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR is filed herewith as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	None.

(b)
The certifications by the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALPS SERIES TRUST

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	December 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jeremy O. May
Jeremy O. May
President (Principal Executive Officer)

Date:	December 9, 2016

By:	/s/ Kimberly R. Storms
Kimberly R. Storms
Treasurer (Principal Financial Officer)

Date:	December 9, 2016